UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07527

Turner Funds
(Exact name of registrant as specified in charter)

1205 Westlakes Drive, Suite 100 Berwyn, PA			19312
(Address of principal executive offices)			(Zip code)

Michael P. Malloy Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-224-6312

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2012

Item 1. Reports to Stockholders.

Annual Report

September 30, 2012

Long/short equity funds

Turner Market Neutral Fund

Turner Medical Sciences Long/Short Fund

Turner Spectrum Fund

Turner Titan Fund

U.S. growth equity funds

Turner All Cap Growth Fund

Turner Concentrated Growth Fund

Turner Emerging Growth Fund

Turner Large Growth Fund

Turner Midcap Growth Fund

Turner Small Cap Growth Fund

Global and international equity funds

Turner Global Opportunities Fund

Turner International Growth Fund

Contents

2	Letter to shareholders
5	Total returns of the Turner Funds
9	Investment review: Turner Market Neutral Fund
10	Investment review: Turner Medical Sciences Long/Short Fund
11	Investment review: Turner Spectrum Fund
12	Investment review: Turner Titan Fund
13	Investment review: Turner All Cap Growth Fund
14	Investment review: Turner Concentrated Growth Fund
15	Investment review: Turner Emerging Growth Fund
16	Investment review: Turner Large Growth Fund
17	Investment review: Turner Midcap Growth Fund
18	Investment review: Turner Small Cap Growth Fund
19	Investment review: Turner Global Opportunities Fund
20	Investment review: Turner International Growth Fund
21	Schedules of investments
50	Financial statements
72	Notes to financial statements
82	Report of independent registered public accounting firm
83	Notice to shareholders
84	Disclosure of fund expenses
86	Trustees and officers of the Trust

Turner Funds

As of September 30, 2012, the Turner Funds offered a series of 12 mutual funds to individual and institutional investors. The minimum initial investment for Institutional Class Shares in a Turner Fund is $250,000 (except for $100,000 for the Turner Market Neutral Fund, Turner Medical Sciences Long/Short Fund, Turner Spectrum Fund, and Turner Titan Fund) for regular accounts and $100,000 for individual retirement accounts. The minimum initial investment for Investor Class Shares, Retirement Class Shares, and Class C Shares is $2,500 for regular accounts and $2,000 for individual retirement accounts.

Turner Investments, L.P., based in Berwyn, Pennsylvania, serves as the investment adviser for the Turner Funds. Turner Investments, L.P., founded in 1990, manages more than $11.6 billion in stock investments as of September 30, 2012.

Shareholder services

Turner Funds shareholders receive annual and semiannual reports, quarterly account statements, and a quarterly newsletter. Shareholders who have questions about their accounts may call a toll-free telephone number, 1.800.224.6312, may visit our Web site, www.turnerinvestments.com, or may write to Turner Funds, P.O. Box 219805, Kansas City, Missouri 64121-9805.

TURNER FUNDS 2012 ANNUAL REPORT 1

LETTER TO SHAREHOLDERS

To our shareholders

If you've ever driven to work without recalling traveling from Point A to Point B, you can chalk it up to your basal ganglia. It's your basal ganglia that are the part of your brain responsible for procedural learning — in essence, for creating habits.

It typically takes three or four weeks of repetition to make a new habit automatic. But for stock investors, it's taken years to adjust to the stock market after the infamous financial crisis of 2008 — that is, a market ruled more by macroeconomic events like European sovereign-debt problems than by underlying company fundamentals like expanding profit margins.

Here's how the macroeconomic picture looks now. Europe is mired in a recession, but its banking and political leaders have made enough progress and enough commitments that the prospect of a debt contagion seems much less likely than before. China, the world's second-largest economy, is no longer registering blazing economic growth, but it is still growing (at a 7.7% annual rate, according to the World Bank) and thus averting the widely feared hard landing. And the United States has faced quarter after quarter of tepid (below 3%) economic growth, but at the same time no economists of any repute are forecasting even a single quarter of negative growth through 2014.

In short, after years of fretting about a dizzying array of macroeconomic issues, investors seem to have accepted that eventually, somehow, those issues will muddle through to resolution. Instead, investors now seem increasingly focused on how to cope with — and capitalize on — this new reality of slow global economic growth.

Living the new reality

In coming to terms with this new reality, long-term stock investors have notably done well; those who had the tolerance for risk to endure the few rough market patches of the last few years have generally been rewarded amply. In the 12-month period ended September 30, 2012, that's the subject of this report, the S&P 500 Index rose 30.20%. That extraordinary gain in turn helped lift the S&P 500 Index 116% from its bottom in March 2009 (and within spitting distance — within 8% — of its all-time high of 1565.15 reached in October 2007).

We believe a bull market may prevail in the 2010s. The current bull market is the eighth-strongest and ninth-longest since 1928, according to Bespoke Investment Group. We think this bull has more room to run, especially since some investors aren't convinced it's had legs to stand on. Reuters called this "the most uncelebrated bull market in history," and we agree. But we think there are a number of reasons why investors may appreciate this market more as time passes.

Green shoots in sight

First, stocks remain cheaply priced. Selling for 13 times next year's earnings, stocks are still priced below their long-term average of 16. The Federal Reserve has vowed to keep interest rates low through 2015, which has driven 10-year Treasury yields below 2%. As measly as a $1 tip on a seven-course dinner, Treasuries in particular and investment-grade bonds in general seem unlikely to even cover the rate of inflation going forward. We think stocks offer a distinctly more attractive risk/reward profile in comparison.

Then there's the reviving housing market. We believe we're seeing a true, sustainable recovery after several false starts. Demand for homes is rising along with prices, while renting is becoming prohibitively expensive and competitive for many consumers. When you factor in record-low mortgage rates, it seems like an attractive time to buy a home, which remains the essence of the American dream.

A true housing recovery could provide an additional leg up for consumer spending, which accounts for roughly 70% of U.S. gross domestic product. Rising home values enhance the so-called "wealth effect" for homeowners, based on the premise that as personal wealth increases, so, proportionately, does consumer spending and investment. Bank of America Merrill Lynch calculates that this wealth effect could raise gross domestic product each quarter in the back half of 2013 by 0.1 percentage point. As a result consumers may feel comfortable investing in stocks rather than keeping their money stashed under bedroom floorboards or — a marginally better alternative — in a five-year certificate of deposit that paid 1.38% on average nationally, as of September 30.

Up, up and away?

Third, stocks may have boosted their appeal just by continuing to rise over the past 12 months. With the exception of a brief stumble in the spring, which prompted some pundits to (incorrectly) predict a third consecutive summer slump, the market performed impressively for much of the past 12 months. All told, nine of the 12 months produced positive returns and a steady upward climb for the S&P 500 Index.

Finally, central banks around the world have been busy providing stimulus to keep the global economy chugging along. All told, more than 250 stimulus measures have been carried out in the past 12 months, according to ISI Group. We think all this activity clearly shows that governments are determined to keep the global economy's head above recessionary waters. We think such activity should soothe investors' pangs of uncertainty and in the process help keep the market investor friendly.

Even though the market has on balance been investor friendly over the past 12 months, cautionary "risk on/risk off" investing was much in evidence. Investors tended to

2 TURNER FUNDS 2012 ANNUAL REPORT

September 30, 2012

adjust their appetite for risk based on the levels of danger they perceived in the macroeconomic environment, preferring "safe" investments such as bonds when risk seemed high and flocking to "riskier" assets like stocks when conditions appeared less threatening.

Growth investing not rewarded fully

During the period, as always, the investment process used to manage our eight U.S. and global/international growth funds and our four long/short funds prized earnings, and we invested in the stocks of those companies that we believed could generate superior earnings growth. To our consternation, though, in many cases the stocks with the best earnings growth — which also tend to be more richly valued and more volatile — weren't rewarded lavishly by investors when they were in a risk-on frame of mind.

With bond yields leaving much to be desired, many investors evidently sought income from stocks with lower volatility and higher dividends — the mirror image of the growth stocks we prefer. That, alas, moderated the total returns of our funds. Ours wasn't a singular investing experience by any means; less than 40% of actively managed stock funds beat their benchmarks during the period, according to Bank of America Merrill Lynch.

Net-net, we think our family of stock funds generally performed well in absolute terms for the 12-month period. Eight of our 12 funds generated double-digit gains, but only two of them outperformed at least one of their benchmarks: the Turner International Growth Fund and the Turner Titan Fund. Our four long/short funds delivered relatively low volatility, as they are designed to do, but their short positions impaired their ability to produce positive returns in a market whose direction was decidedly up.

Total returns
12-month period ended September 30, 2012
Long/short equity funds
Turner Market Neutral Fund, Investor Class (TMNFX)	-1.62%
S&P 500 Index	30.20
Barclays Capital U.S. Aggregate Bond Index	5.16
Lipper Equity Market-Neutral Funds Average	2.06
Turner Medical Sciences Long/Short Fund, Investor Class (TMSFX)	-1.74
S&P 500 Healthcare Index	29.54
Barclays Capital U.S. Aggregate Bond Index	5.16
Lipper Long/Short Equity Funds Average	10.61
Turner Spectrum Fund, Institutional Class (TSPEX)	-0.77
S&P 500 Index	30.20
Barclays Capital U.S. Aggregate Bond Index	5.16
Lipper Long/Short Equity Funds Average	10.61
Turner Titan Fund, Investor Class (TTLFX)	5.44%
S&P 500 Index	30.20
Barclays Capital U.S. Aggregate Bond Index	5.16
Lipper Long/Short Equity Funds Average	10.61
U.S. growth equity funds
Turner All Cap Growth Fund (TBTBX)	17.47
Nasdaq Composite Index	29.02
Russell 3000® Growth Index	29.35
Turner Concentrated Growth Fund (TTOPX)	16.04
S&P 500 Index	30.20
Russell 1000® Growth Index	29.19
Turner Emerging Growth Fund, Investor Class (TMCGX)	25.57
Russell 2000® Growth Index	31.18
Turner Large Growth Fund, Institutional Class (TTMEX)	22.48
Russell 1000® Growth Index	29.19
Turner Midcap Growth Fund, Investor Class (TMGFX)	16.15
Russell Midcap® Growth Index	26.69
Turner Small Cap Growth Fund (TSCEX)	29.21
Russell 2000® Growth Index	31.18
International and global equity funds
Turner Global Opportunities Fund, Institutional Class (TGLBX)	20.53
MSCI World Growth Index	23.52
MSCI World Index	22.32
Turner International Growth Fund, Institutional Class (TICGX)	17.92
MSCI World ex-U.S. Growth Index	14.91

(Please call 1.800.224.6312 or visit our Web site at www.turnerinvestments.com for the most recent month-end performance. For more details on the performance of each fund during the 12-month period, see the Investment review beginning on page 9.)

Long term matters more

Delivering double-digit returns over 12 months, as our growth funds did in this period, certainly has its merits. But to pat ourselves on the back for such performance would be disingenuous and myopic in the extreme, since our goal is to outperform generally and since the ultimate purpose of investing is to multiply your, and our, wealth over the long term. We say "our wealth" because our employees are invested in our funds. So, although our growth funds posted strong gains in the past 12 months, our employee shareholders, like you, would have much preferred that a majority of our funds had bested the indexes.

We are far more pleased with our funds' long-term track records, which in our opinion is the true test of any

TURNER FUNDS 2012 ANNUAL REPORT 3

LETTER TO SHAREHOLDERS (continued)

investment's mettle. Since inception, seven of our eight growth funds have beaten one or more of their benchmarks. And our long/short funds have all achieved positive returns since inception, with lower volatility than that of the broad market.

While no one can always accurately predict the future, when we look forward, we believe stocks may continue rising — even if their ascent isn't quite as rapid as the number of views of a new viral video on the Internet. Even so, we think it's entirely possible that the S&P 500 Index could reach, and perhaps even surpass, its all-time high of 2007 over the next 12 months. As we see it, there's plenty to be optimistic about in 2013 and beyond. We think that stocks, after their paltry returns in the 2000s, appear to be reverting to their long-term average of 10% annualized returns in this decade.

Uncertainties remain

Don't get us wrong — there are still legitimate uncertainties out there that could thwart stocks and discourage the investors now sitting on the sidelines from getting into the market scrum. For instance, one unknown of Mount Everest stature looms in the short term: the outcome of the so-called "fiscal cliff," a combination of prospective federal tax increases and spending cuts at the end of the year. Some Wall Street analysts expect a potential drag of 1-1.5% on the economy early next year if the nation falls off the fiscal cliff. However, we don't think either political party, even in this age of fierce and dismaying partisanship, would be reckless enough to slam the brakes on the economy. Although each party's approach to solving America's fiscal problems figures to differ like the candidates' favorite red and blue ties, we think an acceptable compromise on the fiscal cliff should be reached, even though voters in the November election basically maintained the political status quo in Washington; they reelected President Obama and kept the House in Republican hands and the Senate in Democratic hands.

In the nearly four years of this economic recovery, earnings growth has been the stock market's engine. As the recovery ages, it's a stretch to expect continued blowout earnings each quarter. That's not to imply that earnings will collapse; we simply believe earnings-growth rates are likely to slow — and price/earnings multiples may rise. That could be a boon for both growth stocks and the market as a whole: investors' willingness to buy quality stocks for their sustained earnings growth could reinforce the market's upward tendencies.

In anticipation of the market's further ascent, we've positioned our U.S. and international/global growth funds to emphasize three types of stocks: classic growth stocks such as biotechnology and wireless-communications shares that we think have strong fundamentals; stocks of companies gaining market share; and growth-cyclical stocks in industries like retailing, manufacturing, and housing that have tended to do well as the economic cycle progresses. As for our long/short funds, their long positions contain similar types of bona fide growth stocks, while their short positions consist of shares of companies that we believe have poor earnings potential.

We don't believe in timing the market; we generally remain fully invested in stocks. (That's one habit our own basal ganglia has made automatic in us.) We believe as the housing market, employment, and consumer sentiment improve in the U.S. and the global economy continues to expand, the positive catalysts will likely outweigh the negative catalysts and elevate stocks into 2013. And we pledge to continue doing our best for you and us in what we think could be a rewarding time for stocks not only in 2013 but in this decade.

Bob Turner

Chairman and Chief Investment Officer
Turner Investments

Past performance is no guarantee of future results. The views expressed are those of Turner Investments as of September 30, 2012, and are not intended as a forecast or investment recommendations. The indexes mentioned are not available for investment.

Bob Turner

4 TURNER FUNDS 2012 ANNUAL REPORT

September 30, 2012

Total returns of the Turner Funds

Through September 30, 2012

Current performance may be lower or higher than the performance data quoted. Please call 1.800.224.6312 or visit our Web site at www.turnerinvestments.com for the most recent month-end performance information.

The performance data quoted represents past performance and the principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns shown, unless otherwise indicated, are total returns, with dividends and income reinvested. Returns spanning more than one year are annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. The indices mentioned are unmanaged statistical composites of stock-market performance. Investing in an index is not possible.

The holdings and sector weightings of the Funds are subject to change. Forward-earnings projections are not predictors of stock price or investment performance, and do not represent past performance. There is no guarantee that the forward-earnings projections will accurately predict the actual earnings experience of any of the companies involved, and there is no guarantee that owning securities of companies with relatively high price-to-earnings ratios will cause the portfolio to outperform its benchmark or index.

The Turner Funds are distributed by Foreside Fund Services, LLC, Portland, Maine. The investor should consider the investment objectives, risks, charges, and expenses carefully before investing. This and other information can be found in the prospectus. A free prospectus, which contains detailed information, including fees and expenses, and the risks associated with investing in these Funds, can be obtained by calling 1.800.224.6312. Read the prospectus carefully before investing.

Fund name/Index	Six months*	Year to date*	One year	Three years	Five years	10 years	(Annualized) Since inception	Total net assets ($mil)
Turner Market Neutral Fund — Institutional Class Shares	-1.45%	-1.17%	-1.23%	n/a	n/a	n/a	2.41%	$48.05
Investor Class Shares	-1.65	-1.46	-1.62	n/a	n/a	n/a	2.11	5.69
Class C Shares	-1.96	-1.96	-2.21	n/a	n/a	n/a	1.38	0.09
S&P 500 Index	3.43	16.44	30.20	n/a	n/a	n/a	8.23
Barclays Capital U.S. Aggregate Bond Index	3.68	3.99	5.16	n/a	n/a	n/a	7.76
Lipper Equity Market-Neutral Funds Average	0.00	1.15	2.06	n/a	n/a	n/a	1.14
Inception date: 2/7/11
Turner Medical Sciences Long/Short Fund — Institutional Class Shares	-0.20	-1.64	-1.55	n/a	n/a	n/a	1.15	37.12
Investor Class Shares	-0.29	-1.84	-1.74	n/a	n/a	n/a	0.97	9.61
Class C Shares	-0.69	-2.33	-2.52	n/a	n/a	n/a	0.24	2.89
S&P 500 Healthcare Index	8.01	17.80	29.54	n/a	n/a	n/a	16.89
Barclays Capital U.S. Aggregate Bond Index	3.68	3.99	5.16	n/a	n/a	n/a	7.76
Lipper Long/Short Equity Funds Average	-0.03	5.54	10.61	n/a	n/a	n/a	-0.69
Inception date: 2/7/11

TURNER FUNDS 2012 ANNUAL REPORT 5

LETTER TO SHAREHOLDERS (continued)

Fund name/Index	Six months*	Year to date*	One year	Three years	Five years	10 years	(Annualized) Since inception	Total net assets ($mil)
Turner Spectrum Fund — Institutional Class Shares	-2.51%	-0.55%	-0.77%	1.90%	n/a	n/a	4.03%	$832.86
Investor Class Shares	-2.53	-0.74	-0.95	1.66	n/a	n/a	3.79	126.53
Class C Shares(1)	-2.94	-1.31	-1.71	0.96	n/a	n/a	3.40	10.39
S&P 500 Index	3.43	16.44	30.20	13.20	n/a	n/a	17.01
Barclays Capital U.S. Aggregate Bond Index	3.68	3.99	5.16	6.19	n/a	n/a	6.98
Lipper Long/Short Equity Funds Average	-0.03	5.54	10.61	4.73	n/a	n/a	7.73
Inception date: 5/7/09
Turner Titan Fund — Institutional Class Shares	-1.54	4.60	5.75	n/a	n/a	n/a	2.00	25.81
Investor Class Shares	-1.73	4.40	5.44	n/a	n/a	n/a	1.76	5.04
Class C Shares	-2.14	3.71	4.53	n/a	n/a	n/a	0.97	0.53
S&P 500 Index	3.43	16.44	30.20	n/a	n/a	n/a	8.23
Barclays Capital U.S. Aggregate Bond Index	3.68	3.99	5.16	n/a	n/a	n/a	7.76
Lipper Long/Short Equity Funds Average	-0.03	5.54	10.61	n/a	n/a	n/a	-0.69
Inception date: 2/7/11
Turner All Cap Growth Fund(2)	-4.35	10.55	17.47	14.87	0.67%	14.79%	-0.84	25.84
Nasdaq Composite Index	0.80	19.62	29.02	13.66	2.90	10.27	-1.95
Russell 3000® Growth Index	1.75	16.59	29.35	14.69	3.22	8.57	-0.72
Inception date: 6/30/00
Turner Concentrated Growth Fund	-7.91	11.53	16.04	6.65	-5.89	6.37	0.49	34.93
S&P 500 Index	3.43	16.44	30.20	13.20	1.05	8.01	2.23
Russell 1000® Growth Index	1.84	16.80	29.19	14.73	3.24	8.41	0.88
Inception date: 6/30/99
Turner Emerging Growth Fund(2) — Institutional Class Shares(3)	0.79	11.83	25.86	15.15	n/a	n/a	21.26	69.39
Investor Class Shares	0.65	11.62	25.57	14.87	1.43	11.14	17.91	168.99
Russell 2000® Growth Index	0.71	14.08	31.18	14.19	2.96	10.55	3.62
Inception date: 2/27/98
Turner Large Growth Fund — Institutional Class Shares	-2.80	14.01	22.48	9.21	-1.95	7.64	2.38	201.05
Investor Class Shares(4)	-2.90	13.85	22.26	8.96	-2.19	n/a	2.79	47.86
Russell 1000® Growth Index	1.84	16.80	29.19	14.73	3.24	8.41	2.64
Inception date: 2/28/01
Turner Midcap Growth Fund(2) — Institutional Class Shares(5)	-5.42	8.66	16.34	10.65	n/a	n/a	0.48	236.15
Investor Class Shares	-5.53	8.52	16.15	10.40	-0.38	9.78	9.65	404.43
Retirement Class Shares(6)	-5.58	8.30	15.83	10.12	-0.64	9.39	9.37	4.81
Russell Midcap® Growth Index	-0.56	13.88	26.69	14.73	2.54	11.11	7.19
Inception date: 10/1/96

6 TURNER FUNDS 2012 ANNUAL REPORT

September 30, 2012

Fund name/Index	Six months*	Year to date*	One year	Three years	Five years	10 years	(Annualized) Since inception	Total net assets ($mil)
Turner Small Cap Growth Fund(2)	-0.47%	11.78%	29.21%	12.63%	1.75%	11.04%	10.85%	$250.10
Russell 2000® Growth Index	0.71	14.08	31.18	14.19	2.96	10.55	5.84
Inception date: 2/7/94
Turner Global Opportunities Fund — Institutional Class Shares	-5.06	11.57	20.53	n/a	n/a	n/a	14.07	1.65
Investor Class Shares	-5.17	11.37	20.27	n/a	n/a	n/a	13.76	0.25
MSCI World Growth Index	1.28	14.74	23.52	n/a	n/a	n/a	12.08
MSCI World Index	1.65	13.56	22.32	n/a	n/a	n/a	10.63
Inception date: 5/7/10
Turner International Growth Fund — Institutional Class Shares	-2.51	9.81	17.92	10.48	-1.30	n/a	2.39	23.41
Investor Class Shares(7)	-2.62	9.65	17.67	10.18	n/a	n/a	16.06	6.17
MSCI World ex-U.S. Growth Index	-0.70	10.47	14.91	4.62	-3.74	n/a	-0.53
Inception date: 1/31/07

(1)  Commenced operations on July 14, 2009.

(2)  Investing in technology and science companies and small- and mid-capitalization companies may subject the Funds to specific inherent risks, including above-average price fluctuations.

(3)  Commenced operations on February 1, 2009.

(4)  Commenced operations on August 1, 2005.

(5)  Commenced operations on June 16, 2008.

(6)  Commenced operations on September 24, 2001.

(7)  Commenced operations on October 31, 2008.

*  Returns of less than one year are cumulative, and not annualized.

TURNER FUNDS 2012 ANNUAL REPORT 7

Expense Ratio†

	Gross expense ratio	Net expense ratio*
Turner Market Neutral Fund
Institutional Class Shares	3.92%	1.95%
Investor Class Shares	4.18%	2.20%
Class C Shares	4.77%	2.95%
Turner Medical Sciences Long/Short Fund
Institutional Class Shares	2.79%	1.95%
Investor Class Shares	2.94%	2.20%
Class C Shares	3.68%	2.95%
Turner Spectrum Fund
Institutional Class Shares	2.53%	1.95%
Investor Class Shares	2.75%	2.20%
Class C Shares	3.44%	2.95%
Turner Titan Fund
Institutional Class Shares	3.56%	1.95%
Investor Class Shares	4.68%	2.20%
Class C Shares	3.82%	2.95%
Turner All Cap Growth Fund
Investor Class Shares	2.12%	1.73%
Turner Concentrated Growth Fund
Investor Class Shares	2.08%	1.69%
	Gross expense ratio	Net expense ratio*
Turner Emerging Growth Fund
Institutional Class Shares	1.29%	1.17%
Investor Class Shares	1.57%	1.42%
Turner Large Growth Fund
Institutional Class Shares	0.89%	0.69%
Investor Class Shares	1.13%	0.94%
Turner Midcap Growth Fund
Institutional Class Shares	1.05%	0.93%
Investor Class Shares	1.28%	1.18%
Retirement Class Shares	1.54%	1.43%
Turner Small Cap Growth Fund
Investor Class Shares	1.53%	1.25%
Turner Global Opportunities Fund
Institutional Class Shares	3.64%	1.11%
Investor Class Shares	3.89%	1.36%
Turner International Growth Fund
Institutional Class Shares	2.41%	1.10%
Investor Class Shares	2.46%	1.35%

†  These expense ratios are based on the most recent prospectus and may differ from those shown in the financial highlights.

*  Net expense ratio reflects contractual waivers of certain fees and/or expense reimbursements. Turner may discontinue this arrangement at any time after January 31, 2013.

8 TURNER FUNDS 2012 ANNUAL REPORT

INVESTMENT REVIEW

Turner Market Neutral Fund

Fund profile

September 30, 2012

■  Ticker symbol TMNFX

  Investor Class Shares

■  CUSIP #900297581

  Investor Class Shares

■  Top five holdings1

  (1) Freeport-McMoRan Copper & Gold

  (2) Embraer SA SP ADR

  (3) Deere

  (4) SPX

  (5) Invesco

■  % in five largest holdings 22%2

■  Number of holdings 721

■  Weighted average market capitalization $40.29 billion

■  Net assets $6 million, Investor Class Shares

Growth of a $10,000 investment in the
Turner Market Neutral Fund, Investor Class Shares:
February 7, 2011-September 30, 20123,4

Average annual total returns (Periods ended September 30, 2012)

	One year	Since inception[4]
Turner Market Neutral Fund, Institutional Class Shares[5]	-1.23%	2.41%
Turner Market Neutral Fund, Investor Class Shares[5]	-1.62%	2.11%
Turner Market Neutral Fund, Class C Shares[5]	-2.21%	1.38%
S&P 500 Index[6]	30.20%	8.23%
Barclays Capital U.S. Aggregate Bond Index[7]	5.16%	7.76%
Lipper Equity Market-Neutral Funds Average[8]	2.06%	1.14%

Sector weightings2:

Manager's discussion and analysis

Poor short positions hampered the Turner Market Neutral Fund, Investor Class Shares (TMNFX), which generated a loss of 1.62% in the 12-month period ended September 30. The fund's return trailed that of the S&P 500 Index by 31.82 percentage points, the Barclays Capital U.S. Aggregate Bond Index by 6.78 percentage points, and the Lipper Equity Market-Neutral Funds Average by 3.68 percentage points. The Turner Market Neutral Fund seeks capital appreciation using a long/short strategy in seeking to capture alpha, reduce volatility, and preserve capital in declining markets.

The consumer-discretionary, consumer-staples, financials, and industrials sectors added the most extra return. In those sectors, long and short positions in gaming, automotive, beverage, investment-management, regional-bank, oil-exploration, and pipeline shares generated the best performance. The materials sector was the biggest detractor from performance. In that sector, long and short positions in steel, building-products, and diversified-chemical shares produced unsatisfactory results.

1  Cash equivalent is not being considered a holding for the top five holdings, but is counted in the number of holdings. Top five holdings are based on long positions. The fund composition is subject to change.

2  Percentages based on total investments of long positions.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. Performance of the Institutional, Investor and Class C Shares will differ due to differences in fees.

4  The inception date of the Turner Market Neutral Fund was February 7, 2011.

5  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

6  The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

7  The Barclays Capital U.S. Aggregate Bond Index (prior to November 2008, the Index was known as the "Lehman Brothers U.S. Aggregate Bond Index") represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities.

8  The Lipper Equity Market-Neutral Funds Average represents the average annualized total return for all reporting funds in the Lipper Equity Market-Neutral Fund category.

The Turner Market Neutral Fund is subject to the risks associated with selling securities short. A short sale involves a finite opportunity for appreciation, but a theoretically unlimited risk of loss. The Fund may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund's net asset value and total return.

TURNER FUNDS 2012 ANNUAL REPORT 9

INVESTMENT REVIEW

Turner Medical Sciences Long/Short Fund

Fund profile

September 30, 2012

■  Ticker symbol TMSFX

  Investor Class Shares

■  CUSIP #900297557

  Investor Class Shares

■  Top five holdings1

  (1) Covidien

  (2) Alexion Pharmaceuticals

  (3) Allergan

  (4) Abbott Laboratories

  (5) Cooper

■  % in five largest holdings 18.6%2

■  Number of holdings 681

■  Weighted average market capitalization $37.92 billion

■  Net assets $10 million, Investor Class Shares

Growth of a $10,000 investment in the
Turner Medical Sciences Long/Short Fund,
Investor Class Shares:
February 7, 2011-September 30, 20123,4

Average annual total returns (Periods ended September 30, 2012)

	One year	Since inception[4]
Turner Medical Sciences Long/Short Fund, Institutional Class Shares[5]	-1.55%	1.15%
Turner Medical Sciences Long/Short Fund, Investor Class Shares[5]	-1.74%	0.97%
Turner Medical Sciences Long/Short Fund, Class C Shares[5]	-2.52%	0.24%
S&P 500 Healthcare Index[6]	29.54%	16.89%
Barclays Capital U.S. Aggregate Bond Index[7]	5.16%	7.76%
Lipper Long/Short Equity Funds Average[8]	10.61%	-0.69%

Sector weightings2:

Manager's discussion and analysis

Unrewarding short positions hurt the Turner Medical Sciences Long/Short Fund, Investor Class Shares (TMSFX), which recorded a 1.74% loss for the 12-month period ended September 30. The fund's return lagged that of the S&P 500 Healthcare Index by 31.28 percentage points, the Lipper Long/Short Equity Funds Average by 12.35 percentage points, and the Barclays Capital U.S. Aggregate Bond Index by 6.90 percentage points. The Turner Medical Sciences Long/Short Fund seeks capital appreciation by investing primarily (at least 80% of its net assets) in stocks of companies in the health-care sector; the fund uses a long/short growth strategy in seeking to capture alpha, reduce volatility, and preserve capital in declining markets.

In the fund's long and short positions, stocks in the therapeutic-pharmaceutical and biotechnology industries provided the most extra return. Detracting significantly from performance were long and short positions in the stocks of pharmaceutical, biomedical, medical-instrument, and health-care services firms. Also impeding performance was the fund's position in cash equivalents. Consistent with the fund's investment strategy and given the market's volatility during the period, the fund maintained a significant cash position during the period for defensive purposes. As a result, the fund did not participate in the market advances during the period as much as it would have if it had been more fully invested.

1  Cash equivalent is not being considered a holding for the top five holdings, but is counted in the number of holdings. Top five holdings are based on long positions. The fund composition is subject to change.

2  Percentages based on total investments of long positions.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. Performance of the Institutional, Investor and Class C Shares will differ due to differences in fees.

4  The inception date of the Turner Medical Sciences Long/Short Fund was February 7, 2011.

5  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

6  The S&P 500 Healthcare Index is an unmanaged index which includes the stocks in the health-care sector of the S&P 500 Index.

7  The Barclays Capital U.S. Aggregate Bond Index (prior to November 2008, the Index was known as the "Lehman Brothers U.S. Aggregate Bond Index") represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities.

8  Lipper Long/Short Equity Funds Average represents the average annualized total return for all reporting funds in the Lipper Long/Short Equity Fund category.

The Turner Medical Sciences Long/Short Fund is subject to the risks associated with selling securities short. A short sale involves a finite opportunity for appreciation, but a theoretically unlimited risk of loss. The Fund is subject to the risks associated with health care-related companies. Many health care-related companies are smaller and less seasoned than companies in other sectors. Health care-related companies may also be strongly affected by scientific or technological developments and their products may quickly become obsolete. The Fund is subject to risks due to its foreign investments.

10 TURNER FUNDS 2012 ANNUAL REPORT

INVESTMENT REVIEW

Turner Spectrum Fund

Fund profile

September 30, 2012

■  Ticker symbol TSPEX

  Institutional Class Shares

■  CUSIP #900297664

  Institutional Class Shares

■  Top five holdings1

  (1) Coca-Cola

  (2) Home Depot

  (3) Allergan

  (4) Air Methods

  (5) ProAssurance

■  % in five largest holdings 6.0%2

■  Number of holdings 4381

■  Weighted average market capitalization $26.67 billion

■  Net assets $833 million, Institutional Class Shares

Growth of a $100,000 investment in the
Turner Spectrum Fund, Institutional Class Shares:
May 7, 2009-September 30, 20123,4

Average annual total returns (Periods ended September 30, 2012)

	One year	Three years	Since inception
Turner Spectrum Fund, Institutional Class Shares[5]	-0.77%	1.90%	4.03%
Turner Spectrum Fund, Investor Class Shares[5]	-0.95%	1.66%	3.79%
Turner Spectrum Fund, Class C Shares[5]	-1.71%	0.96%	3.40%
S&P 500 Index[7]	30.20%	13.20%	17.01%[4]
Barclays Capital U.S. Aggregate Bond Index[8]	5.16%	6.19%	6.98%[4]
Lipper Long/Short Equity Funds Average[9]	10.61%	4.73%	7.73%[4]

Sector weightings2:

Manager's discussion and analysis

The Turner Spectrum Fund, Institutional Class Shares (TSPEX), lost 0.77% in the 12-month period ended September 30. The fund's return trailed the S&P 500 Index by 30.97 percentage points, the Lipper Long/Short Equity Average by 11.38 percentage points, and the Barclays Capital U.S. Aggregate Bond Index by 5.93 percentage points. The Turner Spectrum Fund seeks capital appreciation through allocating its assets to various investment strategies, each managed by a separate portfolio management team at Turner.

Unproductive short positions were the main drag on the fund's results. Conversely, the consumer-staples sector added the most value. In that sector, long and short positions in cosmetics, beverage, diversified-food, and dairy shares performed best. The sector that detracted the most from results was consumer discretionary, with shares of shoe, multimedia, and home-improvement companies providing the worst returns. The fund kept a conservative net long exposure of 27%, primarily in U.S. stocks.

1  Cash equivalent is not being considered a holding for the top five holdings, but is counted in the number of holdings. Top five holdings are based on long positions. The fund composition is subject to change.

2  Percentages based on total investments of long positions.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. Performance of the Institutional, Investor and Class C Shares will differ due to differences in fees.

4  The inception date of the Turner Spectrum Fund (Institutional Class Shares and Investor Class Shares) was May 7, 2009. Index returns are based on Institutional Class Shares inception date.

5  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

6  The inception date of the Turner Spectrum Fund (Class C Shares) was July 14, 2009.

7  The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

8  The Barclays Capital U.S. Aggregate Bond Index (prior to November 2008, the Index was known as the "Lehman Brothers U.S. Aggregate Bond Index") represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities.

9  Lipper Long/Short Equity Funds Average represents the average annualized total return for all reporting funds in the Lipper Long/Short Equity Fund category.

The Turner Spectrum Fund may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund's net asset value and total return. The Fund is subject to the risks associated with selling securities short. A short sale involves a finite opportunity for appreciation, but a theoretically unlimited risk of loss. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies.

TURNER FUNDS 2012 ANNUAL REPORT 11

INVESTMENT REVIEW

Turner Titan Fund

Fund profile

September 30, 2012

■  Ticker symbol TTLFX

  Investor Class Shares

■  CUSIP #900297524

  Investor Class Shares

■  Top five holdings1

  (1) Concho Resources

  (2) Broadcom, Cl A

  (3) Coca-Cola

  (4) Allergan

  (5) F5 Networks

■  % in five largest holdings 14.1%2

■  Number of holdings 1101

■  Weighted average market capitalization $27.32 billion

■  Net assets $5 million, Investor Class Shares

Growth of a $10,000 investment in the
Turner Titan Fund, Investor Class Shares:
February 7, 2011-September 30, 20123,4

Average annual total returns (Periods ended September 30, 2012)

	One year	Since inception[4]
Turner Titan Fund, Institutional Class Shares[5]	5.75%	2.00%
Turner Titan Fund, Investor Class Shares[5]	5.44%	1.76%
Turner Titan Fund, Class C Shares[5]	4.53%	0.97%
S&P 500 Index[6]	30.20%	8.23%
Barclays Capital U.S. Aggregate Bond Index[7]	5.16%	7.76%
Lipper Long/Short Equity Funds Average[8]	10.61%	-0.69%

Sector weightings2:

Manager's discussion and analysis

The Turner Titan Fund, Investor Class Shares (TTLFX) gained 5.44% in the 12-month period ended September 30. The fund's return beat the Barclays Capital U.S. Aggregate Bond Index by 0.28 percentage point, but underperformed the S&P 500 Index by 24.76 percentage points and the Lipper Long/Short Equity Funds Average by 5.17 percentage points. The Turner Titan Fund seeks long-term capital appreciation by investing in stocks of companies with primarily large-capitalization ranges across all major industry sectors; the fund uses a long/short strategy in seeking to capture alpha, reduce volatility, and preserve capital in declining markets.

The industrials and consumer-staples sectors added the most value, with long and short positions in electrical-products, diversified-foods, automotive-manufacturing, diversified-machinery, beverage, and cosmetics shares delivering the best results. The greatest detractor from performance was the consumer-discretionary sector, with shares in apparel, advertising, and social-media companies producing subpar returns.

1  Cash equivalent is not being considered a holding for the top five holdings, but is counted in the number of holdings. Top five holdings are based on long positions. The fund composition is subject to change.

2  Percentages based on total investments of long positions.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. Performance of the Institutional, Investor and Class C Shares will differ due to differences in fees.

4  The inception date of the Turner Titan Fund was February 7, 2011.

5  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

6  The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

7  The Barclays Capital U.S. Aggregate Bond Index (prior to November 2008, the Index was known as the "Lehman Brothers U.S. Aggregate Bond Index") represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities.

8  Lipper Long/Short Equity Funds Average represents the average annualized total return for all reporting funds in the Lipper Long/Short Equity Fund category.

Cl — Class

The Turner Titan Fund may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund's net asset value and total return. The Fund is subject to the risks associated with selling securities short. A short sale involves a finite opportunity for appreciation, but a theoretically unlimited risk of loss. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies.

12 TURNER FUNDS 2012 ANNUAL REPORT

INVESTMENT REVIEW

Turner All Cap Growth Fund

Fund profile

September 30, 2012

■  Ticker symbol TBTBX

■  CUSIP #87252R797

■  Top five holdings1

  (1) Apple

  (2) NXP Semiconductors

  (3) Broadcom, Cl A

  (4) ASML Holding, NY Shares

  (5) Cavium

■  % in five largest holdings 23.6%2

■  Number of holdings 381

■  Price/earnings ratio 17.0

■  Weighted average market capitalization $70.55 billion

■  Net assets $26 million

Growth of a $10,000 investment in the
Turner All Cap Growth Fund:
September 30, 2002-September 30, 20123

Average annual total returns (Periods ended September 30, 2012)

	One year	Three years	Five years	10 years	Since inception
Turner All Cap Growth Fund[4]	17.47%	14.87%	0.67%	14.79%	-0.84%
Nasdaq Composite Index[5]	29.02%	13.66%	2.90%	10.27%	-1.95%
Russell 3000® Growth Index[6]	29.35%	14.69%	3.22%	8.57%	-0.72%

Sector weightings2:

Manager's discussion and analysis

Outperformance in drug holdings helped the Turner All Cap Growth Fund (TBTBX) to gain 17.47% in the 12-month period ended September 30. However, the fund's return lagged that of the Russell 3000® Growth Index by 11.88 percentage points and the Nasdaq Composite Index by 11.55 percentage points.

Three of the fund's seven sector positions outperformed their corresponding index sectors, with a 13% weighting in the health-care sector contributing the most return. The main detractors from performance were the consumer-discretionary, energy, and consumer-staples sectors, an 18% weighting, with shoe, apparel, social-media, coal-mining, oil-exploration, and coffee-roasting shares recording poor relative returns.

1  Cash equivalent and short-term investment are not being considered a holding for the top five holdings, but are counted in the number of holdings. The fund composition is subject to change.

2  Percentages based on total investments.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner All Cap Growth Fund was June 30, 2000.

4  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

5  The Nasdaq Composite Index includes more than 5,000 domestic and non-U.S. based common stocks listed on the Nasdaq stock market. The index is market-value weighted. This means that each company's security affects the index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the index. Because it is so broad-based, the Index is one of the most widely followed and quoted major market indices.

6  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.

7  Cash equivalent includes short-term investment held as collateral for securities lending activity. Please see Note 10 in Notes to Financial Statements for more detailed information.

Cl — Class

NY — New York

The Turner All Cap Growth Fund may buy and sell securities frequently as part of its investment strategy. The medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies.

TURNER FUNDS 2012 ANNUAL REPORT 13

INVESTMENT REVIEW

Turner Concentrated Growth Fund

Fund profile

September 30, 2012

■  Ticker symbol TTOPX

■  CUSIP #87252R862

■  Top five holdings1

  (1) Apple

  (2) Lennar, Cl A

  (3) Alexion Pharmaceuticals

  (4) CBRE Group

  (5) Qualcomm

■  % in five largest holdings 28.8%2

■  Number of holdings 231

■  Price/earnings ratio 15.0

■  Weighted average market capitalization $111.37 billion

■  Net assets $35 million

Growth of a $10,000 investment in the
Turner Concentrated Growth Fund:
September 30, 2002-September 30, 20123

Average annual total returns (Periods ended September 30, 2012)

	One year	Three years	Five years	10 years	Since inception
Turner Concentrated Growth Fund[4]	16.04%	6.65%	-5.89%	6.37%	0.49%
S&P 500 Index[5]	30.20%	13.20%	1.05%	8.01%	2.23%
Russell 1000® Growth Index[6]	29.19%	14.73%	3.24%	8.41%	0.88%

Sector weightings2:

Manager's discussion and analysis

Sub-par stock selection impaired the performance of the Turner Concentrated Growth Fund (TTOPX) in the 12-month period ended September 30. As a result the fund, which contains a select few stocks that we think have the strongest earnings power and return potential, gained 16.04%. The fund underperformed the S&P 500 Index by 14.16 percentage points and the Russell 1000® Growth Index by 13.15 percentage points.

One of the seven sectors in which the fund was invested beat its corresponding market sector. The health-care sector, a 9% weighting, provided the most extra return. In that sector, pharmaceutical, medical-instrument, and medical-information-system shares performed well. The worst-performing sectors were consumer discretionary and energy, a 16% weighting. Social-media, e-commerce, apparel, automotive, and oil-exploration shares underperformed the most.

On September 7, 2012, the Board of Trustees of the Turner Funds approved the reorganization of Turner Concentrated Growth Fund (the "Concentrated Growth Fund") into Turner Large Growth Fund. In anticipation of the reorganization, the Board has determined to close the Concentrated Growth Fund to new investors effective December 28, 2012.

1  Cash equivalent and short-term investment are not being considered a holding for the top five holdings, but are counted in the number of holdings. The fund composition is subject to change.

2  Percentages based on total investments.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Concentrated Growth Fund was June 30,1999.

4  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

5  The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

6  The Russell 1000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

7  Cash equivalent includes short-term investment held as collateral for securities lending activity. Please see Note 10 in Notes to Financial Statements for more detailed information.

Cl — Class

The Turner Concentrated Growth Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility. The Fund may buy and sell securities frequently as part of its investment strategy.

14 TURNER FUNDS 2012 ANNUAL REPORT

INVESTMENT REVIEW

Turner Emerging Growth Fund

Fund profile

September 30, 2012

■  Ticker symbol TMCGX

  Investor Class Shares

■  CUSIP #872524301

  Investor Class Shares

■  Top five holdings1

  (1) Catamaran

  (2) Vitamin Shoppe

  (3) United Natural Foods

  (4) Huron Consulting Group

  (5) Air Methods

■  % in five largest holdings 12.0%2

■  Number of holdings 921

■  Price/earnings ratio 16.7

■  Weighted average market capitalization $1.71 billion

■  Net assets $169 million, Investor Class Shares

Growth of a $10,000 investment in the
Turner Emerging Growth Fund, Investor Class Shares:
September 30, 2002-September 30, 20123,4

Average annual total returns (Periods ended September 30, 2012)

	One year	Three years	Five years	10 years	Since inception
Turner Emerging Growth Fund, Institutional Class Shares[5]	25.86%	15.15%	—	—	21.26%[6]
Turner Emerging Growth Fund, Investor Class Shares[5]	25.57%	14.87%	1.43%	11.14%	17.91%[4]
Russell 2000® Growth Index[7]	31.18%	14.19%	2.96%	10.55%	3.62%[4]

Sector weightings2:

Manager's discussion and analysis

During the 12-month period ended September 30, the Turner Emerging Growth Fund, Investor Class Shares (TMCGX) gained 25.57%, underperforming the Russell 2000® Growth Index's 31.18% gain by 5.61 percentage points.

All 10 of the fund's sector positions provided positive returns, with four of the positions outperforming their corresponding index sectors. Of those sectors, information technology, an 18% weighting, furnished the greatest outperformance by far; shares in software, semiconductor, and information-services firms did best. The health-care and consumer-discretionary sectors detracted the most from results. In those sectors, which represented a 37% weighting, medical-information-systems, software, biotechnology, footwear, apparel, and hazardous-waste-disposal shares proved disappointing.

1  Cash equivalent and short-term investment are not being considered a holding for the top five holdings, but are counted in the number of holdings. The fund composition is subject to change.

2  Percentages based on total investments.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. Performance of the Institutional and Investor Class Shares will differ due to differences in fees.

4  The inception date of the Turner Emerging Growth Fund (Investor Class Shares) was February 27, 1998. Index returns are based on Investor Class Shares inception date.

5  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

6  The inception date of the Turner Emerging Growth Fund (Institutional Class Shares) was February 1, 2009.

7  The Russell 2000® Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest U.S. companies out of the 3,000 largest U.S. companies with higher growth rates and price-to-book ratios.

8  Cash equivalent includes short-term investment held as collateral for securities lending activity. Please see Note 10 in Notes to Financial Statements for more detailed information.

Amounts designated as "—" are not applicable.

The Turner Emerging Growth Fund is also subject to taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.

TURNER FUNDS 2012 ANNUAL REPORT 15

INVESTMENT REVIEW

Turner Large Growth Fund

Fund profile

September 30, 2012

■  Ticker symbol TTMEX

  Institutional Class Shares

■  CUSIP #900297847

  Institutional Class Shares

■  Top five holdings1

  (1) Apple

  (2) Coca-Cola

  (3) Google, Cl A

  (4) Qualcomm

  (5) EMC

■  % in five largest holdings 23.7%2

■  Number of holdings 671

■  Price/earnings ratio 15.0

■  Weighted average market capitalization $123.78 billion

■  Net assets $201 million, Institutional Class Shares

Growth of a $250,000 investment in the
Turner Large Growth Fund, Institutional Class Shares:
September 30, 2002-September 30, 20123,4

Average annual total returns (Periods ended September 30, 2012)

	One year	Three years	Five years	10 years	Since inception
Turner Large Growth Fund, Institutional Class Shares[5]	22.48%	9.21%	-1.95%	7.64%	2.38%[4]
Turner Large Growth Fund, Investor Class Shares[5]	22.26%	8.96%	-2.19%	—	2.79%[6]
Russell 1000® Growth Index[7]	29.19%	14.73%	3.24%	8.41%	2.64%[4]

Sector weightings2:

Manager's discussion and analysis

The Turner Large Growth Fund, Institutional Class Shares (TTMEX) gained 22.48% in the 12-month period ended September 30. However, the fund underperformed its benchmark, the Russell 1000® Growth Index, by 6.71 percentage points.

Four of the eight sectors the fund was invested in beat their corresponding index sectors. Industrials, information technology, and financials, a 52% weighting, provided the most extra return. In those sectors, telecommunication, computer, semiconductor, Internet-application-software, computer-services, investment-management, and transactional-software shares boosted performance. The health-care, consumer-discretionary, and materials sectors, a 29% weighting, detracted the most from performance; shares of generic-pharmaceutical, biomedical, electronic-measurement, social-media, e-commerce, automotive, apparel, gold-mining, packaging, and fertilizer companies provided unfavorable results.

1  Cash equivalent and short-term investment are not being considered a holding for the top five holdings, but are counted in the number of holdings. The fund composition is subject to change.

2  Percentages based on total investments.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. Performance of the Institutional and Investor Class Shares will differ due to differences in fees.

4  The inception date of the Turner Large Growth Fund (Institutional Class Shares) was February 28, 2001. Index returns are based on Institutional Class Shares inception date.

5  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

6  The inception date of the Turner Large Growth Fund (Investor Class Shares) was August 1, 2005.

7  The Russell 1000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

8  Cash equivalent includes short-term investment held as collateral for securities lending activity. Please see Note 10 in Notes to Financial Statements for more detailed information.

Amounts designated as "—" are not applicable.

Cl — Class

The Turner Large Growth Fund may buy and sell securities frequently as part of its investment strategy. The Fund is subject to the risk that large capitalization growth stocks may underperform other segments of the equity markets as a whole.

16 TURNER FUNDS 2012 ANNUAL REPORT

INVESTMENT REVIEW

Turner Midcap Growth Fund

Fund profile

September 30, 2012

■  Ticker symbol TMGFX

  Investor Class Shares

■  CUSIP #900297409

  Investor Class Shares

■  Top five holdings1

  (1) Broadcom, Cl A

  (2) NXP Semiconductors

  (3) Citrix Systems

  (4) Concho Resources

  (5) F5 Networks

■  % in five largest holdings 10.2%2

■  Number of holdings 781

■  Price/earnings ratio 19.0

■  Weighted average market capitalization $9.33 billion

■  Net assets $405 million, Investor Class Shares

Growth of a $10,000 investment in the
Turner Midcap Growth Fund, Investor Class Shares:
September 30, 2002-September 30, 20123,4

Average annual total returns (Periods ended September 30, 2012)

	One year	Three years	Five years	10 years	Since inception
Turner Midcap Growth Fund, Institutional Class Shares[5]	16.34%	10.65%	—	—	0.48%[6]
Turner Midcap Growth Fund, Investor Class Shares[5]	16.15%	10.40%	-0.38%	9.78%	9.65%[4]
Turner Midcap Growth Fund, Retirement Class Shares[5]	15.83%	10.12%	-0.64%	9.39%	9.37%[7]
Russell Midcap® Growth Index[8]	26.69%	14.73%	2.54%	11.11%	7.19%[4]

Sector weightings2:

Manager's discussion and analysis

In the 12-month period ended September 30, the Turner Midcap Growth Fund, Investor Class Shares (TMGFX) advanced 16.15%, underperforming the Russell Midcap® Growth Index by 10.54 percentage points.

A 14% position in financials and consumer staples provided the greatest contribution to the fund's performance. Those two sectors, out of the eight the fund was invested in, beat their corresponding index sectors. Investment-management, transactional-software, commercial-bank, diversified-food, grocery-store, beverage, and vitamin shares generated the best results. The major detractors from performance were the health-care, energy, and consumer-discretionary sectors, which represented 41% of the portfolio. Subpar performers in those sectors included footwear, restaurant, apparel, coal-mining, oil-exploration, generic-pharmaceutical, medical-product, medical-instrument, and diagnostic-equipment shares.

1  Cash equivalent and short-term investment are not being considered a holding for the top five holdings, but are counted in the number of holdings. The fund composition is subject to change.

2  Percentages based on total investments.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. Performance of the Institutional, Investor and Retirement Class Shares will differ due to differences in fees.

4  The inception date of the Turner Midcap Growth Fund (Investor Class Shares) was October 1, 1996. Index returns are based on Investor Class Shares inception date.

5  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

6  The inception date of the Turner Midcap Growth Fund (Institutional Class Shares) was June 16, 2008.

7  The inception date of the Turner Midcap Growth Fund (Retirement Class Shares) was September 24, 2001.

8  The Russell Midcap® Growth Index is a capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 800 smallest U.S. companies out of the 1,000 largest companies with higher growth rates and price-to-book ratios.

9  Cash equivalent includes short-term investment held as collateral for securities lending activity. Please see Note 10 in Notes to Financial Statements for more detailed information.

Cl — Class

Amounts designated as "—" are not applicable.

The Turner Midcap Growth Fund may buy and sell securities frequently as part of its investment strategy. The medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies.

TURNER FUNDS 2012 ANNUAL REPORT 17

INVESTMENT REVIEW

Turner Small Cap Growth Fund

Fund profile

September 30, 2012

■  Ticker symbol TSCEX

■  CUSIP #900297300

■  Top five holdings1

  (1) MAXIMUS

  (2) Cubist Pharmaceuticals

  (3) Boise

  (4) Dril-Quip

  (5) United Natural Foods

■  % in five largest holdings 5.0%2

■  Number of holdings 1261

■  Price/earnings ratio 17.7

■  Weighted average market capitalization $1.88 billion

■  Net assets $250 million

Growth of a $10,000 investment in the
Turner Small Cap Growth Fund:
September 30, 2002-September 30, 20123

Average annual total returns (Periods ended September 30, 2012)

	One year	Three years	Five years	10 years	Since inception
Turner Small Cap Growth Fund[4]	29.21%	12.63%	1.75%	11.04%	10.85%
Russell 2000® Growth Index[5]	31.18%	14.19%	2.96%	10.55%	5.84%

Sector weightings2:

Manager's discussion and analysis

Decent stock selection in several major market sectors helped the Turner Small Cap Growth Fund (TSCEX) gain 29.21% in the 12-month period ended September 30. However, the fund lagged its benchmark, the Russell 2000® Index, by 1.97 percentage points.

Six of the fund's sector positions — consumer staples, information technology, industrials, financials, energy, and utilities, a 51% weighting — beat their index counterparts. Consumer staples contributed the most return, with shares in companies involved in diversified food and wholesale food distribution performing the best. But consumer-discretionary and materials shares, an 18% weighting, proved the biggest drag on performance. Apparel, educational-services, footwear, hazardous-waste-disposal, restaurant, filtration, gold-mining, electrical-products, and aluminum stocks recorded subpar results.

1  Cash equivalent and short-term investment are not being considered a holding for the top five holdings, but are counted in the number of holdings. The fund composition is subject to change.

2  Percentages based on total investments.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Small Cap Growth Fund was February 7, 1994.

4  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

5  The Russell 2000® Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest U.S. companies out of the 3,000 largest U.S. companies with higher growth rates and price-to-book ratios.

6  Cash equivalent includes short-term investment held as collateral for securities lending activity. Please see Note 10 in Notes to Financial Statements for more detailed information.

The Turner Small Cap Growth Fund may buy and sell securities frequently as part of its investment strategy. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies.

18 TURNER FUNDS 2012 ANNUAL REPORT

INVESTMENT REVIEW

Turner Global Opportunities Fund

Fund profile

September 30, 2012

■  Ticker symbol TGLBX

  Institutional Class Shares

■  CUSIP #900297623

  Institutional Class Shares

■  Top five holdings1

  (1) Apple

  (2) ASML Holding, NY Shares

  (3) Alexion Pharmaceuticals

  (4) NXP Semiconductors

  (5) Broadcom, Cl A

■  % in five largest holdings 29.3%2

■  Number of holdings 281

■  Price/earnings ratio 15.5

■  Weighted average market capitalization $83.45 billion

■  Net assets $2 million, Institutional Class Shares

Growth of a $250,000 investment in the
Turner Global Opportunities Fund,
Institutional Class Shares:
May 7, 2010-September 30, 20123

Average annual total returns (Periods ended September 30, 2012)

	One Year	Since inception
Turner Global Opportunities Fund, Institutional Class Shares[4]	20.53%	14.07%
Turner Global Opportunities Fund, Investor Class Shares[4]	20.27%	13.76%
MSCI World Growth Index[5]	23.52%	12.08%
MSCI World Index[6]	22.32%	10.63%

Sector weightings2:

Manager's discussion and analysis

An emphasis on U.S. stocks hurt the Turner Global Opportunities Fund, Institutional Class Shares (TGLBX), which gained 20.53% for the 12-month period ended September 30. The fund lagged its benchmark, the MSCI World Growth Index, by 2.99 percentage points, and the MSCI World Index by 1.79 percentage points.

A larger weighting in foreign stocks would have benefited the fund's results. Four of the fund's seven sector positions outperformed their corresponding index sectors. The best-performing sectors were industrials and health care, which amounted to 13% of holdings. In those sectors, semiconductor, diversified-machinery, biotechnology, and medical-product shares contributed the most extra return. The fund's performance was hurt the most by the energy and consumer-discretionary sectors, with a combined weighting of 22%. Oil, coal-mining, e-commerce, restaurant, and social-media stocks were the biggest laggards.

1  Cash equivalent is not being considered a holding for the top five holdings, but is counted in the number of holdings. The fund composition is subject to change.

2  Percentages based on total investments.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Global Opportunities Fund was May 7, 2010. Performance of the Institutional and Investor Class Shares will differ due to differences in fees.

4  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

5  The MSCI World Growth Index measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends.

6  The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Cl — Class

NY — New York

The Turner Global Opportunities Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility. The Fund is subject to risks due to its foreign investments.

TURNER FUNDS 2012 ANNUAL REPORT 19

INVESTMENT REVIEW

Turner International Growth Fund

Fund profile

September 30, 2012

■  Ticker symbol TICGX

  Institutional Class Shares

■  CUSIP #900297771

  Institutional Class Shares

■  Top five holdings1

  (1) Roche Holding

  (2) Nestle

  (3) BHP Billiton, Ltd.

  (4) BT Group

  (5) Goldcorp

■  % in five largest holdings 11.9%2

■  Number of holdings 801

■  Price/earnings ratio 11.5

■  Weighted average market capitalization $46.53 billion

■  Net assets $23 million, Institutional Class Shares

Growth of a $250,000 investment in the
Turner International Growth Fund,
Institutional Class Shares:
January 31, 2007-September 30, 20123,4

Average annual total returns (Periods ended September 30, 2012)

	One year	Three years	Five years	Since inception
Turner International Growth Fund, Institutional Class Shares[5]	17.92%	10.48%	-1.30%	2.39%[4]
Turner International Growth Fund, Investor Class Shares[5]	17.67%	10.18%	—	16.06%[6]
MSCI World ex-U.S. Growth Index[7]	14.91%	4.62%	-3.74%	-0.53%[4]

Sector weightings2:

Manager's discussion and analysis

In the 12-month period ended September 30, double-digit gains in nearly every sector powered the Turner International Growth Fund, Institutional Class Shares (TICGX) to a 17.92% gain, a result that outperformed the MSCI World Growth ex-U.S. Index by 3.01 percentage points.

Stock selection was excellent: all nine of the market sectors the fund was invested in outperformed their corresponding index sectors. The consumer-discretionary sector, a 12% weighting, provided the most extra return. In that sector, hotel, wholesale-food-distribution, and apparel shares performed especially well. A 6% weighting in the energy sector contributed the least, with oil exploration-and-production, oil-field-services, and coal-mining stocks underperforming.

On September 7, 2012, the Board of Trustees of the Turner Funds approved the reorganization of Turner International Growth Fund into the John Hancock International Growth Equity Fund, a series of John Hancock Funds II with the same investment objectives and policies. In anticipation of the reorganization, the Board has determined to close the International Growth Fund to new investors effective October 12, 2012.

1  Cash equivalent is not being considered a holding for the top five holdings, but is counted in the number of holdings. The fund composition is subject to change.

2  Percentages based on total investments.

3  These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. Performance of the Institutional and Investor Class Shares will differ due to differences in fees.

4  The inception date of the Turner International Growth Fund (Institutional Class Shares) was January 31, 2007. Index returns are based on Institutional Class Shares inception date.

5  Fee waivers are in effect; if they had not been in effect, performance would have been lower.

6  The inception date of the Turner International Growth Fund (Investor Class Shares) was October 31, 2008.

7  The MSCI World Growth ex-U.S. Growth Index is a market capitalization-weighted index (companies with larger market capitalizations have more influence than those with smaller market capitalizations) designed to measure the combined equity market performance of developed and emerging markets countries, excluding the United States.

Amounts designated as "—" are not applicable.

The Turner International Growth Fund may buy and sell securities frequently as part of its investment strategy. The Fund is subject to risks due to its foreign investments.

20 TURNER FUNDS 2012 ANNUAL REPORT

Schedule of investments

Turner Market Neutral Fund

September 30, 2012

	Shares	Value (000)
Common stock—68.0%
Consumer discretionary—10.3%
Adidas AG	11,978	$983
Harley-Davidson	23,410	992
Home Depot	18,510	1,117
Lennar, Cl A	11,110	386
Royal Caribbean Cruises	33,680	1,018
Starbucks	20,690	1,050
Total Consumer discretionary		5,546
Consumer staples—6.0%
Coca-Cola	28,310	1,074
Kellogg	20,330	1,050
Procter & Gamble	16,330	1,133
Total Consumer staples		3,257
Financials—5.5%
Credicorp	5,707	715
Invesco	45,730	1,143
ProAssurance	11,980	1,083
Total Financials		2,941
Health care—14.0%
Abbott Laboratories	14,700	1,008
Alexion Pharmaceuticals*	9,260	1,059
Allergan	11,430	1,047
ARIAD Pharmaceuticals*	45,560	1,104
Express Scripts Holding*	17,050	1,068
MEDNAX*	13,610	1,013
St. Jude Medical	24,870	1,048
Team Health Holdings*	6,530	177
Total Health care		7,524
Industrials—13.9%
Cummins	5,440	502
Deere	21,780	1,797
Embraer SA SP ADR	69,690	1,855
Equifax	8,170	380
SPX	24,860	1,626
Titan International	25,590	452
Verisk Analytics, Cl A*	18,590	885
Total Industrials		7,497
	Shares	Value (000)
Information technology—14.6%
Apple	1,630	$1,088
Broadcom, Cl A	27,780	961
EMC*	37,570	1,025
Fidelity National Information Services	20,306	634
Global Payments	25,040	1,047
NXP Semiconductors*	43,010	1,076
Riverbed Technology*	46,380	1,079
Sourcefire*	19,060	934
Total Information technology		7,844
Materials—3.7%
Freeport-McMoRan Copper & Gold	50,090	1,982
Total Materials		1,982
Total Common stock (Cost $36,461)**		36,591
Cash equivalent—3.0%
BlackRock TempCash Fund, Institutional Shares, 0.010%***^	1,606,102	1,606
Total Cash equivalent (Cost $1,606)**		1,606
Total Investments—71.0% (Cost $38,067)**		38,197
Segregated cash with brokers—96.4%		51,858
Securities sold short—(67.6)% (Proceeds $(36,271))**		(36,394)
Net Other assets (liabilities)—0.2%		163
Net Assets—100.0%		$53,824

  *  Non-income producing security.

  **  This number is listed in thousands.

  ***  Rate shown is the 7-day effective yield as of September 30, 2012.

  ^  All or a portion of the shares have been committed as collateral for open short positions.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2012 ANNUAL REPORT 21

FINANCIAL STATEMENTS

Schedule of securities sold short

Turner Market Neutral Fund

September 30, 2012

	Shares	Value (000)
Common stock—67.6%
Consumer discretionary—7.7%
AutoNation	25,040	$1,094
Lowe's	37,570	1,136
Marriott International, Cl A	49,600	1,939
Total Consumer discretionary		4,169
Consumer staples—7.8%
H.J. Heinz	18,660	1,044
Kroger	44,100	1,038
McDonald's	11,430	1,049
Sysco	34,840	1,089
Total Consumer staples		4,220
Financials—6.7%
Banco Santander Chile SP ADR	9,558	700
HCC Insurance Holdings	30,700	1,040
MSCI, Cl A	10,340	370
T. Rowe Price Group	16,880	1,069
Vornado Realty Trust	4,970	403
Total Financials		3,582
Health care—14.1%
Aetna	4,900	194
Becton Dickinson	27,280	2,143
Bristol-Myers Squibb	31,030	1,047
Johnson & Johnson	29,940	2,063
Medtronic	24,500	1,057
Novartis AG SP ADR	17,420	1,067
Total Health care		7,571
Industrials—9.6%
Dover	13,610	809
Emerson Electric	33,430	1,614
PACCAR	13,610	545
Rockwell Collins	19,850	1,065
Scotts Miracle-Gro	26,130	1,136
Total Industrials		5,169
Information technology—16.1%
Check Point Software Technologies	21,780	1,049
Fiserv	15,240	1,128
Jack Henry & Associates	19,705	747
Linear Technology	31,580	1,006
	Shares	Value (000)
NetApp	29,400	$967
Nokia SP ADR	361,520	929
Paychex	26,770	891
Polycom	97,990	967
Tech Data	21,140	958
Total Information technology		8,642
Materials—5.6%
Alcoa	103,450	915
Compass Minerals International	14,100	1,052
Praxair	10,340	1,074
Total Materials		3,041
Total Common stock (Proceeds $36,271)*		36,394
Total Securities sold short—67.6% (Proceeds $36,271)*		36,394

Percentages disclosed are based on total net assets of the Fund at September 30, 2012.

  *  This number is listed in thousands.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

22 TURNER FUNDS 2012 ANNUAL REPORT

Schedule of investments

Turner Medical Sciences Long/Short Fund

September 30, 2012

	Shares	Value (000)
Common stock—54.5%
Biotechnology—11.4%
Achillion Pharmaceuticals*	27,160	$283
Alexion Pharmaceuticals*	12,380	1,416
ARIAD Pharmaceuticals*	31,540	764
Cubist Pharmaceuticals*	7,810	372
Incyte*	14,440	261
Medivation*	5,060	285
OncoGenex Pharmaceutical*	12,590	178
Onyx Pharmaceuticals*	13,320	1,126
QLT*	36,530	285
Spectrum Pharmaceuticals*	7,890	92
Synageva BioPharma*	9,490	507
YM Biosciences*	57,905	107
Total Biotechnology		5,676
Commercial services & supplies—0.7%
Stericycle*	4,130	374
Total Commercial services & supplies		374
Electronic Equipment, Instruments & Components—0.9%
OSI Systems*	5,550	432
Total Electronic Equipment, Instruments & Components		432
Health care equipment & supplies—9.4%
ArthroCare*	16,340	529
Cooper	12,810	1,210
Covidien	34,210	2,033
IDEXX Laboratories*	3,790	377
Teleflex	7,280	501
Total Health care equipment & supplies		4,650
Health care providers & services—17.6%
Acadia Healthcare*	13,281	317
Air Methods*	8,750	1,044
Catamaran*	9,010	883
Centene*	4,660	174
Elan SP ADR*	29,960	321
Express Scripts Holding*	16,070	1,007
Health Net*	17,050	384
Humana	3,570	250
McKesson	10,620	914
	Contracts/ Shares	Value (000)
MEDNAX*	3,350	$249
Metropolitan Health Networks*	51,880	485
Patterson	11,010	377
PSS World Medical*	28,150	641
Team Health Holdings*	44,500	1,207
WellCare Health Plans*	8,410	476
Total Health care providers & services		8,729
Health care technology—1.2%
Biogen Idec*	4,030	601
Total Health care technology		601
Life sciences tools & services—2.7%
Agilent Technologies	21,130	813
Charles River Laboratories International*	9,820	389
Fluidigm*	6,960	118
Total Life sciences tools & services		1,320
Pharmaceuticals—10.6%
Abbott Laboratories	18,180	1,246
Allergan	15,250	1,397
Optimer Pharmaceuticals*	8,923	126
Perrigo	3,210	373
Pfizer	40,030	995
Roche Holding AG SP ADR	10,610	499
Shire SP ADR	3,320	294
ViroPharma*	10,900	329
Total Pharmaceuticals		5,259
Total Common stock (Cost $24,983)**		27,041
Call option contract—0.1%
Humana, 11/12 at $75	255	41
Total Call option contract (Cost $37)**		41

TURNER FUNDS 2012 ANNUAL REPORT 23

FINANCIAL STATEMENTS

Schedule of investments

Turner Medical Sciences Long/Short Fund

	Shares	Value (000)
Cash equivalent—24.4%
BlackRock TempCash Fund, Institutional Shares, 0.010%***	12,102,906	$12,103
Total Cash equivalent (Cost $12,103)**		12,103
Total Investments—79.0% (Cost $37,123)**		39,185
Segregated cash with brokers—52.9%		26,225
Securities sold short—(27.8)% (Proceeds $(13,533))**		(13,796)
Net Other assets (liabilities)**—(4.1)%		(2,002)
Net Assets**—100.0%		$49,612

  *  Non-income producing security.

  **  This number is listed in thousands.

  ***  Rate shown is the 7-day effective yield as of September 30, 2012.

ADR — American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

24 TURNER FUNDS 2012 ANNUAL REPORT

Schedule of securities sold short

Turner Medical Sciences Long/Short Fund

September 30, 2012

	Shares	Value (000)
Common stock—20.0%
Biotechnology—1.0%
Myriad Genetics	12,370	$334
Seattle Genetics	5,500	148
Total Biotechnology		482
Health care equipment & supplies—4.4%
Baxter International	12,520	755
DENTSPLY International	10,050	383
Medtronic	14,660	632
Mindray Medical International SP ADR	12,000	403
Total Health care equipment & supplies		2,173
Health care providers & services—5.1%
Aetna	14,110	559
AmerisourceBergen, Cl A	16,000	619
Bristol-Myers Squibb	18,980	641
Kindred Healthcare	21,870	249
Takeda Pharmaceutical	10,450	481
Total Health care providers & services		2,549
Life sciences tools & services—0.7%
Thermo Fisher Scientific	6,250	368
Total Life sciences tools & services		368
Pharmaceuticals—8.8%
AstraZeneca SP ADR	21,500	1,029
Johnson & Johnson	22,120	1,525
Novartis AG SP ADR	12,650	775
Sanofi SP ADR	17,510	754
Valeant Pharmaceuticals International	5,320	294
Total Pharmaceuticals		4,377
Total Common stock (Proceeds $9,787)*		9,949
	Shares	Value (000)
Exchange traded funds—7.8%
Health Care Select Sector SPDR Fund	30,990	$1,243
iShares NASDAQ Biotechnology Index Fund	3,940	561
Market Vectors Pharmaceutical ETF	49,830	2,043
Total Exchange traded funds (Proceeds $3,746)*		3,847
Total Securities sold short—27.8% (Proceeds $13,533)*		13,796

Percentages disclosed are based on total net assets of the Fund at September 30, 2012.

  *  This number is listed in thousands.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2012 ANNUAL REPORT 25

FINANCIAL STATEMENTS

Schedule of investments

Turner Spectrum Fund

September 30, 2012

	Shares	Value (000)
Common stock—75.3%
Consumer discretionary—16.6%
Adidas AG	54,208	$4,447
Aeropostale*	591,790	8,007
American Eagle Outfitters	349,560	7,369
Arctic Cat*	40,860	1,694
ASOS*	57,980	2,057
Buffalo Wild Wings*	24,350	2,088
CBS, Cl B	124,750	4,532
Coach	33,240	1,862
Coldwater Creek*	1,099,430	913
Ctrip.com International SP ADR*	109,040	1,841
Dick's Sporting Goods	39,370	2,041
Dollar Tree*	29,670	1,432
Ford Motor	334,990	3,303
Gap	92,650	3,315
GNC Holdings, Cl A	98,180	3,826
Harley-Davidson	60,210	2,551
Harman International Industries	48,200	2,225
Home Depot	168,730	10,186
HomeAway*	180,480	4,232
Industria de Diseno Textil SA	28,320	3,516
International Game Technology	259,540	3,397
Lamar Advertising, Cl A*	109,670	4,064
Las Vegas Sands	113,410	5,259
Lennar, Cl A	115,750	4,025
M/I Homes*	33,290	644
Melco Crown Entertainment SP ADR*	184,590	2,488
Meritage Homes*	34,410	1,309
Michael Kors Holdings*	107,150	5,698
New Oriental Education & Technology Group SP ADR	121,450	2,025
Parkson Retail Group	1,490,851	1,250
PulteGroup*	81,190	1,258
Ralph Lauren	17,490	2,645
Royal Caribbean Cruises	200,460	6,056
rue21*	124,890	3,890
Sands China	638,976	2,386
Shutterfly*	151,310	4,709
SodaStream International*	26,360	1,032
Standard Pacific*	135,530	916
Starbucks	135,520	6,878
	Shares	Value (000)
Starwood Hotels & Resorts Worldwide	89,309	$5,176
Target	42,030	2,668
Tempur-Pedic International*	40,130	1,199
Under Armour, Cl A*	23,320	1,302
Urban Outfitters*	55,110	2,070
Vera Bradley*	174,070	4,152
VF	29,930	4,770
Vitamin Shoppe*	44,480	2,594
Yum! Brands	86,170	5,716
Total Consumer discretionary		161,013
Consumer staples—3.4%
Coca-Cola	311,530	11,817
Costco Wholesale	26,560	2,659
Golden Eagle Retail Group	344,940	677
Kellogg	131,940	6,816
Mead Johnson Nutrition, Cl A	18,800	1,378
Procter & Gamble	42,010	2,914
Susser Holdings*	34,810	1,259
Unilever PLC SP ADR	147,240	5,377
Total Consumer staples		32,897
Energy—6.1%
Anadarko Petroleum	105,070	7,347
Bellatrix Exploration*	153,250	622
Cabot Oil & Gas	92,256	4,142
Cameron International*	40,940	2,296
China Petroleum & Chemical, H Shares	1,503,340	1,404
Cobalt International Energy*	158,010	3,519
Comstock Resources*	68,455	1,258
Concho Resources*	78,740	7,461
Enbridge	73,030	2,850
Epsilon Energy*	290,280	620
Gulfport Energy*	41,690	1,303
Halliburton	76,620	2,581
Hess	82,770	4,446
Kinder Morgan	75,069	2,667
Marathon Oil	139,020	4,111
Ophir Energy*	323,607	3,177
Pioneer Natural Resources	18,220	1,902
Rex Energy*	55,380	739
Schlumberger	65,420	4,732
Susser Petroleum Partners LP*	66,960	1,606
26 TURNER FUNDS 2012 ANNUAL REPORT

Schedule of investments

Turner Spectrum Fund

	Shares	Value (000)
TriOil Resources*	269,210	$685
Total Energy		59,468
Financials—12.2%
Affiliated Managers Group*	20,010	2,461
AIA Group	471,821	1,759
Alterra Capital Holdings	59,180	1,417
American Safety Insurance Holdings*	124,410	2,325
American Tower	37,200	2,656
Bank of Nova Scotia	62,600	3,432
Bank of the Ozarks	83,409	2,875
Brown & Brown	156,280	4,074
Camden Property Trust	30,330	1,956
Cardinal Financial	77,040	1,102
Cardtronics*	97,073	2,891
Citigroup	56,490	1,848
Compartamos SAB de CV	1,096,531	1,284
Credicorp	14,630	1,833
Discover Financial Services	84,030	3,338
Education Realty Trust	286,470	3,122
Fidelity National Financial, Cl A	207,690	4,442
Fortegra Financial*	280,097	2,221
Franklin Resources	11,240	1,406
General Growth Properties	102,660	2,000
Grupo Financiero Santander Mexico SAB de CV SP ADR, Cl B*	117,640	1,612
Hanover Insurance Group	18,940	706
Hersha Hospitality Trust	205,470	1,007
ICICI Bank SP ADR	38,210	1,534
IntercontinentalExchange*	11,770	1,570
Inversiones La Construccion SA*	84,613	1,368
Invesco	242,720	6,066
Lazard, Cl A	85,450	2,498
MarketAxess Holdings	45,020	1,423
MetroCorp Bancshares*	186,359	1,973
Metropolitan Bank & Trust	1,419,410	3,148
National Bank Holdings, Cl A*	111,000	2,160
Ocwen Financial*	228,385	6,260
OmniAmerican Bancorp*	64,134	1,458
ProAssurance	90,580	8,192
Signature Bank*	21,330	1,431
Simon Property Group	47,080	7,147
Summit Hotel Properties	256,150	2,187
	Shares	Value (000)
Sun Communities	60,150	$2,654
Tetragon Financial Group	75,429	644
Texas Capital Bancshares*	62,210	3,092
Walter Investment Management*	112,721	4,172
Wells Fargo	210,000	7,251
Total Financials		117,995
Health care—13.7%
Abbott Laboratories	87,510	6,000
Acadia Healthcare*	34,225	816
Achillion Pharmaceuticals*	155,440	1,618
Agilent Technologies	114,140	4,389
Air Methods*	70,518	8,418
Akorn*	76,989	1,018
Alexion Pharmaceuticals*	56,960	6,516
Allergan	106,930	9,793
Analogic	16,820	1,315
ARIAD Pharmaceuticals*	203,820	4,937
ArthroCare*	168,812	5,469
Biogen Idec*	25,200	3,761
Catamaran*	24,740	2,424
Centene*	12,350	462
Charles River Laboratories International*	26,740	1,059
Cooper	34,690	3,277
Covidien	123,860	7,360
Cubist Pharmaceuticals*	21,520	1,026
Elan SP ADR*	199,203	2,135
Express Scripts Holding*	122,080	7,651
Fluidigm*	17,921	305
Health Net*	92,900	2,091
Humana	9,810	688
IDEXX Laboratories*	10,310	1,024
Incyte*	39,040	705
Intuitive Surgical*	4,410	2,186
McKesson	28,710	2,470
Medivation*	13,140	741
MEDNAX*	57,740	4,299
Metropolitan Health Networks*	448,719	4,191
OncoGenex Pharmaceutical*	32,553	461
Onyx Pharmaceuticals*	35,170	2,972
Optimer Pharmaceuticals*	24,490	346
Patterson	29,970	1,026
Perrigo	8,810	1,023
Pfizer	109,860	2,730

TURNER FUNDS 2012 ANNUAL REPORT 27

FINANCIAL STATEMENTS

Schedule of investments

Turner Spectrum Fund

	Shares	Value (000)
PSS World Medical*	134,415	$3,062
QLT*	100,131	780
Roche Holding AG SP ADR	28,940	1,360
Shire SP ADR	9,160	812
Spectrum Pharmaceuticals*	166,668	1,950
St. Jude Medical	64,760	2,728
Synageva BioPharma*	25,840	1,381
Team Health Holdings*	188,811	5,122
Teleflex	48,970	3,371
ViroPharma*	28,730	868
WellCare Health Plans*	72,670	4,109
YM Biosciences*	152,702	281
Total Health care		132,526
Industrials—7.1%
Alaska Air Group*	65,680	2,303
AMETEK	50,160	1,778
BE Aerospace*	42,490	1,789
Caterpillar	17,510	1,507
Corporate Executive Board	36,750	1,971
Corrections Corp. of America	62,250	2,082
Cummins	53,440	4,928
Deere	73,462	6,060
Eaton	49,410	2,335
Embraer SA SP ADR	270,093	7,190
Equifax	118,080	5,500
Fortune Brands Home & Security*	119,420	3,225
Hertz Global Holdings*	89,160	1,224
Honeywell International	24,240	1,448
Huron Consulting Group*	115,910	4,036
Middleby*	10,420	1,205
Silvercrest Mines*	200,434	567
SPX	63,710	4,167
Stericycle*	11,300	1,023
Thermon Group Holdings*	87,570	2,188
Titan International	65,819	1,162
Union Pacific	14,850	1,763
US Airways Group*	255,520	2,673
Verisk Analytics, Cl A*	140,911	6,709
Total Industrials		68,833
Information technology—9.8%
Akamai Technologies*	47,490	1,817
Altera	62,620	2,128
	Shares	Value (000)
Apple	8,230	$5,492
Broadcom, Cl A	177,830	6,149
Cirrus Logic*	67,192	2,579
Citrix Systems*	21,490	1,645
Cognizant Technology Solutions, Cl A*	10,600	741
Digimarc	118,071	2,627
eBay*	37,780	1,829
Electronic Arts*	153,180	1,944
EMC*	180,040	4,910
F5 Networks*	30,850	3,230
Fidelity National Information Services	52,235	1,631
Fortinet*	118,030	2,849
Fusion-io*	36,750	1,112
Global Payments	118,060	4,938
GSI Group*	59,160	527
Heartland Payment Systems	106,740	3,382
Manhattan Associates*	43,060	2,466
MercadoLibre	15,080	1,245
Monolithic Power Systems*	49,180	971
NXP Semiconductors*	110,630	2,767
OSI Systems*	55,621	4,330
Power Integrations	29,810	907
Remark Media*	128,960	217
Riverbed Technology*	118,880	2,766
Samsung Electronics	1,480	1,793
SINA*	30,560	1,977
Sourcefire*	49,010	2,403
Stamps.com*	175,650	4,065
Synchronoss Technologies*	32,000	733
Take-Two Interactive Software*	262,450	2,737
Tencent Holdings	107,400	3,659
TIBCO Software*	69,220	2,093
Trimble Navigation*	55,660	2,653
Tyler Technologies*	37,480	1,650
Ultratech*	21,580	677
Visa, Cl A	38,750	5,203
Total Information technology		94,842
Materials—6.1%
Celanese, Ser A	37,210	1,411
Cemex SAB de CV SP ADR*	184,270	1,535
CF Industries Holdings	25,332	5,630
Cliffs Natural Resources	105,080	4,112

28 TURNER FUNDS 2012 ANNUAL REPORT

Schedule of investments

Turner Spectrum Fund

	Contracts/ Shares	Value (000)
Crown Holdings*	64,660	$2,376
Eldorado Gold	395,580	6,029
Freeport-McMoRan Copper & Gold	203,060	8,037
Goldcorp	47,020	2,156
HudBay Minerals	86,660	853
Metals USA Holdings*	98,520	1,317
Monsanto	46,440	4,227
Mosaic	59,880	3,450
Nucor	40,530	1,551
PPG Industries	33,130	3,805
Rentech Nitrogen Partners LP	142,220	5,512
Rock-Tenn, Cl A	29,000	2,093
Silver Wheaton	48,230	1,915
Yamana Gold	173,740	3,320
Total Materials		59,329
Telecommunication services—0.3%
Cincinnati Bell*	491,040	2,799
Total Telecommunication services		2,799
Total Common stock (Cost $697,192)**		729,702
Exchange traded fund—0.1%
ETFS Platinum Trust	8,330	1,361
Total Exchange traded fund (Cost $1,381)**		1,361
Call option contract—0.0%
Humana, 11/12 at $75	701	112
Total Call option contract (Cost $103)**		112
Put option contract—0.0%
United States Oil Fund LP, 10/12 at $35	1,153	167
Total Put option contract (Cost $148)**		167
	Shares	Value (000)
Warrant—0.1%
Consumer discretionary—0.1%
Kinder Morgan*	110,604	$386
Total Consumer discretionary		386
Total Warrant (Cost $—)**		386
Cash equivalent—6.1%
BlackRock TempCash Fund, Institutional Shares, 0.010%***	59,200,945	59,201
Total Cash equivalent (Cost $59,201)**		59,201
Total Investments—81.6% (Cost $758,025)**		790,929
Segregated cash with brokers—69.3%		672,327
Securities sold short—(48.9)% (Proceeds $(474,712))**		(474,684)
Net Other assets (liabilities)—(2.0)%		(18,791)
Net Assets—100.0%		$969,781

  *  Non-income producing security.

  **  This number is listed in thousands.

  ***  Rate shown is the 7-day effective yield as of September 30, 2012.

ADR — American Depositary Receipt

Cl — Class

LP — Limited Partnership

Ser — Series

The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2012 ANNUAL REPORT 29

FINANCIAL STATEMENTS

Schedule of securities sold short

Turner Spectrum Fund

September 30, 2012

	Shares	Value (000)
Common stock—41.8%
Consumer discretionary—9.7%
AutoNation	64,410	$2,813
Bally Technologies	36,060	1,781
BYD, H Shares	393,380	686
Compagnie Financiere Richemont SA, Cl A	30,470	1,828
Daimler AG, Registered Shares	64,543	3,124
Deckers Outdoor	38,110	1,396
Dunkin' Brands Group	134,680	3,932
Expedia	46,230	2,674
Fossil	12,790	1,083
Genesco	26,550	1,772
Goodyear Tire & Rubber	52,450	639
Hennes & Mauritz AB, B Shares	57,790	2,008
Jos. A. Bank Clothiers	20,320	985
Life Time Fitness	35,970	1,645
Lowe's	263,740	7,976
Lumber Liquidators Holdings	34,760	1,762
Macy's	87,880	3,306
Magna International	27,610	1,195
Manchester United, Cl A	39,455	502
Marriott International, Cl A	283,970	11,103
Mattel	72,160	2,560
Men's Wearhouse	23,090	795
Netflix	13,100	713
Next	36,355	2,025
Nike, Cl B	21,860	2,075
Nordstrom	22,310	1,231
O'Reilly Automotive	40,600	3,395
PetSmart	26,040	1,796
PPR	12,096	1,856
Sherwin-Williams	13,130	1,955
Skechers U.S.A., Cl A	52,760	1,076
Stanely Black & Decker	17,380	1,325
Swatch Group AG, Bearer Shares	12,652	5,049
Tiffany	76,450	4,731
Tim Hortons	51,170	2,662
TJX	42,870	1,920
Viacom, Cl B	30,910	1,657
VistaPrint NV	49,440	1,688
Whirlpool	17,480	1,449
Wolverine World Wide	20,250	899
Wynn Macau	357,416	966
Total Consumer discretionary		94,033
	Shares	Value (000)
Consumer staples—2.8%
Dr Pepper Snapple Group	61,680	$2,747
Green Mountain Coffee Roasters	126,920	3,014
H.J. Heinz	47,830	2,676
Kraft Foods Group	36,760	1,641
Kroger	113,890	2,681
McDonald's	58,240	5,344
Sysco	180,050	5,630
Wal-Mart Stores	49,780	3,674
Total Consumer staples		27,407
Energy—4.2%
Apache	62,230	5,381
Berry Petroleum, Cl A	50,730	2,061
CARBO Ceramics	15,260	960
Chesapeake Energy	90,890	1,715
Chevron	20,930	2,440
ConocoPhillips	122,840	7,024
CONSOL Energy	49,430	1,485
Diamond Offshore Drilling	41,410	2,725
Ecopetrol SA SP ADR	29,430	1,734
Encana	110,780	2,428
Green Plains Renewable Energy	89,712	526
Helmerich & Payne	60,120	2,862
Oasis Petroleum	71,850	2,118
Patterson-UTI Energy	122,640	1,943
PetroChina	1,077,270	1,412
Southwestern Energy	19,720	686
Ultra Petroleum	145,150	3,190
Total Energy		40,690
Financials—6.5%
Ameriprise Financial	43,740	2,480
Apartment Investment & Management, Cl A	94,940	2,467
Banco Santander Chile SP ADR	39,009	2,857
Bancolombia SA SP ADR	36,020	2,151
BancorpSouth	136,270	2,009
Bank of Montreal	41,510	2,451
Boston Private Financial Holdings	205,320	1,969
Cincinnati Financial	62,510	2,368
City National	39,030	2,010
Grupo Financiero Banorte SAB de CV	260,713	1,474

30 TURNER FUNDS 2012 ANNUAL REPORT

Schedule of securities sold short

Turner Spectrum Fund

	Shares	Value (000)
HCC Insurance Holdings	150,420	$5,098
HDFC Bank SP ADR	44,810	1,684
Legg Mason	55,670	1,374
Montpelier Re Holdings	128,210	2,837
MSCI, Cl A	150,890	5,400
Northern Trust	23,320	1,082
Progressive	123,440	2,560
State Street	62,960	2,642
T. Rowe Price Group	99,440	6,294
Tanger Factory Outlet Centers	66,380	2,146
TD Ameritrade Holding	116,640	1,793
Valley National Bancorp	243,570	2,441
Vornado Realty Trust	45,930	3,723
W.R. Berkley	57,960	2,173
Total Financials		63,483
Health care—5.4%
Aetna	51,380	2,035
AmerisourceBergen, Cl A	43,930	1,701
AstraZeneca SP ADR	58,530	2,801
Baxter International	34,080	2,054
Becton Dickinson	69,910	5,492
Bristol-Myers Squibb	131,500	4,438
DENTSPLY International	27,370	1,044
Johnson & Johnson	136,890	9,433
Kindred Healthcare	60,000	683
Medtronic	103,590	4,467
Mettler-Toledo International	12,480	2,131
Mindray Medical International SP ADR	62,920	2,115
Myriad Genetics	31,890	861
Novartis AG SP ADR	79,250	4,855
Sanofi SP ADR	48,060	2,069
Seattle Genetics	15,040	405
Takeda Pharmaceutical	28,590	1,317
Thermo Fisher Scientific	17,040	1,002
Valeant Pharmaceuticals International	14,680	811
Varian Medical Systems	47,840	2,886
Total Health care		52,600
Industrials—3.7%
Ball	56,580	2,394
C.R. Bard	10,560	1,105
Dover	35,010	2,083
	Shares	Value (000)
Emerson Electric	85,650	$4,134
Fastenal	43,510	1,870
FedEx	19,470	1,648
GrafTech International	80,730	726
Kennametal	18,200	675
Lindsay	14,587	1,050
PACCAR	149,650	5,990
Parker Hannifin	21,600	1,805
Rockwell Automation	10,160	707
Rockwell Collins	85,500	4,586
Scotts Miracle-Gro	67,220	2,922
SGL Carbon SE	29,130	1,167
Southwest Airlines	298,700	2,620
Total Industrials		35,482
Information technology—6.6%
Activision Blizzard	138,790	1,566
ADTRAN	35,850	619
Alliance Data Systems	17,730	2,517
Applied Materials	161,880	1,807
Autodesk	21,760	726
CEVA	16,100	232
Check Point Software Technologies	56,010	2,697
Fiserv	71,530	5,295
Infosys SP ADR	19,740	958
Jack Henry & Associates	124,394	4,715
Lender Processing Services	81,330	2,268
Linear Technology	114,720	3,654
MasterCard, Cl A	12,105	5,465
MicroStrategy, Cl A	13,530	1,814
NetApp	95,260	3,132
Nokia SP ADR	929,810	2,390
Oracle	69,560	2,190
Parametric Technology	49,370	1,076
Paychex	150,527	5,011
Plantronics	25,800	912
Polycom	251,160	2,479
Research In Motion	94,450	708
Seagate Technology	92,090	2,855
Syntel	11,706	731
Tech Data	81,560	3,695
Teradata	11,750	886
VeriFone Systems	25,570	712
Western Union	173,380	3,159
Total Information technology		64,269

TURNER FUNDS 2012 ANNUAL REPORT 31

FINANCIAL STATEMENTS

Schedule of securities sold short

Turner Spectrum Fund

	Shares	Value (000)
Materials—2.9%
Alcoa	642,710	$5,688
Allegheny Technologies	35,260	1,125
Allied Nevada Gold	36,570	1,428
Aluminum Corp. of China, H Shares	1,586,040	657
Compass Minerals International	64,720	4,828
Detour Gold	26,270	733
Gold Fields SP ADR	72,250	928
Intrepid Potash	34,010	731
Molycorp	38,500	443
Newmont Mining	12,160	681
Praxair	26,610	2,764
Schnitzer Steel Industries, Cl A	55,990	1,576
Sigma-Aldrich	28,860	2,077
Steel Dynamics	112,770	1,266
Teck Resources, Cl B	48,640	1,433
United States Steel	79,150	1,509
Total Materials		27,867
Total Common stock (Proceeds $406,114)*		405,831
Convertible corporate bond—0.0%
Financials—0.0%
Credit Suisse Group Capital (Guernsey) V, 4.00%, 3/29/13†	160	211
Total Convertible corporate bond (Proceeds $164)		211
Exchange traded funds—7.1%
Health Care Select Sector SPDR Fund	85,090	3,413
iShares NASDAQ Biotechnology Index Fund	10,170	1,449
iShares Russell 2000 Index Fund	35,860	2,993
Market Vectors Oil Service ETF	132,090	5,310
Market Vectors Pharmaceutical ETF	135,660	5,562
Market Vectors Semiconductor	308,800	9,767
SPDR S&P 500 ETF Trust	61,700	8,880
SPDR S&P Oil & Gas Exploration & Production ETF	94,620	5,269
SPDR S&P Retail ETF	43,740	2,743
	Shares	Value (000)
Technology Select Sector SPDR Fund	30,790	$949
United States Natural Gas Fund LP	84,862	1,811
Vanguard Small-Cap Growth ETF	131,650	10,550
Vanguard Small-Cap Growth ETF	112,720	9,946
Total Exchange traded funds (Proceeds $68,434)*		68,642
Total Securities sold short—48.9% (Proceeds $474,712)*		474,684

Percentages disclosed are based on total net assets of the Fund at September 30, 2012.

  *  This number is listed in thousands.

  †  Represents a restricted security. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At September 30, 2012, illiquid securities were 0.0% of the Fund's net assets.

	Acquisition Date	Acquisition Cost*	Share Amount	Fair Value*
Credit Suisse Group Capital (Guernsey) V	8/13/12	$164	160	$211

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

LP — Limited Partnership

The accompanying notes are an integral part of the financial statements.

32 TURNER FUNDS 2012 ANNUAL REPORT

Schedule of investments

Turner Titan Fund

September 30, 2012

	Shares	Value (000)
Common stock—78.9%
Consumer discretionary—17.5%
American Eagle Outfitters	13,490	$284
CBS, Cl B^	7,260	264
Coach	7,150	401
Dollar Tree*	6,370	307
GNC Holdings, Cl A^	13,940	543
Home Depot	6,560	396
HomeAway*	17,170	403
Las Vegas Sands	6,690	310
Michael Kors Holdings*	7,040	374
Royal Caribbean Cruises	8,270	250
Sands China	75,960	284
Shutterfly*	10,570	329
Starbucks	6,190	314
Starwood Hotels & Resorts Worldwide	6,580	381
Under Armour, Cl A*	5,020	280
Yum! Brands	5,540	368
Total Consumer discretionary		5,488
Consumer staples—3.4%
Coca-Cola	20,460	776
Mead Johnson Nutrition, Cl A	4,060	297
Total Consumer staples		1,073
Energy—7.5%
Anadarko Petroleum^	6,770	473
Cabot Oil & Gas	9,130	410
Concho Resources*	10,780	1,022
Schlumberger^	6,390	462
Total Energy		2,367
Financials—7.3%
Citigroup	12,100	396
Franklin Resources	2,430	304
IntercontinentalExchange*^	2,530	337
Simon Property Group	4,050	615
Wells Fargo	18,030	623
Total Financials		2,275
Health care—9.4%
Agilent Technologies	12,080	464
Allergan	7,640	700
Biogen Idec*	3,040	454
	Shares	Value (000)
Covidien^	6,640	$394
Express Scripts Holding*	7,420	465
Intuitive Surgical*^	930	461
Total Health care		2,938
Industrials—7.6%
AMETEK	10,730	380
BE Aerospace*	9,020	380
Cummins	3,930	362
Eaton	10,490	496
Equifax	10,050	468
Honeywell International	5,220	312
Total Industrials		2,398
Information technology—20.2%
Akamai Technologies*	10,220	391
Altera	13,460	457
Broadcom, Cl A	22,860	791
Citrix Systems*	4,620	354
Cognizant Technology Solutions, Cl A*	2,280	159
eBay*	8,170	396
EMC*	17,980	490
F5 Networks*	6,640	695
Fortinet*	25,400	613
Fusion-io*	7,890	239
MercadoLibre	3,170	262
Tencent Holdings	9,480	323
TIBCO Software*	14,650	443
Trimble Navigation*	6,680	318
Visa, Cl A	2,940	395
Total Information technology		6,326
Materials—6.0%
Eldorado Gold	36,050	549
Monsanto	6,990	636
PPG Industries	3,470	399
Yamana Gold	16,350	313
Total Materials		1,897
Total Common stock (Cost $23,806)**		24,762

TURNER FUNDS 2012 ANNUAL REPORT 33

FINANCIAL STATEMENTS

Schedule of investments

Turner Titan Fund

	Shares	Value (000)
Cash equivalent—11.0%
BlackRock TempCash Fund, Institutional Shares, 0.010%***^	3,441,805	$3,442
Total Cash equivalent (Cost $3,442)**		3,442
Total Investments—89.9% (Cost $27,248)**		28,204
Segregated cash with brokers—56.1%		17,596
Securities sold short—(46.2)% (Proceeds $(14,535))**		(14,494)
Net Other assets (liabilities)—0.2%		74
Net Assets—100.0%		$31,380

  *  Non-income producing security.

  **  This number is listed in thousands.

  ***  Rate shown is the 7-day effective yield as of September 30, 2012.

  ^  All or a portion of the shares have been committed as collateral for open short positions.

Cl — Class

The accompanying notes are an integral part of the financial statements.

34 TURNER FUNDS 2012 ANNUAL REPORT

Schedule of securities sold short

Turner Titan Fund

September 30, 2012

	Shares	Value (000)
Common stock—42.7%
Consumer discretionary—14.5%
Daimler AG, Registered Shares	5,770	$279
Dunkin' Brands Group	9,470	276
Expedia	4,780	276
Lowe's	11,480	347
Macy's	8,150	307
Manchester United, Cl A	8,380	107
Marriott International, Cl A	11,900	465
Netflix	2,830	154
Nike, Cl B	2,440	232
Nordstrom	4,800	265
O'Reilly Automotive	4,070	340
Swatch Group AG, Bearer Shares	1,450	579
Tiffany	5,070	314
Tim Hortons	5,430	283
VistaPrint NV	3,460	118
Wolverine World Wide	4,300	191
Total Consumer discretionary		4,533
Consumer staples—1.1%
Green Mountain Coffee Roasters	6,200	148
Sysco	6,690	209
Total Consumer staples		357
Energy—4.6%
Apache	4,480	387
ConocoPhillips	5,460	312
CONSOL Energy	10,620	319
Encana	10,120	222
Helmerich & Payne	4,420	211
Total Energy		1,451
Financials—2.8%
MSCI, Cl A	9,460	339
Northern Trust	5,030	233
T. Rowe Price Group	4,820	305
Total Financials		877
Health care—3.4%
Mettler-Toledo International	2,670	456
Varian Medical Systems	10,070	607
Total Health care		1,063
	Shares	Value (000)
Industrials—5.6%
C.R. Bard	2,240	$234
Kennametal	3,930	146
PACCAR	11,470	459
Parker Hannifin	4,620	386
Rockwell Automation	2,180	152
Rockwell Collins	7,310	392
Total Industrials		1,769
Information technology—8.7%
ADTRAN	7,670	133
Applied Materials	34,770	388
Autodesk	4,630	154
Infosys SP ADR	4,260	207
Linear Technology	7,180	229
NetApp	4,510	148
Oracle	14,990	472
Plantronics	5,520	195
Seagate Technology	5,900	183
Tech Data	6,090	276
Teradata	2,470	186
VeriFone Systems	5,500	153
Total Information technology		2,724
Materials—2.0%
Alcoa	26,170	232
Allegheny Technologies	7,550	241
Intrepid Potash	7,320	157
Total Materials		630
Total Common stock (Proceeds $13,441)*		13,404
Exchange traded funds—3.5%
Market Vectors Semiconductor	19,830	627
SPDR S&P 500 ETF Trust	3,220	463
Total Exchange traded funds (Proceeds $1,094)*		1,090
Total Securities sold short—46.2% (Proceeds $14,535)*		14,494

Percentages disclosed are based on total net assets of the Fund at September 30, 2012.

  *  This number is listed in thousands.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2012 ANNUAL REPORT 35

FINANCIAL STATEMENTS

Schedule of investments

Turner All Cap Growth Fund

September 30, 2012

	Shares	Value (000)
Common stock—99.2%†
Consumer discretionary—16.0%
Amazon.com*	2,100	$534
American Eagle Outfitters	32,320	681
Michael Kors Holdings*	7,310	389
Starbucks	17,100	868
Starwood Hotels & Resorts Worldwide	10,020	581
Under Armour, Cl A* #	6,940	387
Wynn Resorts	6,000	693
Total Consumer discretionary		4,133
Consumer staples—2.6%
Whole Foods Market	7,000	682
Total Consumer staples		682
Energy—1.6%
Concho Resources*	4,350	412
Total Energy		412
Financials—8.4%
Affiliated Managers Group*	6,270	771
CBRE Group*	41,400	762
IntercontinentalExchange*	4,760	635
Total Financials		2,168
Health care—14.2%
Alexion Pharmaceuticals*	7,490	857
ARIAD Pharmaceuticals*	36,030	873
Catamaran*	8,220	805
Intuitive Surgical*	1,220	605
Medivation*	9,400	530
Total Health care		3,670
Information technology—54.8%
Apple	3,470	2,315
ASML Holding, NY Shares	19,290	1,036
Avago Technologies	26,000	907
Broadcom, Cl A	35,030	1,211
Cavium* #	27,250	908
Citrix Systems*	6,910	529
Cornerstone OnDemand*	15,250	468
eBay*	9,100	441
EMC*	15,270	416
F5 Networks*	5,500	576
	Shares	Value (000)
Fusion-io*	14,280	$432
LinkedIn, Cl A* #	6,570	791
Monolithic Power Systems*	14,460	286
NXP Semiconductors*	49,990	1,250
Peregrine Semiconductor*	41,080	696
Procera Networks*	15,940	375
Salesforce.com*	2,620	400
TIBCO Software*	24,460	739
VMware, Cl A*	3,860	373
Total Information technology		14,149
Telecommunication services—1.6%
Aruba Networks* #	18,600	418
Total Telecommunication services		418
Total Common stock (Cost $22,119)**		25,632
Cash equivalent—10.8%
BlackRock TempCash Fund, Institutional Shares, 0.010%*** (1)	2,792,271	2,792
Total Cash equivalent (Cost $2,792)**		2,792
Total Investments—110.0% (Cost $24,911)**		28,424
Net Other assets (liabilities)—(10.0)%		(2,584)
Net Assets—100.0%		$25,840

  *  Non-income producing security.

  **  This number is listed in thousands.

  ***  Rate shown is the 7-day effective yield as of September 30, 2012.

  †  More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

  #  Security fully or partially on loan at September 30, 2012. The total value of securities on loan at September 30, 2012 was $2,493**. Certain of these securities may have been sold prior to period end and are included in receivable for investment securities sold on the Statement of Assets and Liabilities.

  (1)  A partial position of this security was purchased with cash collateral received from securities lending. The total value of such security at September 30, 2012 was $2,552**.

Cl — Class

NY — New York

The accompanying notes are an integral part of the financial statements.

36 TURNER FUNDS 2012 ANNUAL REPORT

Schedule of investments

Turner Concentrated Growth Fund

September 30, 2012

	Shares	Value (000)
Common stock—96.6%†
Consumer discretionary—14.7%
Las Vegas Sands	34,170	$1,584
Lennar, Cl A #	65,020	2,261
Starbucks	25,810	1,310
Total Consumer discretionary		5,155
Energy—4.2%
Concho Resources*	15,510	1,470
Total Energy		1,470
Financials—4.8%
CBRE Group*	91,490	1,684
Total Financials		1,684
Health care—11.1%
Alexion Pharmaceuticals*	15,390	1,761
Cerner*	13,610	1,053
Intuitive Surgical*	2,130	1,056
Total Health care		3,870
Industrials—7.9%
AMETEK	35,255	1,250
Caterpillar	17,360	1,493
Total Industrials		2,743
Information technology—49.6%
Apple	6,980	4,657
ASML Holding, NY Shares	18,960	1,018
Broadcom, Cl A	46,300	1,601
eBay*	29,270	1,417
Facebook, Cl A* #	60,970	1,320
Juniper Networks*	69,410	1,188
Palo Alto Networks* #	18,230	1,122
Qualcomm	26,100	1,631
Splunk* #	28,420	1,044
Stratasys*	17,220	937
VMware, Cl A* #	14,350	1,388
Total Information technology		17,323
	Shares	Value (000)
Materials—4.3%
Monsanto	16,460	1,498
Total Materials		1,498
Total Common stock (Cost $29,688)**		33,743
Cash equivalent—22.7%
BlackRock TempCash Fund, Institutional Shares, 0.010%*** (1)	7,917,985	7,918
Total Cash equivalent (Cost $7,918)**		7,918
Total Investments—119.3% (Cost $37,606)**		41,661
Net Other assets (liabilities)—(19.3)%		(6,734)
Net Assets—100.0%		$34,927

  *  Non-income producing security.

  **  This number is listed in thousands.

  ***  Rate shown is the 7-day effective yield as of September 30, 2012.

  †  More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

  #  Security fully or partially on loan at September 30, 2012. The total value of securities on loan at September 30, 2012 was $6,584**. Certain of these securities may have been sold prior to period end and are included in receivable for investment securities sold on the Statement of Assets and Liabilities.

  (1)  A partial position of this security was purchased with cash collateral received from securities lending. The total value of such security at September 30, 2012 was $6,758**.

Cl — Class

NY — New York

The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2012 ANNUAL REPORT 37

FINANCIAL STATEMENTS

Schedule of investments

Turner Emerging Growth Fund

September 30, 2012

	Shares	Value (000)
Common stock—97.8%
Consumer discretionary—20.7%
Aeropostale*	235,160	$3,182
Ann*	90,060	3,398
Arctic Cat*	70,640	2,929
Buffalo Wild Wings* #	34,170	2,930
Children's Place Retail Stores* #	53,360	3,202
Cracker Barrel Old Country Store	79,600	5,342
Meritage Homes*	64,260	2,444
Oxford Industries	56,440	3,186
Red Robin Gourmet Burgers*	55,050	1,792
rue21*	52,558	1,637
Select Comfort*	120,170	3,791
Shuffle Master*	198,690	3,141
Shutterfly*	80,780	2,514
Ulta Salon, Cosmetics & Fragrance	37,130	3,576
Vitamin Shoppe*	107,789	6,286
Total Consumer discretionary		49,350
Consumer staples—6.4%
B&G Foods	75,840	2,299
Boston Beer, Cl A* #	10,200	1,142
Susser Holdings*	93,812	3,393
TreeHouse Foods*	49,647	2,606
United Natural Foods*	97,408	5,694
Total Consumer staples		15,134
Energy—3.4%
Bonanza Creek Energy*	54,780	1,291
Halcon Resources* #	78,786	577
Kodiak Oil & Gas* #	151,150	1,415
Lufkin Industries	32,940	1,773
Rex Energy*	235,970	3,150
Total Energy		8,206
Financials—5.3%
Cardtronics*	63,899	1,903
Education Realty Trust	291,945	3,182
Sovran Self Storage	58,360	3,376
Sun Communities	57,770	2,549
Umpqua Holdings #	102,810	1,325
Walter Investment Management*	10,646	394
Total Financials		12,729
	Shares	Value (000)
Health care—19.9%
ABIOMED* #	22,630	$475
Acadia Healthcare* #	106,300	2,535
Air Methods*	45,450	5,425
Akorn* #	261,180	3,453
Analogic	46,370	3,625
ArthroCare*	162,096	5,252
Catamaran*	86,391	8,464
Computer Programs & Systems	43,431	2,413
Cyberonics*	72,308	3,790
Endologix*	62,760	867
Molina Healthcare*	110,520	2,780
Orthofix International*	49,790	2,228
PAREXEL International* #	74,894	2,304
PSS World Medical* #	55,290	1,259
QLT*	31,575	246
Spectrum Pharmaceuticals* #	144,590	1,692
Synageva BioPharma*	10,170	543
Total Health care		47,351
Industrials—17.4%
Chart Industries*	63,248	4,671
Clean Harbors*	15,280	746
Copa Holdings, Cl A	49,991	4,063
EnPro Industries* #	77,310	2,784
ESCO Technologies	48,840	1,898
Genesee & Wyoming, Cl A*	30,005	2,006
Hub Group, Cl A*	86,128	2,556
Huron Consulting Group*	161,100	5,610
Kforce*	57,580	679
Middleby*	46,763	5,408
On Assignment*	115,470	2,300
RBC Bearings*	20,836	1,002
Thermon Group Holdings*	60,120	1,502
Titan International #	51,270	905
Triumph Group	86,434	5,405
Total Industrials		41,535
Information technology—19.8%
ANSYS*	41,610	3,054
Bottomline Technologies*	65,732	1,623
BroadSoft* #	32,370	1,328
Cavium* #	27,680	923
Cirrus Logic*	121,450	4,663
Coherent*	38,664	1,773

38 TURNER FUNDS 2012 ANNUAL REPORT

Schedule of investments

Turner Emerging Growth Fund

	Shares	Value (000)
Electronics for Imaging*	133,490	$2,217
Ellie Mae*	54,950	1,496
GSI Group*	190,970	1,702
Heartland Payment Systems	84,980	2,692
Imperva* #	67,810	2,508
Infoblox* #	13,040	303
Manhattan Associates*	48,500	2,778
Monolithic Power Systems*	84,950	1,678
NETGEAR*	36,060	1,375
OSI Systems*	50,450	3,927
Power Integrations #	50,950	1,550
Procera Networks*	60,170	1,414
Stamps.com* #	157,171	3,637
Synchronoss Technologies* #	77,410	1,773
Tyler Technologies*	60,730	2,673
Ultratech*	63,450	1,991
Total Information technology		47,078
Materials—3.3%
KapStone Paper & Packaging*	98,130	2,197
LSB Industries*	79,650	3,494
Rentech Nitrogen Partners LP #	54,540	2,114
Total Materials		7,805
Telecommunication services—0.4%
8x8*	161,370	1,059
Total Telecommunication services		1,059
Utilities—1.2%
Artesian Resources, Cl A #	34,415	799
RADWARE*	53,580	1,930
Total Utilities		2,729
Total Common stock (Cost $165,763)**		232,976
	Shares	Value (000)
Cash equivalent—12.7%
BlackRock TempCash Fund, Institutional Shares, 0.010%*** (1)	30,373,615	30,374
Total Cash equivalent (Cost $30,374)**		30,374
Total Investments—110.5% (Cost $196,137)**		263,350
Net Other assets (liabilities)—(10.5)%		(24,969)
Net Assets—100.0%		$238,381

  *  Non-income producing security.

  **  This number is listed in thousands.

  ***  Rate shown is the 7-day effective yield as of September 30, 2012.

  #  Security fully or partially on loan at September 30, 2012. The total value of securities on loan at September 30, 2012 was $23,850**. Certain of these securities may have been sold prior to period end and are included in receivable for investment securities sold on the Statement of Assets and Liabilities.

  (1)  A partial position of this security was purchased with cash collateral received from securities lending. The total value of such security at September 30, 2012 was $24,427**.

Cl — Class

LP — Limited Partnership

The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2012 ANNUAL REPORT 39

FINANCIAL STATEMENTS

Schedule of investments

Turner Large Growth Fund

September 30, 2012

	Shares	Value (000)
Common stock—99.5%†
Consumer discretionary—17.8%
Amazon.com*	19,590	$4,982
AutoZone*	4,870	1,800
Chipotle Mexican Grill*	3,960	1,258
Comcast, Cl A	103,500	3,702
GNC Holdings, Cl A	67,010	2,611
Home Depot	86,900	5,246
Las Vegas Sands	80,930	3,753
Lennar, Cl A #	71,110	2,473
Lululemon Athletica* #	27,325	2,020
Michael Kors Holdings*	33,410	1,777
Ralph Lauren	18,835	2,849
Starbucks	88,370	4,485
Starwood Hotels & Resorts Worldwide	67,155	3,892
Under Armour, Cl A* #	31,650	1,767
Yum! Brands	26,110	1,732
Total Consumer discretionary		44,347
Consumer staples—6.7%
Coca-Cola	242,470	9,197
Estee Lauder, Cl A	36,120	2,224
Mead Johnson Nutrition, Cl A	30,440	2,231
Whole Foods Market	31,594	3,077
Total Consumer staples		16,729
Energy—5.9%
Anadarko Petroleum	27,675	1,935
Cabot Oil & Gas	41,930	1,883
Concho Resources*	32,658	3,094
Enbridge	61,270	2,392
Schlumberger	76,070	5,502
Total Energy		14,806
Financials—5.6%
Affiliated Managers Group*	34,250	4,213
American Express	61,840	3,516
CBRE Group*	172,280	3,172
Simon Property Group	19,829	3,010
Total Financials		13,911
	Shares	Value (000)
Health care—10.6%
Agilent Technologies	88,317	$3,396
Alexion Pharmaceuticals*	32,235	3,688
Allergan	38,910	3,563
ARIAD Pharmaceuticals*	55,010	1,332
Biogen Idec*	30,820	4,599
Cerner*	50,160	3,883
Intuitive Surgical*	7,330	3,633
Perrigo	19,470	2,262
Total Health care		26,356
Industrials—7.6%
AMETEK	106,655	3,781
Caterpillar	53,130	4,571
Cummins	27,240	2,512
Deere	28,590	2,358
Precision Castparts	17,130	2,798
SPX	42,560	2,784
Total Industrials		18,804
Information technology—43.1%
Altera	128,795	4,377
Apple	47,380	31,615
ASML Holding, NY Shares	53,710	2,883
Broadcom, Cl A	112,040	3,874
eBay*	87,825	4,252
EMC*	227,390	6,201
F5 Networks*	22,890	2,397
Facebook, Cl A* #	140,390	3,039
Fidelity National Information Services	95,485	2,981
Fortinet*	70,199	1,695
Fusion-io* #	45,290	1,371
Google, Cl A*	11,665	8,801
Juniper Networks*	125,730	2,151
LinkedIn, Cl A* #	14,930	1,798
NXP Semiconductors*	95,610	2,391
Palo Alto Networks* #	24,520	1,510
Qualcomm	120,915	7,556
Salesforce.com*	15,660	2,391
Splunk* #	43,880	1,611
Stratasys*	30,930	1,683
TIBCO Software*	96,540	2,918
Visa, Cl A	39,750	5,338

40 TURNER FUNDS 2012 ANNUAL REPORT

Schedule of investments

Turner Large Growth Fund

	Shares	Value (000)
VMware, Cl A* #	44,700	$4,324
Total Information technology		107,157
Materials—2.2%
Monsanto	60,385	5,496
Total Materials		5,496
Total Common stock (Cost $217,078)**		247,606
Cash equivalent—8.1%
BlackRock TempCash Fund, Institutional Shares, 0.010%*** (1)	20,157,059	20,157
Total Cash equivalent (Cost $20,157)**		20,157
Total Investments—107.6% (Cost $237,235)**		267,763
Net Other assets (liabilities)—(7.6)%		(18,851)
Net Assets—100.0%		$248,912

  *  Non-income producing security.

  **  This number is listed in thousands.

  ***  Rate shown is the 7-day effective yield as of September 30, 2012.

  †  More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

  #  Security fully or partially on loan at September 30, 2012. The total value of securities on loan at September 30, 2012 was $17,310**. Certain of these securities may have been sold prior to period end and are included in receivable for investment securities sold on the Statement of Assets and Liabilities.

  (1)  A partial position of this security was purchased with cash collateral received from securities lending. The total value of such security at September 30, 2012 was $17,591**.

Cl — Class

NY — New York

The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2012 ANNUAL REPORT 41

FINANCIAL STATEMENTS

Schedule of investments

Turner Midcap Growth Fund

September 30, 2012

	Shares	Value (000)
Common stock—99.2%†
Consumer discretionary—24.3%
American Eagle Outfitters	493,060	$10,394
BorgWarner*	133,350	9,216
CBS, Cl B	273,660	9,942
Coach	50,700	2,840
Dick's Sporting Goods	169,180	8,772
Discovery Communications, Cl A*	158,190	9,433
GNC Holdings, Cl A	163,190	6,360
Harley-Davidson	199,930	8,471
HomeAway*	138,950	3,258
Lululemon Athletica* #	74,530	5,511
Michael Kors Holdings*	156,910	8,344
Ralph Lauren	68,240	10,320
Sally Beauty Holdings*	252,800	6,343
Starwood Hotels & Resorts Worldwide	173,090	10,032
Toll Brothers*	201,480	6,695
Tractor Supply	81,150	8,025
Under Armour, Cl A* #	135,120	7,544
Urban Outfitters*	119,730	4,497
VF	61,630	9,821
Wynn Resorts	97,105	11,210
Total Consumer discretionary		157,028
Consumer staples—4.1%
Hain Celestial Group*	139,830	8,809
Mead Johnson Nutrition, Cl A	75,690	5,547
Whole Foods Market	124,630	12,139
Total Consumer staples		26,495
Energy—5.9%
Cabot Oil & Gas	201,710	9,057
Concho Resources*	141,808	13,436
FMC Technologies*	226,450	10,484
Oil States International*	60,380	4,798
Total Energy		37,775
Financials—10.8%
Affiliated Managers Group*	90,460	11,127
AvalonBay Communities	64,240	8,736
Brown & Brown	359,208	9,364
Cardtronics*	164,690	4,904
CBRE Group*	603,430	11,109
	Shares	Value (000)
First Republic Bank #	176,050	$6,067
IntercontinentalExchange*	87,140	11,625
Signature Bank*	99,920	6,703
Total Financials		69,635
Health care—13.9%
Alexion Pharmaceuticals*	100,234	11,467
ARIAD Pharmaceuticals*	193,290	4,682
Catamaran*	129,150	12,653
Cerner*	68,340	5,290
DaVita*	102,190	10,588
IDEXX Laboratories* #	48,540	4,822
Intuitive Surgical*	10,300	5,105
Medivation* #	140,616	7,925
Onyx Pharmaceuticals*	47,852	4,044
Perrigo	84,220	9,784
Regeneron Pharmaceuticals*	60,000	9,160
WellCare Health Plans*	78,780	4,455
Total Health care		89,975
Industrials—9.5%
BE Aerospace*	107,540	4,527
Chart Industries*	69,030	5,098
Equifax	172,110	8,017
Genesee & Wyoming, Cl A*	139,440	9,323
Joy Global	171,327	9,605
Roper Industries	88,360	9,710
SPX	80,980	5,297
W.W. Grainger	45,300	9,439
Total Industrials		61,016
Information technology—26.6%
Allot Communications*	199,580	5,293
Altera	262,450	8,919
ASML Holding, NY Shares	199,420	10,705
Avago Technologies	343,310	11,969
Broadcom, Cl A	456,391	15,782
Cavium* #	296,509	9,883
Ciena* #	264,890	3,602
Citrix Systems*	185,800	14,227
F5 Networks*	126,094	13,202
Fusion-io*	227,740	6,894
LinkedIn, Cl A* #	69,390	8,355
MercadoLibre	80,386	6,636
NXP Semiconductors* #	597,740	14,949

42 TURNER FUNDS 2012 ANNUAL REPORT

Schedule of investments

Turner Midcap Growth Fund

	Shares	Value (000)
Palo Alto Networks* #	69,960	$4,307
SINA*	107,300	6,940
Splunk* #	107,740	3,956
TIBCO Software*	412,790	12,479
Trimble Navigation*	183,250	8,734
Ultratech*	154,300	4,842
Total Information technology		171,674
Materials—4.1%
Crown Holdings*	209,390	7,695
Eastman Chemical	159,780	9,109
PPG Industries	84,440	9,697
Total Materials		26,501
Total Common stock (Cost $553,043)**		640,099
Cash equivalent—9.3%
BlackRock TempCash Fund, Institutional Shares, 0.010%*** (1)	60,253,677	60,254
Total Cash equivalent (Cost $60,254)**		60,254
Total Investments—108.5% (Cost $613,297)**		700,353
Net Other assets (liabilities)—(8.5)%		(54,968)
Net Assets—100.0%		$645,385

  *  Non-income producing security.

  **  This number is listed in thousands.

  ***  Rate shown is the 7-day effective yield as of September 30, 2012.

  †  More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

  #  Security fully or partially on loan at September 30, 2012. The total value of securities on loan at September 30, 2012 was $58,468**. Certain of these securities may have been sold prior to period end and are included in receivable for investment securities sold on the Statement of Assets and Liabilities.

  (1)  A partial position of this security was purchased with cash collateral received from securities lending. The total value of such security at September 30, 2012 was $60,254**.

Cl — Class

NY — New York

The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2012 ANNUAL REPORT 43

FINANCIAL STATEMENTS

Schedule of investments

Turner Small Cap Growth Fund

September 30, 2012

	Shares	Value (000)
Common stock—98.7%
Consumer discretionary—16.6%
Aeropostale*	106,550	$1,442
BJ's Restaurants* #	52,020	2,359
Bravo Brio Restaurant Group*	80,090	1,165
Brunswick	104,940	2,375
Crocs*	121,610	1,971
DSW, Cl A	31,710	2,116
Five Below* #	40,480	1,582
Gaylord Entertainment*	44,686	1,766
Hibbett Sports*	37,140	2,208
HomeAway* #	91,340	2,142
Imax* #	68,390	1,362
Meritage Homes*	64,100	2,438
Scientific Games, Cl A*	65,865	545
Shuffle Master*	154,564	2,444
Shutterfly*	61,640	1,918
Sonic Automotive, Cl A	112,940	2,144
Sotheby's	67,964	2,141
Steven Madden*	53,305	2,330
Tenneco*	79,010	2,212
Texas Roadhouse	116,230	1,987
True Religion Apparel	39,500	842
Vitamin Shoppe*	35,390	2,064
Total Consumer discretionary		41,553
Consumer staples—3.4%
B&G Foods	66,890	2,027
Hain Celestial Group* #	29,500	1,859
Susser Holdings*	48,150	1,742
United Natural Foods*	48,733	2,848
Total Consumer staples		8,476
Energy—6.1%
Carrizo Oil & Gas* #	78,820	1,971
Comstock Resources* #	110,770	2,036
Dril-Quip*	40,230	2,892
Energy XXI (Bermuda)	59,910	2,094
Gulfport Energy*	71,190	2,225
Kodiak Oil & Gas*	198,170	1,855
Stone Energy*	82,040	2,061
Total Energy		15,134
	Shares	Value (000)
Financials—9.0%
Alterra Capital Holdings	80,170	$1,919
Bank of the Ozarks #	64,470	2,222
Cardtronics*	94,120	2,803
Colonial Properties Trust	108,000	2,274
Education Realty Trust	217,240	2,368
Equity One	111,870	2,356
Highwoods Properties	65,180	2,126
MarketAxess Holdings	65,480	2,069
ProAssurance	19,330	1,748
Texas Capital Bancshares*	53,540	2,662
Total Financials		22,547
Health care—17.8%
Acadia Healthcare*	67,440	1,608
Air Methods*	16,630	1,985
Akorn* #	168,396	2,226
Align Technology*	73,990	2,735
ARIAD Pharmaceuticals*	56,220	1,362
Bruker*	98,920	1,295
Cepheid* #	38,560	1,331
Cubist Pharmaceuticals* #	60,880	2,903
Endologix*	82,630	1,142
Health Management Associates, Cl A*	228,100	1,914
Incyte* #	102,453	1,849
Integra LifeSciences Holdings*	62,240	2,558
IPC The Hospitalist* #	21,520	984
Onyx Pharmaceuticals*	25,070	2,118
PAREXEL International*	59,810	1,840
Pharmacyclics* #	33,750	2,177
PSS World Medical* #	88,840	2,024
Salix Pharmaceuticals*	35,330	1,496
Sirona Dental Systems*	41,013	2,336
Synageva BioPharma* #	21,574	1,153
Team Health Holdings*	61,880	1,679
Teleflex	35,663	2,455
WellCare Health Plans*	29,810	1,686
West Pharmaceutical Services	28,650	1,520
Total Health care		44,376

44 TURNER FUNDS 2012 ANNUAL REPORT

Schedule of investments

Turner Small Cap Growth Fund

	Shares	Value (000)
Industrials—16.7%
Alaska Air Group*	38,130	$1,337
Avis Budget Group*	184,890	2,844
Beacon Roofing Supply*	48,220	1,374
Belden	71,510	2,637
Carpenter Technology	41,690	2,181
Chart Industries*	31,120	2,298
Clean Harbors*	45,470	2,221
Colfax* #	68,720	2,520
Copa Holdings, Cl A	24,040	1,954
Genesee & Wyoming, Cl A*	33,950	2,270
Healthcare Services Group	69,000	1,578
Hexcel* #	110,510	2,655
Old Dominion Freight Line*	85,755	2,586
Thermon Group Holdings*	45,940	1,148
Titan International	110,750	1,956
TrueBlue*	153,762	2,417
US Airways Group* #	183,033	1,915
USG* #	70,040	1,537
WESCO International*	34,850	1,993
Woodward	70,911	2,410
Total Industrials		41,831
Information technology—23.7%
Allot Communications* #	77,700	2,061
Aspen Technology*	40,010	1,034
BroadSoft*	61,289	2,514
Cavium* #	82,960	2,765
Ciena* #	138,420	1,883
Cirrus Logic*	51,130	1,963
Cognex	60,570	2,095
CommVault Systems*	46,230	2,714
Cornerstone OnDemand* #	53,490	1,640
Fairchild Semiconductor International*	142,200	1,866
Finisar* #	136,320	1,949
Fusion-io*	59,100	1,789
Guidewire Software*	62,590	1,943
Heartland Payment Systems	62,965	1,995
IPG Photonics*	31,510	1,806
Manhattan Associates*	20,060	1,149
MAXIMUS	49,710	2,969
Monolithic Power Systems*	66,520	1,314
NetScout Systems*	67,160	1,713
	Shares	Value (000)
OSI Systems*	34,520	$2,687
Plexus*	68,320	2,069
Power Integrations #	55,480	1,688
QLIK Technologies*	97,681	2,189
Semtech*	94,880	2,386
Sourcefire* #	48,180	2,362
Stratasys*	20,640	1,123
Teradyne*	127,250	1,809
The Ultimate Software Group*	22,620	2,309
Ultratech*	68,460	2,148
Zillow, Cl A*	33,210	1,401
Total Information technology		59,333
Materials—4.1%
Boise	330,160	2,892
Chemtura*	124,850	2,150
Commercial Metals	106,450	1,405
Louisiana-Pacific* #	181,352	2,267
Methanex	50,210	1,433
Total Materials		10,147
Telecommunication services—0.8%
Cogent Communications Group #	88,360	2,031
Total Telecommunication services		2,031
Utilities—0.5%
RADWARE*	36,520	1,315
Total Utilities		1,315
Total Common stock (Cost $205,002)**		246,743
Right—0.0%
Energy—0.0%
CVR Energy*	61,770	—
Total Right (Cost $—)**		—

TURNER FUNDS 2012 ANNUAL REPORT 45

FINANCIAL STATEMENTS

Schedule of investments

Turner Small Cap Growth Fund

	Shares	Value (000)
Cash equivalent—18.1%
BlackRock TempCash Fund, Institutional Shares, 0.010%*** (1)	45,333,765	$45,334
Total Cash equivalent (Cost $45,334)**		45,334
Total Investments—116.8% (Cost $250,336)**		292,077
Net Other assets (liabilities)—(16.8)%		(41,978)
Net Assets—100.0%		$250,099

  *  Non-income producing security.

  **  This number is listed in thousands.

  ***  Rate shown is the 7-day effective yield as of September 30, 2012.

  #  Security fully or partially on loan at September 30, 2012. The total value of securities on loan at September 30, 2012 was $41,952**. Certain of these securities may have been sold prior to period end and are included in receivable for investment securities sold on the Statement of Assets and Liabilities.

  (1)  A partial position of this security was purchased with cash collateral received from securities lending. The total value of such security at September 30, 2012 was $43,018**.

Cl — Class

The accompanying notes are an integral part of the financial statements.

46 TURNER FUNDS 2012 ANNUAL REPORT

Schedule of investments

Turner Global Opportunities Fund

September 30, 2012

	Shares	Value (000)
Common stock—97.9%†
Consumer discretionary—18.7%
Las Vegas Sands	1,770	$82
Lennar, Cl A	1,400	49
Lululemon Athletica*	620	46
LVMH Moet Hennessy Louis Vuitton	419	63
Ralph Lauren	340	51
Starbucks	1,290	65
Total Consumer discretionary		356
Consumer staples—7.4%
Remy Cointreau	700	81
Whole Foods Market	620	60
Total Consumer staples		141
Energy—3.0%
Schlumberger	800	58
Total Energy		58
Financials—13.8%
AIA Group	22,576	84
CBRE Group*	3,630	67
Compartamos SAB de CV	46,740	55
Metropolitan Bank & Trust	25,810	57
Total Financials		263
Health care—10.7%
Alexion Pharmaceuticals*	830	95
Catamaran*	700	68
Intuitive Surgical*	80	40
Total Health care		203
Industrials—2.5%
Caterpillar	550	47
Total Industrials		47
Information technology—41.8%
Apple	270	180
ASML Holding, NY Shares	1,870	100
Broadcom, Cl A	2,500	86
F5 Networks*	600	63
Imagination Technologies Group*	9,110	70
LinkedIn, Cl A*	480	58
NXP Semiconductors*	3,780	95
Palo Alto Networks*	490	30
	Shares	Value (000)
Qualcomm	1,090	$68
TIBCO Software*	1,540	47
Total Information technology		797
Total Common stock (Cost $1,563)**		1,865
Cash equivalent—1.6%
BlackRock TempCash Fund, Institutional Shares, 0.010%***	29,520	30
Total Cash equivalent (Cost $30)**		30
Total Investments—99.5% (Cost $1,593)**		1,895
Net Other assets (liabilities)—0.5%		10
Net Assets—100.0%		$1,905

  *  Non-income producing security.

  **  This number is listed in thousands.

  ***  Rate shown is the 7-day effective yield as of September 30, 2012.

  †  More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

Cl — Class

NY — New York

The accompanying notes are an integral part of the financial statements.

Country Allocation as of 9/30/12††
United States	59.0%
Netherlands	10.3
France	7.6
Canada	6.0
Hong Kong	4.4
United Kingdom	3.7
Netherlands Antilles	3.1
Philippines	3.0
Mexico	2.9
Total	100.0%

  ††  Percentages are based on total investments.

TURNER FUNDS 2012 ANNUAL REPORT 47

FINANCIAL STATEMENTS

Schedule of investments

Turner International Growth Fund

September 30, 2012

	Shares	Value (000)
Common stock—98.7%
Consumer discretionary—11.7%
Adidas AG	4,497	$369
Honda Motor	8,910	274
Hyundai Motor	1,350	306
Industria de Diseno Textil SA	1,644	204
InterContinental Hotels Group	13,357	350
Lululemon Athletica*	5,680	420
LVMH Moet Hennessy Louis Vuitton	1,918	288
Publicis Groupe	8,670	485
Sands China	87,801	328
Toyota Motor	11,420	445
Total Consumer discretionary		3,469
Consumer staples—17.6%
British American Tobacco	10,270	527
Companhia de Bebidas das Americas SP ADR, Preferred Shares	6,280	240
Diageo	18,010	506
FamilyMart	10,230	503
Japan Tobacco	9,700	291
Kimberly-Clark de Mexico SAB de CV, Ser A	86,226	206
L'Oreal SA	2,903	359
Nestle	12,030	759
Remy Cointreau	3,040	350
SABMiller	9,621	423
Shoprite Holdings	10,654	216
Unilever	10,230	372
Unilever NV	12,870	455
Total Consumer staples		5,207
Energy—5.7%
BG Group	28,090	567
Enbridge	7,180	281
Petroleum Geo-Services	24,440	404
Suncor Energy	13,600	447
Total Energy		1,699
Financials—9.7%
AIA Group	79,014	294
Bank of Nova Scotia	4,916	270
Grupo Financiero Santander Mexico SAB de CV SP ADR, Cl B*	11,560	158
	Shares	Value (000)
ICICI Bank SP ADR	3,960	$159
Japan Retail Fund Investment	175	313
Metropolitan Bank & Trust	126,930	282
Sberbank of Russia ADR	24,310	285
Standard Chartered	19,049	431
Swedbank AB, A Shares	20,658	388
Tokio Marine Holdings	11,520	294
Total Financials		2,874
Health care—10.5%
Catamaran*	4,380	429
Covidien	8,100	481
GlaxoSmithKline	19,560	451
Life Healthcare Group Holdings Pte	45,446	174
Novo Nordisk, Cl B	2,070	327
PT Kalbe Farma Tbk	459,440	226
Roche Holding	4,370	817
Teva Pharmaceutical Industries SP ADR	4,770	197
Total Health care		3,102
Industrials—16.3%
Canadian Pacific Railway	5,770	479
Copa Holdings, Cl A	4,400	358
Embraer SA	43,198	288
Experian	17,250	287
FANUC	1,580	255
GEA Group	14,160	428
Hitachi	58,640	326
Komatsu	11,540	227
Rolls-Royce Holdings	32,900	448
Sandvik AB	29,289	398
Schneider Electric SA	6,750	399
Tullow Oil	20,700	458
Wolseley	10,664	455
Total Industrials		4,806
Information technology—7.8%
ASML Holding, NY Shares	6,400	342
Avago Technologies	8,650	302
Imagination Technologies Group*	32,880	252
LG Display*	8,814	225
MercadoLibre	3,480	287
NXP Semiconductors*	12,320	308

48 TURNER FUNDS 2012 ANNUAL REPORT

Schedule of investments

Turner International Growth Fund

	Shares	Value (000)
Samsung Electronics	220	$266
Tencent Holdings	9,270	316
Total Information technology		2,298
Materials—15.4%
BASF SE	6,930	584
BHP Billiton, Ltd.	22,000	754
Goldcorp	13,040	599
Linde	2,640	454
Potash Corp. of Saskatchewan	6,835	297
Rexam	63,530	446
Rio Tinto PLC	10,520	490
Rio Tinto, Ltd.	4,910	272
Silver Wheaton Corp.	9,420	375
YAMATO KOGYO	9,610	284
Total Materials		4,555
Telecommunication services—4.0%
BT Group	163,230	608
Philippine Long Distance Telephone	2,840	190
SoftBank	9,610	389
Total Telecommunication services		1,187
Total Common stock (Cost $26,641)**		29,197
Cash equivalent—1.6%
BlackRock TempCash Fund, Institutional Shares, 0.010%***	463,219	463
Total Cash equivalent (Cost $463)**		463
Total Investments—100.3% (Cost $27,104)**		29,660
Net other assets (liabilities)—(0.3)%		(83)
Net Assets—100.0%		$29,577

  *  Non-income producing security.

  **  This number is listed in thousands.

  ***  Rate shown is the 7-day effective yield as of September 30, 2012.

ADR — American Depositary Receipt

Cl — Class

NY — New York

PLC — Public Liability Co.

Ser — Series

The accompanying notes are an integral part of the financial statements.

Country Allocation as of 9/30/12†
United Kingdom	18.4%
Canada	12.2
Japan	12.1
France	6.3
Germany	6.2
United States	5.4
Switzerland	5.3
Netherlands	3.7
Australia	3.5
Republic of Korea (South)	2.7
Sweden	2.6
Jersey	2.5
Cayman Islands	2.2
Brazil	1.8
Ireland (Republic of)	1.6
Philippines	1.6
Norway	1.4
South Africa	1.3
Mexico	1.2
Panama	1.2
Denmark	1.1
Singapore	1.0
Hong Kong	1.0
Russian Federation	1.0
Indonesia	0.8
Spain	0.7
Israel	0.7
India	0.5
Total	100.0%

  †  Percentages are based on total investments.

TURNER FUNDS 2012 ANNUAL REPORT 49

FINANCIAL STATEMENTS

Statements of assets and liabilities (000)

September 30, 2012

	Turner Market Neutral Fund	Turner Medical Sciences Long/Short Fund		Turner Spectrum Fund
Assets:
Investment securities, at cost	$38,067	$37,123		$758,025
Investment securities, at value	$38,197	$39,185		$790,929
Deposits with brokers for securities sold short	51,858	26,225		672,327
Foreign currency, at value	—	—		216
Receivable for investment securities sold	7,363	2,272		92,698
Receivable for capital shares sold	25	59		2,254
Prepaid expenses	10	18		91
Receivable for dividend income	31	17		1,054
Receivable from investment adviser	—	—		—
Receivable from sub-administrator	—	—		—
Reclaim receivable	—	—		14
Total assets	97,484	67,776		1,559,583
Liabilities:
Securities sold short, at proceeds	36,271	13,533		474,712
Securities sold short, at value	36,394	13,796		474,684
Cash overdraft	—	—		5,410
Payable for investment securities purchased	7,205	3,981		105,468
Obligation to return securities lending collateral	—	—		—
Payable for capital shares redeemed	15	295		2,696
Dividends payable on securities sold short (Note 2)	5	5		175
Broker fees and charges on short securities payable	11	3		196
Payable due to investment adviser	4	50		726
Payable due to administrator	5	5		97
Payable due to shareholder servicing	1	3		29
Payable due to distributor	—	2		7
Payable due to transfer agent	3	4		53
Payable due to custodian	4	3		23
Other accrued expenses	13	17		238
Total liabilities	43,660	18,164		589,802
Net assets	$53,824	$49,612		$969,781
*Includes market value of securities on loan	$—	$—		$—
Net assets:
Portfolio capital	$55,337	$51,108		$1,005,988
Distributions in excess of investment income	(339)	(773)		(8,238)
Accumulated net realized loss from investments, securities sold short, written options and foreign currency transactions	(1,181)	(2,520)		(60,900)
Net unrealized appreciation on investments, securities sold short, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	7	1,797		32,931
Net assets	$53,824	$49,612		$969,781
Outstanding shares of beneficial interest Institutional Class Shares (1)	4,721	3,641		76,454
Outstanding shares of beneficial interest Investor Class Shares (1)	561	946		11,721
Outstanding shares of beneficial interest Class C Shares (1)	9	288		983
Net assets — Institutional Class Shares	$48,054	$37,117		$832,857
Net assets — Investor Class Shares	$5,685	$9,606		$126,533
Net assets — Class C Shares	$85	$2,889		$10,391
Net asset value, offering and redemption price per share — Institutional Class Shares	$10.18	$10.19		$10.89
Net asset value, offering and redemption price per share — Investor Class Shares	$10.13	$10.16	†	$10.80
Net asset value, offering and redemption price per share — Class C Shares	$10.01 †	$10.04	†	$10.57

50 TURNER FUNDS 2012 ANNUAL REPORT

	Turner Titan Fund		Turner All Cap Growth Fund	Turner Concentrated Growth Fund
Assets:
Investment securities, at cost	$27,248		$24,911	$37,606
Investment securities, at value	$28,204		$28,424 *	$41,661 *
Deposits with brokers for securities sold short	17,596		—	—
Foreign currency, at value	—		—	—
Receivable for investment securities sold	3,507		398	—
Receivable for capital shares sold	79		9	26
Prepaid expenses	7		9	8
Receivable for dividend income	47		59	—
Receivable from investment adviser	—		57	36
Receivable from sub-administrator	—		6	8
Reclaim receivable	—		—	—
Total assets	49,440		28,962	41,739
Liabilities:
Securities sold short, at proceeds	14,535		—	—
Securities sold short, at value	14,494		—	—
Cash overdraft	—		—	—
Payable for investment securities purchased	3,513		546	—
Obligation to return securities lending collateral	—		2,552	6,758
Payable for capital shares redeemed	4		6	31
Dividends payable on securities sold short (Note 2)	1		—	—
Broker fees and charges on short securities payable	4		—	—
Payable due to investment adviser	30		—	—
Payable due to administrator	3		—	—
Payable due to shareholder servicing	1		5	7
Payable due to distributor	—		—	—
Payable due to transfer agent	1		3	3
Payable due to custodian	3		2	2
Other accrued expenses	6		8	11
Total liabilities	18,060		3,122	6,812
Net assets	$31,380		$25,840	$34,927
*Includes market value of securities on loan	$—		$2,493	$6,584
Net assets:
Portfolio capital	$31,149		$34,642	$54,822
Distributions in excess of investment income	—		(1)	(19)
Accumulated net realized loss from investments, securities sold short, written options and foreign currency transactions	(766)		(12,314)	(23,931)
Net unrealized appreciation on investments, securities sold short, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	997		3,513	4,055
Net assets	$31,380		$25,840	$34,927
Outstanding shares of beneficial interest Institutional Class Shares (1)	2,522		—	—
Outstanding shares of beneficial interest Investor Class Shares (1)	494		2,867	4,689
Outstanding shares of beneficial interest Class C Shares (1)	53		—	—
Net assets — Institutional Class Shares	$25,811		$—	$—
Net assets — Investor Class Shares	$5,038		$25,840	$34,927
Net assets — Class C Shares	$531		$—	$—
Net asset value, offering and redemption price per share — Institutional Class Shares	$10.24	†	$—	$—
Net asset value, offering and redemption price per share — Investor Class Shares	$10.20		$9.01	$7.45
Net asset value, offering and redemption price per share — Class C Shares	$10.07	†	$—	$—

(1)  Unlimited authorization — par value $0.00001.

†  Differences in net asset value recalculation and net asset value stated are caused by rounding differences.

Amounts designated as "—" are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2012 ANNUAL REPORT 51

FINANCIAL STATEMENTS

Statements of assets and liabilities (000)

September 30, 2012

	Turner Emerging Growth Fund		Turner Large Growth Fund		Turner Midcap Growth Fund
Assets:
Investment securities, at cost	$196,137		$237,235		$613,297
Investment securities, at value	$263,350	*	$267,763	*	$700,353	*
Foreign currency, at value	—		—		—
Receivable for investment securities sold	—		1,433		16,702
Receivable for capital shares sold	147		191		215
Prepaid expenses	17		22		56
Receivable for dividend income	47		144		1,159
Receivable from investment adviser	—		—		—
Reclaim receivable	—		—		—
Total assets	263,561		269,553		718,485
Liabilities:
Payable to custodian	—		—		7,839
Payable for investment securities purchased	—		2,527		2,739
Obligation to return securities lending collateral	24,427		17,591		60,254
Payable for capital shares redeemed	400		283		1,496
Payable due to investment adviser	205		97		362
Payable due to administrator	24		25		65
Payable due to shareholder servicing	35		10		85
Payable due to distributor	—		—		1
Payable due to transfer agent	12		14		39
Payable due to custodian	4		6		7
Other accrued expenses	73		88		213
Total liabilities	25,180		20,641		73,100
Net assets	$238,381		$248,912		$645,385
*Includes market value of securities on loan	$23,850		$17,310		$58,468
Net assets:
Portfolio capital	$141,550		$316,080		$560,739
Undistributed net investment income (distributions in excess of investment income)	(1,536)		449		(2,022)
Accumulated net realized gain (loss) from investment transactions	31,154		(98,145)		(388)
Net unrealized appreciation on investments	67,213		30,528		87,056
Net assets	$238,381		$248,912		$645,385
Outstanding shares of beneficial interest Institutional Class Shares (1)	1,203		15,635		6,671
Outstanding shares of beneficial interest Investor Class Shares (1)	2,957		3,758		11,551
Outstanding shares of beneficial interest Retirement Class Shares (1)	—		—		143
Net assets — Institutional Class Shares	$69,391		$201,051		$236,147
Net assets — Investor Class Shares	$168,990		$47,861		$404,427
Net assets — Retirement Class Shares	$—		$—		$4,811
Net asset value, offering and redemption price per share — Institutional Class Shares	$57.68		$12.86		$35.39	†
Net asset value, offering and redemption price per share — Investor Class Shares	$57.16	†	$12.74		$35.03	†
Net asset value, offering and redemption price per share — Retirement Class Shares	$—		$—		$33.65	†

52 TURNER FUNDS 2012 ANNUAL REPORT

	Turner Small Cap Growth Fund		Turner Global Opportunities Fund		Turner International Growth Fund
Assets:
Investment securities, at cost	$250,336		$1,593		$27,104
Investment securities, at value	$292,077	*	$1,895		$29,660
Foreign currency, at value	—		—		3
Receivable for investment securities sold	4,384		—		1,404
Receivable for capital shares sold	176		—		3
Prepaid expenses	20		8		11
Receivable for dividend income	98		2		62
Receivable from investment adviser	—		2		6
Reclaim receivable	—		—		18
Total assets	296,755		1,907		31,167
Liabilities:
Payable to custodian	—		—		—
Payable for investment securities purchased	3,221		—		1,558
Obligation to return securities lending collateral	43,018		—		—
Payable for capital shares redeemed	81		—		7
Payable due to investment adviser	169		—		—
Payable due to administrator	25		—		3
Payable due to shareholder servicing	53		—		1
Payable due to distributor	—		—		—
Payable due to transfer agent	12		—		1
Payable due to custodian	6		1		16
Other accrued expenses	71		1		4
Total liabilities	46,656		2		1,590
Net assets	$250,099		$1,905		$29,577
*Includes market value of securities on loan	$41,952		$—		$—
Net assets:
Portfolio capital	$200,473		$1,596		$29,074
Undistributed net investment income (distributions in excess of investment income)	(1,229)		(2)		124
Accumulated net realized gain (loss) from investment transactions	9,114		9		(2,176)
Net unrealized appreciation on investments	41,741		302		2,555
Net assets	$250,099		$1,905		$29,577
Outstanding shares of beneficial interest Institutional Class Shares (1)	—		124		2,154
Outstanding shares of beneficial interest Investor Class Shares (1)	6,956		19		572
Outstanding shares of beneficial interest Retirement Class Shares (1)	—		—		—
Net assets — Institutional Class Shares	$—		$1,654		$23,406
Net assets — Investor Class Shares	$250,099		$251		$6,171
Net assets — Retirement Class Shares	$—		$—		$—
Net asset value, offering and redemption price per share — Institutional Class Shares	$—		$13.31	†	$10.86	†
Net asset value, offering and redemption price per share — Investor Class Shares	$35.96	†	$13.22	†	$10.79
Net asset value, offering and redemption price per share — Retirement Class Shares	$—		$—		$—

(1)  Unlimited authorization — par value $0.00001.

†  Differences in net asset value recalculation and net asset value stated are caused by rounding differences.

Amounts designated as "—" are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.
TURNER FUNDS 2012 ANNUAL REPORT 53

FINANCIAL STATEMENTS

Statements of operations (000)

	Turner Market Neutral Fund	Turner Medical Sciences Long/Short Fund	Turner Spectrum Fund
	year ended 9/30/12	year ended 9/30/12	year ended 9/30/12
Investment Income:
Dividend	$381	$296	$6,607
Interest	1	2	1
Securities lending	—	—	—
Foreign taxes withheld	(5)	(4)	(85)
Total investment income	377	294	6,523
Expenses:
Investment advisory fees	602	1,066	13,244
Administrator fees	57	101	1,256
Shareholder service fees (1)	13	36	397
Shareholder service fees (2)	—	8	32
Distribution fees (2)	1	23	96
Accounting agent fees	11	12	21
Dividend expense	150	25	1,741
Broker fees and charges on short sales	88	110	2,949
Custodian fees	25	18	151
Transfer agent fees	21	35	475
Registration fees	47	54	119
Professional fees	12	17	218
Trustees' fees	6	10	121
Insurance and other fees	15	32	392
Total expenses	1,048	1,547	21,212
Less:
Investment advisory fee waiver	(253)	(151)	(3,978)
Shareholder services waiver	(1)	(5)	—
Net expenses	794	1,391	17,234
Net investment loss	(417)	(1,097)	(10,711)
Net realized gain (loss) from securities sold	2,027	3,345	41,348
Net realized gain (loss) from securities sold short	(2,626)	(4,647)	(68,274)
Net realized gain (loss) on written options contracts	—	—	865
Net realized gain (loss) on foreign currency transactions	(1)	(4)	(223)
Net change in unrealized appreciation (depreciation) on investments	463	2,261	50,063
Net change in unrealized appreciation (depreciation) on securities sold short	(663)	(1,218)	(24,690)
Net change in unrealized appreciation (depreciation) on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	2	7
Net realized and unrealized gain (loss) from investments, options and foreign currencies	(800)	(261)	(904)
Net increase (decrease) in net assets resulting from operations	$(1,217)	$(1,358)	$(11,615)

54 TURNER FUNDS 2012 ANNUAL REPORT

	Turner Titan Fund	Turner All Cap Growth Fund	Turner Concentrated Growth Fund
	year ended 9/30/12	year ended 9/30/12	year ended 9/30/12
Investment Income:
Dividend	$202	$177	$239
Interest	—	1	—
Securities lending	—	5	5
Foreign taxes withheld	(1)	—	(1)
Total investment income	201	183	243
Expenses:
Investment advisory fees	338	183	217
Administrator fees	32	43	56
Shareholder service fees (1)	12	75	98
Shareholder service fees (2)	—	—	—
Distribution fees (2)	1	—	—
Accounting agent fees	11	3	3
Dividend expense	17	—	—
Broker fees and charges on short sales	51	—	—
Custodian fees	21	13	11
Transfer agent fees	11	35	31
Registration fees	44	18	19
Professional fees	5	7	9
Trustees' fees	3	4	5
Insurance and other fees	11	21	30
Total expenses	557	402	479
Less:
Investment advisory fee waiver	(110)	(138)	(151)
Shareholder services waiver	—	(6)	(13)
Net expenses	447	258	315
Net investment loss	(246)	(75)	(72)
Net realized gain (loss) from securities sold	1,275	1,232	3,970
Net realized gain (loss) from securities sold short	(977)	—	—
Net realized gain (loss) on written options contracts	—	—	—
Net realized gain (loss) on foreign currency transactions	(1)	—	—
Net change in unrealized appreciation (depreciation) on investments	1,310	3,417	1,986
Net change in unrealized appreciation (depreciation) on securities sold short	(447)	—	—
Net change in unrealized appreciation (depreciation) on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	—	—
Net realized and unrealized gain (loss) from investments, options and foreign currencies	1,160	4,649	5,956
Net increase (decrease) in net assets resulting from operations	$914	$4,574	$5,884

(1)  Attributable to Investor Class Shares only.

(2)  Attributable to Class C Shares only.

Amounts designated as "—" are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2012 ANNUAL REPORT 55

FINANCIAL STATEMENTS

Statements of operations (000)

	Turner Emerging Growth Fund	Turner Large Growth Fund	Turner Midcap Growth Fund
	year ended 9/30/12	year ended 9/30/12	year ended 9/30/12
Investment Income:
Dividend	$1,075	$3,119	$5,691
Interest	—	—	1
Securities lending	227	169	201
Foreign taxes withheld	—	(13)	(1)
Total investment income	1,302	3,275	5,892
Expenses:
Investment advisory fees	2,472	2,353	5,563
Administrator fees	352	559	1,056
Shareholder service fees (1)	427	139	1,166
Shareholder service fees (2)	—	—	12
Distribution fees (2)	—	—	12
Accounting agent fees	4	4	4
Custodian fees	18	58	48
Transfer agent fees	103	183	348
Registration fees	41	60	80
Professional fees	54	85	165
Trustees' fees	32	55	99
Insurance and other fees	126	212	378
Total expenses	3,629	3,708	8,931
Less:
Investment advisory fee waiver	(346)	(857)	(787)
Shareholder services fee waiver	(15)	(11)	(64)
Reimbursements of other operating expenses	—	—	—
Net expenses	3,268	2,840	8,080
Net investment income (loss)	(1,966)	435	(2,188)
Net realized gain (loss) from securities sold	42,086	82,216	93,758
Net realized gain (loss) on foreign currency transactions	—	(1)	—
Net change in unrealized appreciation (depreciation) on investments	15,892	4,462	19,856
Net change in unrealized appreciation (depreciation) on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	—	—
Net realized and unrealized gain (loss) from investments, options and foreign currencies	57,978	86,677	113,614
Net increase in net assets resulting from operations	$56,012	$87,112	$111,426

56 TURNER FUNDS 2012 ANNUAL REPORT

	Turner Small Cap Growth Fund	Turner Global Opportunities Fund	Turner International Growth Fund
	year ended 9/30/12	year ended 9/30/12	year ended 9/30/12
Investment Income:
Dividend	$1,148	$14	$411
Interest	—	—	—
Securities lending	313	—	—
Foreign taxes withheld	(2)	(1)	(41)
Total investment income	1,459	13	370
Expenses:
Investment advisory fees	2,582	12	147
Administrator fees	368	2	25
Shareholder service fees (1)	645	1	17
Shareholder service fees (2)	—	—	—
Distribution fees (2)	—	—	—
Accounting agent fees	4	14	25
Custodian fees	30	5	82
Transfer agent fees	103	2	8
Registration fees	29	26	27
Professional fees	57	—	5
Trustees' fees	34	—	2
Insurance and other fees	109	3	6
Total expenses	3,961	65	344
Less:
Investment advisory fee waiver	(678)	(12)	(136)
Shareholder services fee waiver	(56)	—	(1)
Reimbursements of other operating expenses	—	(35)	—
Net expenses	3,227	18	207
Net investment income (loss)	(1,768)	(5)	163
Net realized gain (loss) from securities sold	19,111	18	(1,417)
Net realized gain (loss) on foreign currency transactions	—	(1)	(36)
Net change in unrealized appreciation (depreciation) on investments	47,225	258	3,860
Net change in unrealized appreciation (depreciation) on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	—	(1)
Net realized and unrealized gain (loss) from investments, options and foreign currencies	66,336	275	2,406
Net increase in net assets resulting from operations	$64,568	$270	$2,569

(1)  Attributable to Investor Class Shares only.

(2)  Attributable to Retirement Class Shares only.

Amounts designated as "—" are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2012 ANNUAL REPORT 57

FINANCIAL STATEMENTS

Statements of changes in net assets (000)

	Turner Market Neutral Fund		Turner Medical Sciences Long/Short Fund
	year ended 9/30/12	2/7/11(1) thru 9/30/11	year ended 9/30/12	2/7/11(1) thru 9/30/11
Investment Activities:
Net investment loss	$(417)	$(50)	$(1,097)	$(331)
Net realized gain (loss) from securities sold and securities sold short	(599)	11	(1,302)	(1,016)
Net realized gain (loss) on written options contracts	—	—	—	—
Net realized gain (loss) on foreign currency transactions	(1)	—	(4)	(1)
Net change in unrealized appreciation (depreciation) from investments and securities sold short	(200)	207	1,043	756
Net change in unrealized appreciation (depreciation) on written options contracts	—	—	—	—
Net change in unrealized appreciation (depreciation) on foreign currencies and translation	—	—	2	(4)
Net increase (decrease) in net assets resulting from operations	(1,217)	168	(1,358)	(596)
Dividends and distributions to shareholders:
Realized capital gains
Institutional Class Shares	(394)	—	—	—
Investor Class Shares	(67)	—	—	—
Class C Shares	—	—	—	—
Total dividends and distributions	(461)	—	—	—
Capital share transactions:
Institutional Class Shares
Proceeds from shares issued	49,135	8,554	51,896	54,974
Proceeds from shares issued in lieu of cash distributions	385	—	—	—
Cost of shares redeemed	(8,748)	(14)	(59,013)	(9,281)
Net increase (decrease) in net assets from Institutional Class Shares transactions	40,772	8,540	(7,117)	45,693
Investor Class Shares
Proceeds from shares issued	7,056	4,072	18,248	13,724
Proceeds from shares issued in lieu of cash distributions	67	—	—	—
Cost of shares redeemed	(4,394)	(867)	(21,057)	(911)
Net increase (decrease) in net assets from Investor Class Shares transactions	2,729	3,205	(2,809)	12,813
Class C Shares
Proceeds from shares issued	137	—	2,329	2,283
Proceeds from shares issued in lieu of cash distributions	—	—	—	—
Cost of shares redeemed	(49)	—	(1,522)	(104)
Net increase (decrease) in net assets from Class C Shares transactions	88	—	807	2,179
Net increase (decrease) in net assets from capital share transactions	43,589	11,745	(9,119)	60,685
Total increase (decrease) in net assets	41,911	11,913	(10,477)	60,089
Net Assets:
Beginning of period	11,913	—	60,089	—
End of period	$53,824	$11,913	$49,612	$60,089
Accumulated net investment loss	$(339)	$(1)	$(773)	$(21)
Share issued and redeemed:
Institutional Class Shares
Issued	4,704	825	5,070	5,247
Issued in lieu of cash distributions	38	—	—	—
Redeemed	(845)	(1)	(5,790)	(886)
Net increase (decrease) in Institutional Class Shares	3,897	824	(720)	4,361
Investor Class Shares
Issued	674	390	1,778	1,322
Issued in lieu of cash distributions	7	—	—	—
Redeemed	(427)	(83)	(2,068)	(87)
Net increase (decrease) in Investor Class Shares	254	307	(290)	1,235
Class C Shares
Issued	14	—	230	220
Issued in lieu of cash distributions	—	—	—	—
Redeemed	(5)	—	(152)	(10)
Net increase (decrease) in Class C Shares	9	—	78	210
Net increase (decrease) in share transactions	4,160	1,131	(932)	5,806

58 TURNER FUNDS 2012 ANNUAL REPORT

	Turner Spectrum Fund		Turner Titan Fund
	year ended 9/30/12	year ended 9/30/11	year ended 9/30/12	2/7/11(1) thru 9/30/11
Investment Activities:
Net investment loss	$(10,711)	$(5,836)	$(246)	$(68)
Net realized gain (loss) from securities sold and securities sold short	(26,926)	17,230	298	(607)
Net realized gain (loss) on written options contracts	865	(6,481)	—	—
Net realized gain (loss) on foreign currency transactions	(223)	110	(1)	—
Net change in unrealized appreciation (depreciation) from investments and securities sold short	25,373	642	863	134
Net change in unrealized appreciation (depreciation) on written options contracts	—	56	—	—
Net change in unrealized appreciation (depreciation) on foreign currencies and translation	7	(9)	—	—
Net increase (decrease) in net assets resulting from operations	(11,615)	5,712	914	(541)
Dividends and distributions to shareholders:
Realized capital gains
Institutional Class Shares	(22,293)	—	(110)	—
Investor Class Shares	(7,313)	—	(40)	—
Class C Shares	(553)	—	(1)	—
Total dividends and distributions	(30,159)	—	(151)	—
Capital share transactions:
Institutional Class Shares
Proceeds from shares issued	786,546	326,173	18,412	12,002
Proceeds from shares issued in lieu of cash distributions	19,084	—	110	—
Cost of shares redeemed	(388,983)	(62,344)	(4,663)	(154)
Net increase (decrease) in net assets from Institutional Class Shares transactions	416,647	263,829	13,859	11,848
Investor Class Shares
Proceeds from shares issued	74,782	140,625	5,783	2,777
Proceeds from shares issued in lieu of cash distributions	7,037	—	40	—
Cost of shares redeemed	(108,037)	(31,909)	(3,684)	—
Net increase (decrease) in net assets from Investor Class Shares transactions	(26,218)	108,716	2,139	2,777
Class C Shares
Proceeds from shares issued	3,376	6,802	503	31
Proceeds from shares issued in lieu of cash distributions	493	—	1	—
Cost of shares redeemed	(5,176)	(1,682)	—	—
Net increase (decrease) in net assets from Class C Shares transactions	(1,307)	5,120	504	31
Net increase (decrease) in net assets from capital share transactions	389,122	377,665	16,502	14,656
Total increase (decrease) in net assets	347,348	383,377	17,265	14,115
Net Assets:
Beginning of period	622,433	239,056	14,115	—
End of period	$969,781	$622,433	$31,380	$14,115
Accumulated net investment loss	$(8,238)	$(380)	$—	$—
Share issued and redeemed:
Institutional Class Shares
Issued	70,716	27,953	1,802	1,179
Issued in lieu of cash distributions	1,757	—	11	—
Redeemed	(35,203)	(5,366)	(455)	(15)
Net increase (decrease) in Institutional Class Shares	37,270	22,587	1,358	1,164
Investor Class Shares
Issued	6,709	12,099	579	278
Issued in lieu of cash distributions	653	—	4	—
Redeemed	(9,829)	(2,770)	(367)	—
Net increase (decrease) in Investor Class Shares	(2,467)	9,329	216	278
Class C Shares
Issued	307	588	50	3
Issued in lieu of cash distributions	46	—	—	—
Redeemed	(481)	(146)	—	—
Net increase (decrease) in Class C Shares	(128)	442	50	3
Net increase (decrease) in share transactions	34,675	32,358	1,624	1,445

(1)  Commencement of operations.

Amounts designated as "—" are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2012 ANNUAL REPORT 59

FINANCIAL STATEMENTS

Statements of changes in net assets (000)

	Turner All Cap Growth Fund		Turner Concentrated Growth Fund
	year ended 9/30/12	year ended 9/30/11	year ended 9/30/12	year ended 9/30/11
Investment Activities:
Net investment income (loss)	$(75)	$(557)	$(72)	$(645)
Net realized gain (loss) from securities sold and securities sold short	1,232	7,305	3,970	5,557
Net realized gain (loss) on foreign currency transactions	—	—	—	—
Net change in unrealized appreciation (depreciation) from investments and securities sold short	3,417	(6,586)	1,986	(5,758)
Net increase (decrease) in net assets resulting from operations	4,574	162	5,884	(846)
Dividends and distributions to shareholders:
Net investment income
Institutional Class Shares	—	—	—	—
Total dividends and distributions	—	—	—	—
Capital share transactions:
Institutional Class Shares
Proceeds from shares issued	—	—	—	—
Proceeds from Fund acquisition (Note 12)	—	—	—	—
Proceeds from shares issued in lieu of cash distributions	—	—	—	—
Cost of shares redeemed	—	—	—	—
Net increase (decrease) in net assets from Institutional Class Shares transactions	—	—	—	—
Investor Class Shares
Proceeds from shares issued	7,196	46,094	8,906	15,634
Proceeds from Fund acquisition (Note 12)	—	—	—	—
Cost of shares redeemed	(18,983)	(36,430)	(18,802)	(18,773)
Net increase (decrease) in net assets from Investor Class Shares transactions	(11,787)	9,664	(9,896)	(3,139)
Net increase (decrease) in net assets from capital share transactions	(11,787)	9,664	(9,896)	(3,139)
Total increase (decrease) in net assets	(7,213)	9,826	(4,012)	(3,985)
Net Assets:
Beginning of period	33,053	23,227	38,939	42,924
End of period	$25,840	$33,053	$34,927	$38,939
Undistributed net investment income (accumulated net investment income)	$(1)	$3	$(19)	$14
Share issued and redeemed:
Institutional Class Shares
Issued	—	—	—	—
Shares from Fund acquisition (Note 12)	—	—	—	—
Issued in lieu of cash distributions	—	—	—	—
Redeemed	—	—	—	—
Net increase (decrease) in Institutional Class Shares	—	—	—	—
Investor Class Shares
Issued	815	5,106	1,224	2,038
Shares from Fund acquisition (Note 12)	—	—	—	—
Redeemed	(2,255)	(4,102)	(2,599)	(2,445)
Net increase (decrease) in Investor Class Shares	(1,440)	1,004	(1,375)	(407)
Net increase (decrease) in share transactions	(1,440)	1,004	(1,375)	(407)

60 TURNER FUNDS 2012 ANNUAL REPORT

	Turner Emerging Growth Fund		Turner Large Growth Fund
	year ended 9/30/12	year ended 9/30/11	year ended 9/30/12	year ended 9/30/11
Investment Activities:
Net investment income (loss)	$(1,966)	$(4,513)	$435	$(469)
Net realized gain (loss) from securities sold and securities sold short	42,086	111,565 †	82,216	100,361
Net realized gain (loss) on foreign currency transactions	—	—	(1)	—
Net change in unrealized appreciation (depreciation) from investments and securities sold short	15,892	(54,358)	4,462	(106,427)
Net increase (decrease) in net assets resulting from operations	56,012	52,694	87,112	(6,535)
Dividends and distributions to shareholders:
Net investment income
Institutional Class Shares	—	—	—	(671)
Total dividends and distributions	—	—	—	(671)
Capital share transactions:
Institutional Class Shares
Proceeds from shares issued	12,775	83,629	45,450	87,009
Proceeds from Fund acquisition (Note 12)	—	—	—	140,366
Proceeds from shares issued in lieu of cash distributions	—	—	—	612
Cost of shares redeemed	(27,694)	(330,208)†	(301,740)	(209,772)
Net increase (decrease) in net assets from Institutional Class Shares transactions	(14,919)	(246,579)	(256,290)	18,215
Investor Class Shares
Proceeds from shares issued	27,454	37,791	8,694	21,626
Proceeds from Fund acquisition (Note 12)	—	—	—	1,518
Cost of shares redeemed	(56,328)	(71,012)	(29,601)	(136,556)
Net increase (decrease) in net assets from Investor Class Shares transactions	(28,874)	(33,221)	(20,907)	(113,412)
Net increase (decrease) in net assets from capital share transactions	(43,793)	(279,800)	(277,197)	(95,197)
Total increase (decrease) in net assets	12,219	(227,106)	(190,085)	(102,403)
Net Assets:
Beginning of period	226,162	453,268	438,997	541,400
End of period	$238,381	$226,162	$248,912	$438,997
Undistributed net investment income (accumulated net investment income)	$(1,536)	$(41)	$449	$42
Share issued and redeemed:
Institutional Class Shares
Issued	235	1,614	3,803	7,643
Shares from Fund acquisition (Note 12)	—	—	—	10,966
Issued in lieu of cash distributions	—	—	—	51
Redeemed	(495)	(6,655)†	(24,590)	(18,016)
Net increase (decrease) in Institutional Class Shares	(260)	(5,041)	(20,787)	644
Investor Class Shares
Issued	521	729	716	1,406
Shares from Fund acquisition (Note 12)	—	—	—	119
Redeemed	(1,060)	(1,411)	(2,394)	(11,700)
Net increase (decrease) in Investor Class Shares	(539)	(682)	(1,678)	(10,175)
Net increase (decrease) in share transactions	(799)	(5,723)	(22,465)	(9,531)

†  Includes realized gains, losses, or redemptions as a result of in-kind transactions (see Note 11 in Notes to Financial Statements).

Amounts designated as "—" are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2012 ANNUAL REPORT 61

FINANCIAL STATEMENTS

Statements of changes in net assets (000)

	Turner Midcap Growth Fund		Turner Small Cap Growth Fund
	year ended 9/30/12	year ended 9/30/11	year ended 9/30/12	year ended 9/30/11
Investment Activities:
Net investment income (loss)	$(2,188)	$(3,356)	$(1,768)	$(2,429)
Net realized gain (loss) from securities sold	93,758	268,940	19,111	60,910
Net realized gain (loss) on foreign currency transactions	—	1	—	—
Net change in unrealized appreciation (depreciation) on investments	19,856	(194,104)	47,225	(70,484)
Net change in unrealized appreciation (depreciation) on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	—	—	—
Net increase (decrease) in net assets resulting from operations	111,426	71,481	64,568	(12,003)
Dividends and distributions to shareholders:
Net investment income
Institutional Class Shares	—	—	—	—
Investor Class Shares	—	—	—	—
Realized capital gains
Institutional Class Shares	—	—	—	—
Investor Class Shares	—	—	—	—
Total dividends and distributions	—	—	—	—
Capital share transactions:
Institutional Class Shares
Proceeds from shares issued	54,971	172,552	—	—
Proceeds from shares issued in lieu of cash distributions	—	—	—	—
Cost of shares redeemed	(103,598)	(76,894)	—	—
Net increase (decrease) in net assets from Institutional Class Shares transactions	(48,627)	95,658	—	—
Investor Class Shares
Proceeds from shares issued	76,266	221,546	31,902	120,040
Proceeds from shares issued in lieu of cash distributions	—	—	—	—
Cost of shares redeemed	(214,569)	(587,846)	(76,290)	(153,043)
Net increase (decrease) in net assets from Investor Class Shares transactions	(138,303)	(366,300)	(44,388)	(33,003)
Retirement Class Shares
Proceeds from shares issued	822	1,745	—	—
Cost of shares redeemed	(671)	(2,541)	—	—
Net increase (decrease) in net assets from Retirement Class Shares transactions	151	(796)	—	—
Net increase (decrease) in net assets from capital share transactions	(186,779)	(271,438)	(44,388)	(33,003)
Total increase (decrease) in net assets	(75,353)	(199,957)	20,180	(45,006)
Net Assets:
Beginning of period	720,738	920,695	229,919	274,925
End of period	$645,385	$720,738	$250,099	$229,919
Undistributed net investment income (accumulated net investment income)	$(2,022)	$64	$(1,229)	$—
Share issued and redeemed:
Institutional Class Shares
Issued	1,598	4,733	—	—
Issued in lieu of cash distributions	—	—	—	—
Redeemed	(2,998)	(2,179)	—	—
Net increase (decrease) in Institutional Class Shares	(1,400)	2,554	—	—
Investor Class Shares
Issued	2,238	6,010	950	3,352
Issued in lieu of cash distributions	—	—	—	—
Redeemed	(6,311)	(15,652)	(2,255)	(4,580)
Net increase (decrease) in Investor Class Shares	(4,073)	(9,642)	(1,305)	(1,228)
Retirement Class Shares
Issued	26	50	—	—
Redeemed	(20)	(72)	—	—
Net increase (decrease) in Retirement Class Shares	6	(22)	—	—
Net increase (decrease) in share transactions	(5,467)	(7,110)	(1,305)	(1,228)

62 TURNER FUNDS 2012 ANNUAL REPORT

	Turner Global Opportunities Fund		Turner International Growth Fund
	year ended 9/30/12	year ended 9/30/11	year ended 9/30/12	year ended 9/30/11
Investment Activities:
Net investment income (loss)	$(5)	$(6)	$163	$52
Net realized gain (loss) from securities sold	18	82	(1,417)	469
Net realized gain (loss) on foreign currency transactions	(1)	(3)	(36)	(46)
Net change in unrealized appreciation (depreciation) on investments	258	(115)	3,860	(2,125)
Net change in unrealized appreciation (depreciation) on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	—	(1)	—
Net increase (decrease) in net assets resulting from operations	270	(42)	2,569	(1,650)
Dividends and distributions to shareholders:
Net investment income
Institutional Class Shares	—	—	—	(48)
Investor Class Shares	—	—	—	(1)
Realized capital gains
Institutional Class Shares	(28)	—	—	—
Investor Class Shares	(14)	—	—	—
Total dividends and distributions	(42)	—	—	(49)
Capital share transactions:
Institutional Class Shares
Proceeds from shares issued	561	418	15,611	1,511
Proceeds from shares issued in lieu of cash distributions	28	—	—	48
Cost of shares redeemed	(15)	(717)	(81)	(141)
Net increase (decrease) in net assets from Institutional Class Shares transactions	574	(299)	15,530	1,418
Investor Class Shares
Proceeds from shares issued	43	973	6,900	6,586
Proceeds from shares issued in lieu of cash distributions	14	—	—	1
Cost of shares redeemed	(342)	(397)	(6,346)	(511)
Net increase (decrease) in net assets from Investor Class Shares transactions	(285)	576	554	6,076
Retirement Class Shares
Proceeds from shares issued	—	—	—	—
Cost of shares redeemed	—	—	—	—
Net increase (decrease) in net assets from Retirement Class Shares transactions	—	—	—	—
Net increase (decrease) in net assets from capital share transactions	289	277	16,084	7,494
Total increase (decrease) in net assets	517	235	18,653	5,795
Net Assets:
Beginning of period	1,388	1,153	10,924	5,129
End of period	$1,905	$1,388	$29,577	$10,924
Undistributed net investment income (accumulated net investment income)	$(2)	$(2)	$124	$(2)
Share issued and redeemed:
Institutional Class Shares
Issued	43	31	1,509	127
Issued in lieu of cash distributions	2	—	—	6
Redeemed	(1)	(51)	(8)	(13)
Net increase (decrease) in Institutional Class Shares	44	(20)	1,501	120
Investor Class Shares
Issued	3	71	649	572
Issued in lieu of cash distributions	1	—	—	—
Redeemed	(27)	(29)	(613)	(48)
Net increase (decrease) in Investor Class Shares	(23)	42	36	524
Retirement Class Shares
Issued	—	—	—	—
Redeemed	—	—	—	—
Net increase (decrease) in Retirement Class Shares	—	—	—	—
Net increase (decrease) in share transactions	21	22	1,537	644

Amounts designated as "—" are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2012 ANNUAL REPORT 63

FINANCIAL STATEMENTS

Financial highlights

For a share outstanding throughout each period

	Net asset value, beginning of period	Net investment income (loss)		Realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from capital gains	Total dividends and distributions
Turner Market Neutral Fund — Institutional Class Shares
2012	$10.53	(0.11	) (1)	(0.02)	(0.13)	—	(0.22)	(0.22)
2011 (3)	$10.00	(0.09	) (1)	0.62	0.53	—	—	—
Turner Market Neutral Fund — Investor Class Shares
2012	$10.52	(0.14	) (1)	(0.03)	(0.17)	—	(0.22)	(0.22)
2011 (3)	$10.00	(0.10	) (1)	0.62	0.52	—	—	—
Turner Market Neutral Fund — Class C Shares
2012	$10.46	(0.20	) (1)	(0.03)	(0.23)	—	(0.22)	(0.22)
2011 (3)	$10.00	(0.15	) (1)	0.61	0.46	—	—	—
Turner Medical Sciences Long/Short Fund — Institutional Class Shares
2012	$10.35	(0.15	) (1)	(0.01)	(0.16)	—	—	—
2011 (3)	$10.00	(0.12	) (1)	0.47	0.35	—	—	—
Turner Medical Sciences Long/Short Fund — Investor Class Shares
2012	$10.34	(0.18	) (1)	—	(0.18)	—	—	—
2011 (3)	$10.00	(0.13	) (1)	0.47	0.34	—	—	—
Turner Medical Sciences Long/Short Fund — Class C Shares
2012	$10.30	(0.25	) (1)	(0.01)	(0.26)	—	—	—
2011 (3)	$10.00	(0.18	) (1)	0.48	0.30	—	—	—
64 TURNER FUNDS 2012 ANNUAL REPORT

	Net asset value, end of period	Total return		Net assets end of period (000)	Ratio of net expenses to average net assets†		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets†		Portfolio turnover rate††
Turner Market Neutral Fund — Institutional Class Shares
2012	$10.18	(1.23)%		$48,054	1.94	%* (2)	2.57	%*	(1.00	)%*	1,520%
2011 (3)	$10.53	5.30	%†††	$8,679	1.95	% (4)	3.92%		(1.27)%		1,184%
Turner Market Neutral Fund — Investor Class Shares
2012	$10.13	(1.62)%		$5,685	2.19	%* (2)	2.82	%*	(1.25	)%*	1,520%
2011 (3)	$10.52	5.20	%†††	$3,233	2.20	% (4)	4.18%		(1.54)%		1,184%
Turner Market Neutral Fund — Class C Shares
2012	$10.01	(2.21)%		$85	2.94	%* (2)	3.57	%*	(2.00	)%*	1,520%
2011 (3)	$10.46	4.60	%†††	$—	2.95	% (4)	4.77%		(2.26)%		1,184%
Turner Medical Sciences Long/Short Fund — Institutional Class Shares
2012	$10.19	(1.55)%		$37,117	1.87	%* (5)	2.09	%*	(1.45	)%*	900%
2011 (3)	$10.35	3.50	%†††	$45,147	1.93	% (6)	2.74%		(1.74)%		608%
Turner Medical Sciences Long/Short Fund — Investor Class Shares
2012	$10.16	(1.74)%		$9,606	2.12	%* (5)	2.34	%*	(1.70	)%*	900%
2011 (3)	$10.34	3.40	%†††	$12,777	2.14	% (6)	2.89%		(1.93)%		608%
Turner Medical Sciences Long/Short Fund — Class C Shares
2012	$10.04	(2.52)%		$2,889	2.87	%* (5)	3.09	%*	(2.45	)%*	900%
2011 (3)	$10.30	3.00	%†††	$2,165	2.93	% (6)	3.63%		(2.71)%		608%

*  Does not include acquired fund fees or expenses.
†  Inclusive of fees paid indirectly, waivers and/or reimbursements.
††  Excludes effect of in-kind transfers and mergers, as applicable. Not annualized for periods less than one year.
†††  Total return is for the period indicated and has not been annualized.
(1)  Based on average shares outstanding.
(2)  Dividend expense totaled 0.37% of average net assets for the year ended September 30, 2012, 0.37% of which was waived. Broker fees and charges on short sales totaled 0.22% of average net assets for the year ended September 30, 2012, 0.22% of which was waived. If dividend expense and broker fees and charges on short sales had not been contractually waived, the ratios of net expenses to average net assets would have been 2.53%, 2.78% and 3.53% for the Institutional, Investor and Class C Shares, respectively.
(3)  Commenced operations on February 7, 2011. All ratios for the period have been annualized.
(4)  Dividend expense totaled 0.44% of average net assets for the period ended September 30, 2011, 0.34% of which was waived. Broker fees and charges on short sales totaled 0.25% of average net assets for the period ended September 30, 2011, 0.19% of which was waived. If dividend expense and broker fees and charges on short sales had not been contractually waived, the ratios of net expenses to average net assets would have been 2.48%, 2.73% and 3.48% for the Institutional, Investor and Class C Shares, respectively.
(5)  Dividend expense totaled 0.04% of average net assets for the year ended September 30, 2012, 0.04% of which was waived. Broker fees and charges on short sales totaled 0.15% of average net assets for the year ended September 30, 2012, 0.15% of which was waived. If dividend expense and broker fees and charges on short sales had not been contractually waived, the ratios of net expenses to average net assets would have been 2.06%, 2.31% and 3.06% for the Institutional, Investor and Class C Shares, respectively.
(6)  Dividend expense totaled 0.15% of average net assets for the period ended September 30, 2011, 0.12% of which was waived. Broker fees and charges on short sales totaled 0.47% of average net assets for the period ended September 30, 2011, 0.39% of which was waived. If dividend expense and broker fees and charges on short sales had not been contractually waived, the ratios of net expenses to average net assets would have been 2.44%, 2.65% and 3.44% for the Institutional, Investor and Class C Shares, respectively.
Amounts designated as "—" are either $0, not applicable or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2012 ANNUAL REPORT 65

FINANCIAL STATEMENTS

Financial highlights

For a share outstanding throughout each period

	Net asset value, beginning of period	Net investment income (loss)		Realized and unrealized gains (losses) on investments		Total from investment operations	Dividends from net investment income	Distributions from capital gains	Total dividends and distributions
Turner Spectrum Fund — Institutional Class Shares
2012	$11.45	(0.13	) (1)	0.04	(2)	(0.09)	—	(0.47)	(0.47)
2011	$10.82	(0.16	) (1)	0.79		0.63	—	—	—
2010	$10.81	(0.13	) (1)	0.21		0.08	—	(0.07)	(0.07)
2009 (6)	$10.00	(0.07	) (1)	0.88		0.81	—	—	—
Turner Spectrum Fund — Investor Class Shares
2012	$11.38	(0.16	) (1)	0.05	(2)	(0.11)	—	(0.47)	(0.47)
2011	$10.78	(0.19	) (1)	0.79		0.60	—	—	—
2010	$10.80	(0.16	) (1)	0.21		0.05	—	(0.07)	(0.07)
2009 (6)	$10.00	(0.09	) (1)	0.89		0.80	—	—	—
Turner Spectrum Fund — Class C Shares
2012	$11.23	(0.24	) (1)	0.05	(2)	(0.19)	—	(0.47)	(0.47)
2011	$10.72	(0.27	) (1)	0.78		0.51	—	—	—
2010	$10.80	(0.24	) (1)	0.23		(0.01)	—	(0.07)	(0.07)
2009 (8)	$9.98	(0.07	) (1)	0.89		0.82	—	—	—
Turner Titan Fund — Institutional Class Shares
2012	$9.77	(0.11	) (1)	0.67		0.56	—	(0.09)	(0.09)
2011 (10)	$10.00	(0.10	) (1)	(0.13)		(0.23)	—	—	—
Turner Titan Fund — Investor Class Shares
2012	$9.76	(0.13	) (1)	0.66		0.53	—	(0.09)	(0.09)
2011 (10)	$10.00	(0.11	) (1)	(0.13)		(0.24)	—	—	—
Turner Titan Fund — Class C Shares
2012	$9.72	(0.21	) (1)	0.65		0.44	—	(0.09)	(0.09)
2011 (10)	$10.00	(0.16	) (1)	(0.12)		(0.28)	—	—	—

66 TURNER FUNDS 2012 ANNUAL REPORT

	Net asset value, end of period	Total return		Net assets end of period (000)	Ratio of net expenses to average net assets†		Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets†	Portfolio turnover rate††
Turner Spectrum Fund — Institutional Class Shares
2012	$10.89	(0.77)%		$832,857	1.89	%* (3)	2.34%*	(1.15)%*	996%
2011	$11.45	5.82%		$448,554	1.93	% (4)	2.48%	(1.34)%	1,153%
2010	$10.82	0.77%		$179,526	1.91	% (5)	2.85%	(1.23)%	1,808%
2009 (6)	$10.81	8.10	%†††	$8,681	2.44	% (7)	5.63%	(1.78)%	663%
Turner Spectrum Fund — Investor Class Shares
2012	$10.80	(0.95)%		$126,533	2.14	%* (3)	2.59%*	(1.40)%*	996%
2011	$11.38	5.57%		$161,401	2.18	% (4)	2.70%	(1.61)%	1,153%
2010	$10.78	0.49%		$52,361	2.17	% (5)	3.12%	(1.52)%	1,808%
2009 (6)	$10.80	8.00	%†††	$4,567	2.71	% (7)	5.84%	(2.09)%	663%
Turner Spectrum Fund — Class C Shares
2012	$10.57	(1.71)%		$10,391	2.89	%* (3)	3.34%*	(2.15)%*	996%
2011	$11.23	4.76%		$12,478	2.93	% (4)	3.39%	(2.33)%	1,153%
2010	$10.72	(0.07)%		$7,169	2.92	% (5)	3.82%	(2.19)%	1,808%
2009 (8)	$10.80	8.22	%†††	$—	2.35	% (7)	5.28%	(3.12)%	663%
Turner Titan Fund — Institutional Class Shares
2012	$10.24	5.75%		$25,811	1.92	%* (9)	2.41%*	(1.03)%*	834%
2011 (10)	$9.77	(2.30	)%†††	$11,374	1.92	% (11)	3.54%	(1.47)%	647%
Turner Titan Fund — Investor Class Shares
2012	$10.20	5.44%		$5,038	2.17	%* (9)	2.66%*	(1.28)%*	834%
2011 (10)	$9.76	(2.40	)%†††	$2,711	2.16	% (11)	4.66%	(1.65)%	647%
Turner Titan Fund — Class C Shares
2012	$10.07	4.53%		$531	2.92	%* (9)	3.41%*	(2.03)%*	834%
2011 (10)	$9.72	(2.80	)%†††	$29	2.92	% (11)	2.31%	(2.44)%	647%

*  Does not include acquired fund fees or expenses.
†  Inclusive of fees paid indirectly, waivers and/or reimbursements.
††  Excludes effect of in-kind transfers and mergers, as applicable. Not annualized for periods less than one year.
†††  Total return is for the period indicated and has not been annualized.
(1)  Based on average shares outstanding.
(2)  The amount shown for a share outstanding throughout the period and the aggregate net losses on investments for the period are not in accord, because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.
(3)  Dividend expense totaled 0.20% of average net assets for the year ended September 30, 2012, 0.20% of which was waived. Broker fees and charges on short sales totaled 0.33% of average net assets for the year ended September 30, 2012, 0.33% of which was waived. If dividend expense and broker fees and charges on short sales had not been contractually waived, the ratios of net expenses to average net assets would have been 2.42%, 2.67% and 3.42% for the Institutional, Investor and Class C Shares, respectively.
(4)  Dividend expense totaled 0.28% of average net assets for the year ended September 30, 2011, 0.22% of which was waived. Broker fees and charges on short sales totaled 0.32% of average net assets for the year ended September 30, 2011, 0.25% of which was waived. If dividend expense and broker fees and charges on short sales had not been contractually waived, the ratios of net expenses to average net assets would have been 2.40%, 2.65% and 3.40% for the Institutional, Investor and Class C Shares, respectively.
(5)  Dividend expense totaled 0.45% of average net assets for the year ended September 30, 2010, 0.42% of which was waived. Broker fees and charges on short sales totaled 0.38% of average net assets for the year ended September 30, 2010, 0.37% of which was waived beginning on January 13, 2010. If dividend expense and broker fees and charges on short sales had not been contractually waived, the ratios of net expenses to average net assets would have been 2.70%, 2.96% and 3.71% for the Institutional, Investor and Class C Shares, respectively.
(6)  Commenced operations on May 7, 2009. All ratios for the period have been annualized.
(7)  Dividend expense totaled 0.70% of average net assets for the period ended September 30, 2009. If dividend expense had not been contractually waived, the ratios of net expenses to average net assets would have been 3.14%, 3.41% and 3.05% for the Institutional, Investor and Class C Shares, respectively. If broker fees and charges on short sales had not been included, the ratios of net expenses to average net assets would have been 1.94%, 2.20% and 1.95% for the Institutional, Investor and Class C Shares, respectively.
(8)  Commenced operations on July 14, 2009. All ratios for the period have been annualized.
(9)  Dividend expense totaled 0.08% of average net assets for the period ended September 30, 2012, 0.08% of which was waived. Broker fees and charges on short sales totaled 0.23% of average net assets for the period ended September 30, 2012, 0.23% of which was waived. If dividend expense and broker fees and charges on short sales had not been contractually waived, the ratios of net expenses to average net assets would have been 2.23%, 2.48% and 3.23% for the Institutional, Investor and Class C Shares, respectively.
(10)  Commenced operations of February 7, 2011. All ratios for the period have been annualized.
(11)  Dividend expense totaled 0.28% of average net assets for the period ended September 30, 2011, 0.22% of which was waived. Broker fees and charges on short sales totaled 0.32% of average net assets for the period ended September 30, 2011, 0.25% of which was waived. If dividend expense and broker fees and charges on short sales had not been contractually waived, the ratios of net expenses to average net assets would have been 2.20%, 2.44% and 3.20% for the Institutional, Investor and Class C Shares, respectively.
Amounts designated as "—" are either $0, not applicable or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2012 ANNUAL REPORT 67

FINANCIAL STATEMENTS

Financial highlights

For a share outstanding throughout each period

	Net asset value, beginning of period	Net investment income (loss)		Realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from capital gains	Total dividends and distributions
Turner All Cap Growth Fund — Investor Class Shares
2012	$7.67	(0.02	) (1)	1.36	1.34	—	—	—
2011	$7.03	(0.11	) (1)	0.75	0.64	—	—	—
2010	$5.95	(0.09	) (1)	1.18	1.09	(0.01)	—	(0.01)
2009	$5.60	—	(1)	0.35	0.35	—	—	—
2008	$8.72	(0.07	) (1)	(3.05)	(3.12)	—	—	—
Turner Concentrated Growth Fund — Investor Class Shares
2012	$6.42	(0.01	) (1)	1.04	1.03	—	—	—
2011	$6.63	(0.10	) (1)	(0.11)	(0.21)	—	—	—
2010	$6.16	(0.07	) (1)	0.56	0.49	(0.02)	—	(0.02)
2009	$6.35	0.02	(1)	(0.21)	(0.19)	—	—	—
2008	$10.12	(0.07	) (1)	(3.70)	(3.77)	—	—	—
Turner Emerging Growth Fund — Institutional Class Shares
2012	$45.83	(0.34	) (1)	12.19	11.85	—	—	—
2011	$42.51	(0.40	) (1)	3.72	3.32	—	—	—
2010	$37.78	(0.31	) (1)	5.04	4.73	—	—	—
2009 (4)	$28.45	(0.12	) (1)	9.45	9.33	—	—	—
Turner Emerging Growth Fund — Investor Class Shares
2012	$45.52	(0.47	) (1)	12.11	11.64	—	—	—
2011	$42.32	(0.52	) (1)	3.72	3.20	—	—	—
2010	$37.71	(0.41	) (1)	5.02	4.61	—	—	—
2009	$46.42	(0.22	) (1)	(7.31)	(7.53)	—	(1.18)	(1.18)
2008	$64.06	(0.35	) (1)	(8.54)	(8.89)	(0.25)	(8.50)	(8.75)
Turner Large Growth Fund — Institutional Class Shares
2012	$10.50	0.02	(1)	2.34	2.36	—	—	—
2011	$10.56	—	(1)	(0.04)	(0.04)	(0.02)	—	(0.02)
2010	$9.93	0.02	(1)	0.65	0.67	(0.04)	—	(0.04)
2009	$10.41	0.05	(1)	(0.48)	(0.43)	(0.05)	—	(0.05)
2008	$14.39	0.06	(1)	(4.01)	(3.95)	(0.03)	—	(0.03)
Turner Large Growth Fund — Investor Class Shares
2012	$10.42	(0.01	) (1)	2.33	2.32	—	—	—
2011	$10.49	(0.03	) (1)	(0.04)	(0.07)	—	—	—
2010	$9.87	—	(1)	0.64	0.64	(0.02)	—	(0.02)
2009	$10.34	0.03	(1)	(0.47)	(0.44)	(0.03)	—	(0.03)
2008	$14.33	0.02	(1)	(3.99)	(3.97)	(0.02)	—	(0.02)
Turner Midcap Growth Fund — Institutional Class Shares
2012	$30.42	(0.05	) (1)	5.02	4.97	—	—	—
2011	$29.90	(0.06	) (1)	0.58	0.52	—	—	—
2010	$26.12	(0.08	) (1)	3.86	3.78	—	—	—
2009	$26.20	(0.01	) (1)	(0.07)	(0.08)	—	—	—
2008 (5)	$34.67	(0.01	) (1)	(8.46)	(8.47)	—	—	—

68 TURNER FUNDS 2012 ANNUAL REPORT

	Net asset value, end of period	Total return		Net assets end of period (000)	Ratio of net expenses to average net assets†		Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets†	Portfolio turnover rate††
Turner All Cap Growth Fund — Investor Class Shares
2012	$9.01	17.47%		$25,840	0.86%		1.34%	(0.25)%	182%
2011	$7.67	9.10%		$33,053	1.73%		2.12%	(1.29)%	205%
2010	$7.03	18.25%		$23,227	1.64%		2.15%	(1.38)%	115%
2009	$5.95	6.25%		$26,324	0.62	% (2)	1.23%	0.09%	220%
2008	$5.60	(35.78)%		$32,759	1.52	% (3)	1.90%	(0.89)%	323%
Turner Concentrated Growth Fund — Investor Class Shares
2012	$7.45	16.04%		$34,927	0.80%		1.22%	(0.18)%	150%
2011	$6.42	(3.17)%		$38,939	1.69%		2.08%	(1.29)%	203%
2010	$6.63	7.94%		$42,924	1.51%		1.94%	(1.14)%	215%
2009	$6.16	(2.99)%		$39,973	0.82%		1.34%	0.38%	208%
2008	$6.35	(37.25)%		$42,581	1.53	% (3)	1.91%	(0.83)%	348%
Turner Emerging Growth Fund — Institutional Class Shares
2012	$57.68	25.86%		$69,391	1.15%		1.30%	(0.62)%	75%
2011	$45.83	7.81%		$67,035	1.15%		1.27%	(0.77)%	74%
2010	$42.51	12.52%		$276,445	1.15%		1.28%	(0.77)%	96%
2009 (4)	$37.78	32.79	%†††	$243,790	1.15%		1.33%	(0.54)%	78%
Turner Emerging Growth Fund — Investor Class Shares
2012	$57.16	25.57%		$168,990	1.40%		1.55%	(0.87)%	75%
2011	$45.52	7.56%		$159,127	1.40%		1.55%	(1.01)%	74%
2010	$42.32	12.22%		$176,823	1.40%		1.53%	(1.02)%	96%
2009	$37.71	(15.58)%		$188,812	1.40%		1.56%	(0.71)%	78%
2008	$46.42	(16.08)%		$529,578	1.40%		1.49%	(0.66)%	71%
Turner Large Growth Fund — Institutional Class Shares
2012	$12.86	22.48%		$201,051	0.69%		0.91%	0.15%	105%
2011	$10.50	(0.39)%		$382,336	0.69%		0.89%	(0.03)%	182%
2010	$10.56	6.76%		$377,650	0.69%		0.87%	0.20%	178%
2009	$9.93	(3.97)%		$381,277	0.69%		0.92%	0.65%	126%
2008	$10.41	(27.53)%		$360,083	0.69%		0.90%	0.42%	200%
Turner Large Growth Fund — Investor Class Shares
2012	$12.74	22.26%		$47,861	0.94%		1.16%	(0.10)%	105%
2011	$10.42	(0.67)%		$56,661	0.94%		1.13%	(0.28)%	182%
2010	$10.49	6.51%		$163,750	0.94%		1.12%	(0.050%	178%
2009	$9.87	(4.21)%		$252,916	0.94%		1.17%	0.41%	126%
2008	$10.34	(27.76)%		$260,692	0.94%		1.15%	0.15%	200%
Turner Midcap Growth Fund — Institutional Class Shares
2012	$35.39	16.34%		$236,147	0.93%		1.04%	(0.14)%	121%
2011	$30.42	1.74%		$245,480	0.93%		1.05%	(0.18)%	104%
2010	$29.90	14.47%		$164,993	0.93%		1.03%	(0.29)%	90%
2009	$26.12	(0.31)%		$136,069	0.93%		1.08%	(0.05)%	120%
2008 (5)	$26.20	(24.43	)%†††	$137,451	0.93	% (6)	1.03%	(0.09)%	157%

†  Inclusive of fees paid indirectly, waivers and/or reimbursements.
††  Excludes effect of in-kind transfers and mergers, as applicable. Not annualized for periods less than one year.
†††  Total return is for the period indicated and has not been annualized.
(1)  Based on average shares outstanding.
(2)  Excluding fees paid indirectly, the ratio of net expenses to average net assets would have been 0.63%.
(3)  Excluding fees paid indirectly, the ratio of net expenses to average net assets would have been 1.54%.
(4)  Commenced operations on February 1, 2009. All ratios for the period have been annualized.
(5)  Commenced operations on June 16, 2008. All ratios for the period have been annualized.
(6)  Excluding fees paid indirectly, the ratio of net expenses to average net assets would have been 0.94%.
Amounts designated as "—" are either $0, not applicable or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2012 ANNUAL REPORT 69

FINANCIAL STATEMENTS

Financial highlights

For a share outstanding throughout each period

	Net asset value, beginning of period	Net investment income (loss)		Realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from capital gains	Total dividends and distributions
Turner Midcap Growth Fund — Investor Class Shares
2012	$30.16	(0.13	) (1)	5.00	4.87	—	—	—
2011	$29.73	(0.13	) (1)	0.56	0.43	—	—	—
2010	$26.03	(0.15	) (1)	3.85	3.70	—	—	—
2009	$26.18	(0.06	) (1)	(0.09)	(0.15)	—	—	—
2008	$35.71	(0.14	) (1)	(9.39)	(9.53)	—	—	—
Turner Midcap Growth Fund — Retirement Class Shares
2012	$29.05	(0.20	) (1)	4.80	4.60	—	—	—
2011	$28.71	(0.22	) (1)	0.56	0.34	—	—	—
2010	$25.20	(0.21	) (1)	3.72	3.51	—	—	—
2009	$25.40	(0.11	) (1)	(0.09)	(0.20)	—	—	—
2008	$34.74	(0.22	) (1)	(9.12)	(9.34)	—	—	—
Turner Small Cap Growth Fund — Investor Class Shares
2012	$27.83	(0.23	) (1)	8.36	8.13	—	—	—
2011	$28.97	(0.26	) (1)	(0.88)	(1.14)	—	—	—
2010	$25.17	(0.20	) (1)	4.00	3.80	—	—	—
2009	$26.45	(0.07	) (1)	(1.21)	(1.28)	—	—	—
2008	$32.98	(0.15	) (1)	(6.38)	(6.53)	—	—	—
Turner Global Opportunities Fund — Institutional Class Shares
2012	$11.38	(0.03	) (1)	2.31	2.28	—	(0.35)	(0.35)
2011	$11.52	(0.04	) (1)	(0.10)	(0.14)	—	—	—
2010 (3)	$10.00	(0.01	) (1)	1.53	1.52	—	—	—
Turner Global Opportunities Fund — Investor Class Shares
2012	$11.33	(0.07	) (1)	2.31	2.24	—	(0.35)	(0.35)
2011	$11.50	(0.06	) (1)	(0.11)	(0.17)	—	—	—
2010 (3)	$10.00	(0.03	) (1)	1.53	1.50	—	—	—
Turner International Growth Fund — Institutional Class Shares
2012	$9.21	0.11	(1)	1.54	1.65	—	—	—
2011	$9.41	0.08	(1)	(0.19)	(0.11)	(0.09)	—	(0.09)
2010	$8.24	0.04	(1)	1.26	1.30	(0.13)	—	(0.13)
2009	$8.34	0.08	(1)	(0.07)	0.01	(0.11)	—	(0.11)
2008	$12.21	0.12	(1)	(3.87)	(3.75)	(0.02)	(0.10)	(0.12)
Turner International Growth Fund — Investor Class Shares
2012	$9.17	0.08	(1)	1.54	1.62	—	—	—
2011	$9.39	0.05	(1)	(0.20)	(0.15)	(0.07)	—	(0.07)
2010	$8.24	0.05	(1)	1.23	1.28	(0.13)	—	(0.13)
2009 (5)	$6.27	0.07	(1)	2.01	2.08	(0.11)	—	(0.11)

70 TURNER FUNDS 2012 ANNUAL REPORT

	Net asset value, end of period	Total return		Net assets end of period (000)	Ratio of net expenses to average net assets†		Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets†	Portfolio turnover rate††
Turner Midcap Growth Fund — Investor Class Shares
2012	$35.03	16.15%		$404,427	1.18%		1.29%	(0.39)%	121%
2011	$30.16	1.45%		$471,286	1.18%		1.28%	(0.38)%	104%
2010	$29.73	14.21%		$751,124	1.18%		1.28%	(0.54)%	90%
2009	$26.03	(0.57)%		$859,640	1.18%		1.33%	(0.29)%	120%
2008	$26.18	(26.69)%		$994,545	1.18%		1.25%	(0.44)%	157%
Turner Midcap Growth Fund — Retirement Class Shares
2012	$33.65	15.83%		$4,811	1.43%		1.54%	(0.64)%	121%
2011	$29.05	1.18%		$3,972	1.43%		1.54%	(0.63)%	104%
2010	$28.71	13.93%		$4,578	1.43%		1.53%	(0.79)%	90%
2009	$25.20	(0.79)%		$3,892	1.43%		1.58%	(0.55)%	120%
2008	$25.40	(26.89)%		$5,784	1.43%		1.50%	(0.69)%	157%
Turner Small Cap Growth Fund — Investor Class Shares
2012	$35.96	29.21%		$250,099	1.25%		1.53%	(0.68)%	100%
2011	$27.83	(3.94)%		$229,919	1.25%		1.53%	(0.76)%	119%
2010	$28.97	15.10%		$274,925	1.25%		1.52%	(0.74)%	89%
2009	$25.17	(4.84)%		$250,860	1.25%		1.58%	(0.36)%	113%
2008	$26.45	(19.80)%		$249,434	1.25	% (2)	1.51%	(0.48)%	141%
Turner Global Opportunities Fund — Institutional Class Shares
2012	$13.31	20.53%		$1,654	1.10%		4.09%	(0.27)%	95%
2011	$11.38	(1.22)%		$910	1.10%		3.63%	(0.31)%	178%
2010 (3)	$11.52	15.20	%†††	$1,153	1.10%		8.33%	(0.31)%	37%
Turner Global Opportunities Fund — Investor Class Shares
2012	$13.22	20.27%		$251	1.35%		4.42%	(0.52)%	95%
2011	$11.33	(1.48)%		$478	1.35%		3.16%	(0.44)%	178%
2010 (3)	$11.50	15.00	%†††	$—	1.56%		8.92%	(0.77)%	37%
Turner International Growth Fund — Institutional Class Shares
2012	$10.86	17.92%		$23,406	1.10%		1.90%	1.03%	138%
2011	$9.21	(1.32)%		$6,012	1.10%		2.41%	0.70%	210%
2010	$9.41	15.88%		$5,019	1.10%		3.93%	0.51%	120%
2009	$8.24	0.71%		$3,848	1.10%		5.24%	1.31%	139%
2008	$8.34	(31.04)%		$3,335	1.10	% (4)	3.05%	1.10%	245%
Turner International Growth Fund — Investor Class Shares
2012	$10.79	17.67%		$6,171	1.35%		2.15%	0.78%	138%
2011	$9.17	(1.67)%		$4,912	1.35%		2.46%	0.44%	210%
2010	$9.39	15.61%		$110	1.35%		4.15%	0.61%	120%
2009 (5)	$8.24	33.95	%†††	$—	1.29%		5.59%	1.14%	139%

†  Inclusive of fees paid indirectly, waivers and/or reimbursements.
††  Excludes effect of in-kind transfers and mergers, as applicable. Not annualized for periods less than one year.
†††  Total return is for the period indicated and has not been annualized.
(1)  Based on average shares outstanding.
(2)  Excluding fees paid indirectly, the ratio of net expenses to average net assets would have been 1.26%.
(3)  Commencement of operations on May 7, 2010. All ratios for the period have been annualized.
(4)  Excluding fees paid indirectly, the ratio of net expenses to average net assets would have been 1.11%.
(5)  Commenced operations on October 31, 2008. All ratios for the period have been annualized.
Amounts designated as "—" are either $0, not applicable or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

TURNER FUNDS 2012 ANNUAL REPORT 71

NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

September 30, 2012

1. Organization:

Turner Funds (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The funds included herein are the Turner Market Neutral Fund ("Market Neutral Fund"), Turner Medical Sciences Long/Short Fund ("Medical Sciences Long/Short Fund"), Turner Spectrum Fund ("Spectrum Fund"), Turner Titan Fund ("Titan Fund"), Turner All Cap Growth Fund ("All Cap Growth Fund"), Turner Concentrated Growth Fund ("Concentrated Growth Fund"), Turner Emerging Growth Fund ("Emerging Growth Fund"), Turner Large Growth Fund ("Large Growth Fund"), Turner Midcap Growth Fund ("Midcap Growth Fund"), Turner Small Cap Growth Fund ("Small Cap Growth Fund"), Turner Global Opportunities Fund ("Global Opportunities Fund") and Turner International Growth Fund ("International Growth Fund"), each a "Fund" and collectively the "Funds."

Each Fund is registered as a diversified portfolio of the Trust with the exception of the Concentrated Growth Fund and the Global Opportunities Fund, which are non-diversified.

The Funds are registered to offer different classes of shares: Institutional Class Shares, Investor Class Shares, Retirement Class Shares, Class C Shares, or a combination of the four. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies along with information on the classes of shares currently being offered.

2. Significant accounting policies:

The following is a summary of the significant accounting policies followed by the Funds.

Use of estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market.

The Trust has a three-tier fair value hierarchy that is dependent upon the various "inputs" used to determine the value of the Funds' investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.).

Level 3 – significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments).

Security valuation—Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on Nasdaq), including American Depository Receipts ("ADRs"), are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long positions and the most recent quoted ask price for short positions. For securities traded on Nasdaq, the Nasdaq Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. To the extent these securities are valued at the last sales price or Nasdaq Official Closing Price, they are categorized as Level 1 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain bid and ask prices from two broker-dealers who make a market in the security and determine the average of the two. In this situation, valuations are typically categorized as a Level 2 in the fair value hierarchy.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been delisted from a national exchange; the security's primary trading market is temporarily closed at a time when under normal

72 TURNER FUNDS 2012 ANNUAL REPORT

conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Depending on the source or relative significance of the valuation inputs, these securities may be categorized as a Level 2 or Level 3 in the fair value hierarchy.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. In addition, the Funds' Sub-administrator, as defined in Note 3, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates its net asset value. If price movements in a monitored index or security exceed levels recommended by the Committee for approval by the Board ("trigger points"), the Sub-administrator will notify the Adviser, as defined in Note 3, that such limits have been exceeded. If such trigger points are exceeded, then the close prices for certain foreign markets are systematically adjusted by fair value factors calculated by an independent pricing service. The circumstances described above use significant observable inputs and therefore these valuations are considered as Level 2 in the fair value hierarchy.

In the event that the Adviser believes that the fair values provided by a third party fair valuation vendor are not reliable, or believes that a foreign security held by a Fund should be fair valued for any other reason, the Adviser shall contact the Sub-administrator and request that a meeting of the Committee be held. Depending on the source or relative significance of the valuation inputs, these securities may be categorized as a Level 2 or Level 3 in the fair value hierarchy.

For the year ended September 30, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of inputs used to value the Funds' investments as of September 30, 2012 (000):

	Level 1	Level 2	Total
Market Neutral Fund
Investments in securities
Common stock	$36,591	$—	$36,591
Cash equivalent	1,606	—	1,606
Total Investments in securities	$38,197	$—	$38,197
Securities sold short
Common stock	$36,394	$—	$36,394
Total Securities sold short	$36,394	$—	$36,394
Medical Sciences Long/Short Fund
Investments in securities
Common stock	$27,041	$—	$27,041
Call option contract	41	—	41
Cash equivalent	12,103	—	12,103
Total Investments in securities	$39,185	$—	$39,185
Securities sold short
Common stock	$9,949	$—	$9,949
Exchange traded funds	3,847	—	3,847
Total Securities sold short	$13,796	$—	$13,796
Spectrum Fund
Investments in securities
Common stock	$729,702	$—	$729,702
Exchange traded fund	1,361	—	1,361
Call option contract	112	—	112
Put option contract	167	—	167
Warrant	386	—	386
Cash equivalent	59,201	—	59,201
Total Investments in securities	$790,929	$—	$790,929
Securities sold short
Common stock	$405,831	$—	$405,831
Convertible corporate bond	—	211	211
Exchange traded funds	68,642	—	68,642
Total Securities sold short	$474,473	$211	$474,684
Titan Fund
Investments in securities
Common stock	$24,762	$—	$24,762
Cash equivalent	3,442	—	3,442
Total Investments in securities	$28,204	$—	$28,204
Securities sold short
Common stock	$13,404	$—	$13,404
Exchange traded funds	1,090	—	1,090
Total Securities sold short	$14,494	$—	$14,494
All Cap Growth Fund
Investments in securities
Common stock	$25,632	$—	$25,632
Cash equivalent	2,792	—	2,792
Total Investments in securities	$28,424	$—	$28,424

TURNER FUNDS 2012 ANNUAL REPORT 73

NOTES TO FINANCIAL STATEMENTS

	Level 1	Level 2		Total
Concentrated Growth Fund
Investments in securities
Common stock	$33,743	$—		$33,743
Cash equivalent	7,918	—		7,918
Total Investments in securities	$41,661	$—		$41,661
Emerging Growth Fund
Investments in securities
Common stock	$232,976	$—		$232,976
Cash equivalent	30,374	—		30,374
Total Investments in securities	$263,350	$—		$263,350
Large Growth Fund
Investments in securities
Common stock	$247,606	$—		$247,606
Cash equivalent	20,157	—		20,157
Total Investments in securities	$267,763	$—		$267,763
Midcap Growth Fund
Investments in securities
Common stock	$640,099	$—		$640,099
Cash equivalent	60,254	—		60,254
Total Investments in securities	$700,353	$—		$700,353
Small Cap Growth Fund
Investments in securities
Common stock	$246,743	$—		$246,743
Right	—	—	(a)	—	(a)
Cash equivalent	45,334	—		45,334
Total Investments in securities	$292,077	$—	(a)	$292,077
Global Opportunities Fund
Investments in securities
Common stock	$1,865	$—		$1,865
Cash equivalent	30	—		30
Total Investments in securities	$1,895	$—		$1,895
International Growth Fund
Investments in securities
Common stock	$29,197	$—		$29,197
Cash equivalent	463	—		463
Total Investments in securities	$29,660	$—		$29,660

(a)  The market value of this security is equal to $0.

For the year ended September 30, 2012, there have been no significant changes to the Funds' fair valuation methodologies. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the reporting period. For each Fund there were no transfers between the levels as of September 30, 2012 based on the input levels assigned at September 30, 2011, except for Funds listed in the table below. Transfers from Level 2 to Level 1, the result of the established thresholds for foreign securities no longer being exceeded, are as follows (000):

Transfers from Level 2 to Level 1
Spectrum Fund
Common stock	$1,759
Common stock sold short	$(5,285)
Global Opportunities Fund
Common stock	$298
International Growth Fund
Common stock	$11,861

Security transactions and related income—Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities lots sold.

Securities sold short—Consistent with each Fund's investment objectives, the Funds may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends that accrue during the period of the loan. Dividends declared on open short positions are recorded on ex-date and shown as an expense for financial reporting purposes. To borrow the security, the Fund also may be required to pay a fee, which is shown as an expense for financial reporting purposes. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the brokers as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the short positions. The Market Neutral Fund, Medical Sciences Long/Short

74 TURNER FUNDS 2012 ANNUAL REPORT

Fund, Spectrum Fund and Titan Fund engaged in short sales during the year ended September 30, 2012.

Option Transactions—Consistent with each Fund's investment objectives, the Funds may write covered call options and sell put options as a means of increasing the yield on their portfolios and as a means of providing limited protection against decreases in their market value. The Funds may purchase put and call options to protect against a decline in the market value of the securities in their portfolio or to anticipate an increase in the market value of securities that the Funds may seek to purchase in the future. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written.

Option contracts are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security).

Realized and unrealized gains and losses on written option transactions are shown on the Statement of Operations as net realized gain (loss) on written option contracts and net change in unrealized appreciation (depreciation) on written option contracts, respectively. Realized and unrealized gains and (losses) on purchased options in the Medical Sciences Long/Short Fund for the year ended September 30, 2012 were $0 and $3, respectively (000). Realized and unrealized gains and (losses) on purchased options in the Spectrum Fund for the year ended September 30, 2012 were $(3,801) and $327, respectively (000). These amounts are shown on the Statement of Operations as net realized gain (loss) from securities sold and net change in unrealized appreciation (depreciation) on investments, respectively. The primary risk exposure from the written and purchased option contracts is equity exposure. The Medical Sciences Long/Short Fund and Spectrum Fund engaged in limited option activity representing less than 2% of each Fund's net assets during the year ended September 30, 2012.

A summary of option contracts written during the year ended September 30, 2012 for the Spectrum Fund is as follows:

	Option contracts	Option premiums (000)
Options outstanding at beginning of year	—	$—
Options written	20,181	1,800
Options cancelled in a closing purchase transaction	(15,452)	(1,580)
Options expired	(4,729)	(220)
Options outstanding at end of period	—	$—

Foreign currency translation—The books and records of the Market Neutral Fund, Medical Sciences Long/Short Fund, Spectrum Fund, Titan Fund, Global Opportunities Fund and International Growth Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Market Neutral Fund, Medical Sciences Long/Short Fund, Spectrum Fund, Titan Fund, Global Opportunities Fund and International Growth Fund do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments in the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the

TURNER FUNDS 2012 ANNUAL REPORT 75

NOTES TO FINANCIAL STATEMENTS

Market Neutral Fund, Medical Sciences Long/Short Fund, Spectrum Fund, Titan Fund, Global Opportunities Fund and International Growth Fund's books and the U.S. dollar equivalent amounts actually received or paid.

Illiquid Securities—Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Funds may invest in securities that are neither listed on a stock exchange nor traded over the counter, including privately placed securities. Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration.

Expenses—Expenses that are specifically attributed to one of the Funds are charged to that Fund. Certain other expenses of the Funds are prorated among the Funds on the basis of relative daily net assets.

Classes—Class specific expenses are borne by that class. Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

Dividends and distributions—The Funds declare and distribute net investment income, if any, annually, as a dividend to shareholders. Any net realized capital gains on sales of securities for all Funds are distributed to shareholders at least annually. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

New Accounting Pronouncement—In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU No. 2011-11") requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity's financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is currently evaluating any impact ASU No. 2011-11 may have on the Funds' financial statements.

3. Transactions with affiliates:

Certain officers and trustees of the Trust are also officers or employees of Turner Investments, L.P. ("Turner", the "Adviser", or the "Administrator") or Citi Fund Services Ohio, Inc. ("Citi" or the "Sub-administrator"), the Trust's Sub-administrator. With the exception of the Trust's Chief Compliance Officer, such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

Foreside Fund Services, LLC (the "Distributor") provides distribution services to the Funds under a Distribution Services Agreement.

4. Administration, shareholder servicing, distribution and transfer agent agreements:

Turner provides administrative services to the Funds under an Administration Agreement with the Trust. For its services, Turner receives an annual fee of 0.15% of the aggregate average daily net assets of the Trust up to $2 billion and 0.12% of the aggregate average daily net assets of the Trust over $2 billion. Under a separate Sub-administration Agreement between Turner and Citi, Citi provides sub-administrative services, including certain fund accounting services, to the Trust. For the year ended September 30, 2012, Citi was paid $956 (000) by Turner.

The Funds have adopted a Distribution Plan for Retirement Class Shares and Class C Shares (the "Distribution Plan") under which firms, including the Distributor, that provide distribution services may receive compensation. Under the Distribution Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, as amended, the Distributor is entitled to receive aggregate fees for distribution services not exceeding 0.75% of each Fund's average daily net assets attributable to Retirement Class Shares or Class C Shares that are subject to the arrangement in return for providing a broad range of distribution services. Currently, the Retirement Class Shares of

76 TURNER FUNDS 2012 ANNUAL REPORT

the Midcap Growth Fund pay the Distributor 0.25% and the Class C Shares of the Market Neutral Fund, Medical Sciences Long/Short Fund, Spectrum Fund and Titan Fund pay the Distributor 0.75% in distribution fees.

The Funds have also adopted Shareholder Services Plans (the "Shareholder Services Plans"). Under the Shareholder Services Plans, service providers are entitled to receive aggregate fees for shareholder services not exceeding 0.25% of each Fund's average daily net assets attributable to Investor Class Shares, Retirement Class Shares and Class C Shares that are subject to the arrangement in return for providing shareholder services. Currently, Investor Class Shares of each Fund, Retirement Class Shares of the Midcap Growth Fund and Class C Shares of the Market Neutral Fund, Medical Sciences Long/Short Fund, Spectrum Fund and Titan Fund pay 0.25% in shareholder servicing fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a Transfer Agency Agreement with the Trust.

5. Investment advisory agreement:

The Trust and Turner are parties to an Investment Advisory Agreement dated April 28, 1996 under which Turner receives a fee that is calculated daily and paid monthly, based on the average daily net assets of the Funds.

For its services, Turner receives annual fees, which are calculated daily and paid monthly, based on average daily net assets of the Funds. Turner has contractually agreed to waive all or a portion of its fees and to reimburse expenses in order to limit total Fund operating expenses (excluding acquired fund fees and expenses and interest expenses relating to short sales, except for the Market Neutral Fund, Medical Sciences Long/Short Fund, Spectrum Fund and Titan Fund, for which Turner includes acquired fund fees and expenses and interest expenses relating to short sales in its contractual waiver) to a specified percentage of the average daily net assets of each Fund, except the All Cap Growth Fund and Concentrated Growth Fund, on an annualized basis through certain dates disclosed in the following table:

	Advisory fee	Expense cap	Date (through)
Market Neutral Fund
Institutional Class	1.50%	1.95%	January 31, 2013
Investor Class	1.50%	2.20%	January 31, 2013
Class C	1.50%	2.95%	January 31, 2013
Medical Sciences Long/Short Fund
Institutional Class	1.50%	1.95%	January 31, 2013
Investor Class	1.50%	2.20%	January 31, 2013
Class C	1.50%	2.95%	January 31, 2013
	Advisory fee	Expense cap	Date (through)
Spectrum Fund
Institutional Class	1.50%	1.95%	January 31, 2013
Investor Class	1.50%	2.20%	January 31, 2013
Class C	1.50%	2.95%	January 31, 2013
Titan Fund
Institutional Class	1.50%	1.95%	January 31, 2013
Investor Class	1.50%	2.20%	January 31, 2013
Class C	1.50%	2.95%	January 31, 2013
Emerging Growth Fund
Institutional Class	1.00%	1.15%	January 31, 2013
Investor Class	1.00%	1.40%	January 31, 2013
Large Growth Fund
Institutional Class	0.60%	0.69%	January 31, 2013
Investor Class	0.60%	0.94%	January 31, 2013
Midcap Growth Fund
Institutional Class	0.75%	0.93%	January 31, 2013
Investor Class	0.75%	1.18%	January 31, 2013
Retirement Class	0.75%	1.43%	January 31, 2013
Small Cap Growth Fund
Investor Class	1.00%	1.25%	January 31, 2013
Global Opportunities Fund
Institutional Class	0.75%	1.10%	January 31, 2013
Investor Class	0.75%	1.35%	January 31, 2013
International Growth Fund
Institutional Class	0.85%	1.10%	January 31, 2013
Investor Class	0.85%	1.35%	January 31, 2013

For the remaining Funds, the All Cap Growth Fund and Concentrated Growth Fund, the advisory fee is comprised of a base fee and performance adjustment that increases or decreases the total fee depending upon the performance of the Fund relative to its performance benchmark. The Fund's base fee (1.10% for both the All Cap Growth Fund and Concentrated Growth Fund) is accrued daily and paid monthly, based on the Fund's average net assets during the current month.

The performance adjustment is calculated and paid monthly by comparing the Fund's performance to that of its performance benchmark over the current month plus the previous 11 months (the "performance period"). The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) a Fund's base advisory fee.

In cases where the advisory fee is comprised of a base fee and a performance adjustment, Turner has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses in order to keep such Fund's "other expenses" (excluding distribution fees, acquired fund fees and expenses and interest expenses relating to short sales) from exceeding a specified percentage of the

TURNER FUNDS 2012 ANNUAL REPORT 77

NOTES TO FINANCIAL STATEMENTS

average daily net assets of the Fund on an annualized basis. Accordingly, the base advisory fee, annual adjustment rate, over/under performance relative to the benchmark threshold, and other expense cap are as follows:

	Base advisory fee	Annual adjustment rate	Benchmark threshold(1)	Other expenses cap
All Cap Growth Fund	1.10%	+/-0.40%	+/-2.50%	0.25%
Concentrated Growth Fund	1.10%	+/-0.40%	+/-2.50%	0.25%

(1)  See the Funds' Prospectus and Statement of Additional Information for more information regarding each Fund's performance benchmark.

During the year ended September 30, 2012, the Funds' advisory fees, before waivers, were adjusted in accordance with the policy described above (000):

	Base advisory fee	Performance adjustment	Net advisory fee before waivers
All Cap Growth Fund	$329	$(146)	$183
Concentrated Growth Fund	431	(214)	217

6. Contingent deferred sales charges
(Class C Shares):

A 1.00% contingent deferred sales charge ("CDSC") will be deducted with respect to Class C Shares of the Market Neutral Fund, Medical Sciences Long/Short Fund, Spectrum Fund and Titan Fund redeemed within 12 months of purchase. The CDSC will be based on the lower of the original purchase price or the value of the Class C Shares redeemed. The CDSC may be waived for certain investors, as described in the Class C Shares statutory prospectus for the Market Neutral Fund, Medical Sciences Long/Short Fund, Spectrum Fund and Titan Fund.

7. Investment transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended September 30, 2012 were as follows (000):

	Purchases	Sales
Market Neutral Fund	$458,494	$433,430
Medical Sciences Long/Short Fund	261,322	254,637
Spectrum Fund	5,902,780	5,567,031
Titan Fund	156,059	143,640
All Cap Growth Fund	53,925	65,726
Concentrated Growth Fund	57,051	66,541
Emerging Growth Fund	175,306	197,206
Large Growth Fund	401,640	670,139
Midcap Growth Fund	886,570	1,083,218
Small Cap Growth Fund	253,447	299,724
Global Opportunities Fund	1,663	1,426
International Growth Fund	40,040	23,938

8. Federal tax policies and information:

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to continue to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The amounts of dividends from net investment income and distributions from net realized capital gains, if any, are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. These differences are primarily due to wash sales, REIT adjustments, foreign currency transactions, net operating losses, return of capital distributions, equalization and investments in partnerships and passive foreign investment companies. The character and timing of dividends from net investment income and distributions from net realized gains distributed during the fiscal year may differ from the year that the income or realized gains (losses) were recorded by the Funds. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

Withholding taxes on dividends and net realized capital gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Accordingly, the following permanent differences have been reclassified to/from the following accounts during the fiscal year ended September 30, 2012 (000):

Fund	Undistributed net investment income	Accumulated net realized gain (loss)	Portfolio Capital
Market Neutral Fund	$79	$(90)	$11
Medical Sciences Long/Short Fund	346	(31)	(315)
Spectrum Fund	2,852	219	(3,071)
Titan Fund	246	(246)	—
All Cap Growth Fund	71	11	(82)
Concentrated Growth Fund	39	6	(45)
Emerging Growth Fund	471	(184)	(287)
Large Growth Fund	(28)	44	(16)
Midcap Growth Fund	102	176	(278)
Small Cap Growth Fund	539	—	(539)
Global Opportunities Fund	5	1	(6)
International Growth Fund	(36)	36	—

78 TURNER FUNDS 2012 ANNUAL REPORT

The tax character of dividends and distributions declared during the years ended September 30, 2012 and September 30, 2011 were as follows (000):

	Ordinary income	Long-term capital gain	Total
Market Neutral Fund
2012	$457	$4	$461
2011	—	—	—
Spectrum Fund
2012	$30,159	$—	$30,159
2011	—	—	—
Titan Fund
2012	$151	$—	$151
2011	—	—	—
	Ordinary income	Long-term capital gain	Total
Large Growth Fund
2012	$—	$—	$—
2011	671	—	671
Global Opportunities Fund
2012	$14	$28	$42
2011	—	—	—
International Growth Fund
2012	$—	$—	$—
2011	49	—	49

As of September 30, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows (000):

	Undistributed ordinary income	Undistributed long term capital gains	Capital loss carryforward	Post- October losses	Late year ordinary loss	Unrealized appreciation (depreciaton)	Total distributable earnings (accumulated losses)
Market Neutral Fund	$—	$—	$—	$(129)	$(339)	$(1,045)	$(1,513)
Medical Sciences Long/ Short Fund	—	—	(165)	(1,449)	(736)	854	(1,496)
Spectrum Fund	—	—	(197)	(20,357)	(7,045)	(8,608)	(36,207)
Titan Fund	367	—	—	—	—	(136)	231
All Cap Growth Fund	—	—	(9,865)	(2,399)	—	3,462	(8,802)
Concentrated Growth Fund	—	—	(23,401)	(531)	(26)	4,063	(19,895)
Emerging Growth Fund	—	31,603	—	—	(1,479)	66,708	96,832
Large Growth Fund	450	—	(97,399)	—	—	29,779	(67,170)
Midcap Growth Fund	—	—	—	(384)	(2,022)	87,050	84,644
Small Cap Growth Fund	—	11,606	—	—	(1,229)	39,250	49,627
Global Opportunities Fund	—	10	—	—	(2)	302	310
International Growth Fund	137	—	(581)	(889)	—	1,836	503

Under current tax law, capital losses and specified ordinary losses realized after October 31st and non-specified ordinary losses incurred after December 31st (ordinary losses collectively known as "late year ordinary loss") may be deferred and treated as having arisen in the following fiscal year.

As of the end of their latest tax year end of September 30, 2012, the following Funds have capital loss carryforwards ("CLCFs"). CLCFs not subject to expiration must be used prior to using any CLCFs that are subject to expiration. A summary of these CLCFs is detailed in the tables below (000):

CLCFs not subject to expiration (000):

	Short Term	Long Term
Medical Sciences Long/Short Fund	$165	$—

Spectrum Fund  197  —

International Growth Fund  67  —

CLCFs subject to expiration (000):

	Expiring September 30,
	2017	2018	Total
All Cap Growth Fund	$7,475	$2,390	$9,865
Concentrated Growth Fund	—	23,401	23,401
Large Growth Fund	7,956	89,443	97,399
International Growth Fund	437	77	514

As of March 7, 2011, the Large Growth Fund credited accumulated net realized loss $12,828 (000) and charged paid-in-capital $123,626 (000) and unrealized appreciation $31,165 (000) due to the Turner Large Cap Growth Fund ("Large Cap Growth Fund") merger with the Large Growth Fund. Internal Revenue Code Section 382 limits the amount of annual CLCFs available for use. However, if the Large Growth Fund recognizes sufficient capital gains before the relevant expiration dates, Section 382 should not preclude the use of these CLCFs.

TURNER FUNDS 2012 ANNUAL REPORT 79

NOTES TO FINANCIAL STATEMENTS

At September 30, 2012, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for the investments held by each Fund, excluding securities sold short and written options, were as follows (000):

	Federal tax cost	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
Market Neutral Fund	$38,312	$696	$(811)	$(115)
Medical Sciences Long/Short Fund	37,540	2,281	(636)	1,645
Spectrum Fund	777,555	41,501	(28,127)	13,374
Titan Fund	27,869	1,136	(801)	335
All Cap Growth Fund	24,962	3,949	(487)	3,462
Concentrated Growth Fund	37,598	5,960	(1,897)	4,063
Emerging Growth Fund	196,642	69,721	(3,013)	66,708
Large Growth Fund	237,984	37,461	(7,682)	29,779
Midcap Growth Fund	613,303	91,317	(4,267)	87,050
Small Cap Growth Fund	252,827	46,334	(7,084)	39,250
Global Opportunities Fund	1,593	319	(17)	302
International Growth Fund	27,824	2,705	(869)	1,836

Management has analyzed the Funds' tax positions taken on Federal income tax returns for all open tax years and has concluded that as of September 30, 2012, no provision for income tax would be required in the Funds' financial statements. The Funds' Federal and State income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state taxing authorities.

9. Concentration/risks:

Certain Funds invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Fund's net asset value and magnified effect on the total return.

The Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

10. Loans of portfolio securities:

The Funds may lend securities in their portfolio pursuant to a securities lending agreement ("Lending Agreement")

with Morgan Stanley. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 100% of the market value of the securities loaned based on the previous day's market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. Cash collateral received is invested in the BlackRock TempCash Fund, Institutional Shares, a money market fund. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Funds receive an annual fee for their participation in the Lending Agreement based on the projected lending activity.

In the event of bankruptcy of the borrower, realization/retention of the collateral may be subject to legal proceedings.

At September 30, 2012, the following Funds had securities on loan and the collateral held were as follows (000):

Fund	Value of Securities on Loan (000)	Value of Collateral (000)
All Cap Growth Fund	$2,493	$2,552
Concentrated Growth Fund	6,584	6,758
Emerging Growth Fund	23,850	24,427
Large Growth Fund	17,310	17,591
Midcap Growth Fund	58,468	60,254
Small Cap Growth Fund	41,952	43,018

11. In-kind transactions:

During the year ended September 30, 2011, the Emerging Growth Fund distributed securities in lieu of cash for shareholder redemptions. The shareholders received a pro-rata portion of the Emerging Growth Fund's holdings based on shares outstanding. The value of the redemption was as follows:

Date	Redemption (000)	Securities (000)	Cash (000)	Realized gain (000)	Fund shares redeemed
9/1/11	$260,853	$238,656	$22,197	$35,229	5,266,997

During the year ended September 30, 2012, there were no in-kind transactions.

80 TURNER FUNDS 2012 ANNUAL REPORT

These transactions were completed pursuant to procedures adopted by the Board. These procedures are designed to minimize or eliminate any adverse tax implications to the Funds and their shareholders.

12. Fund Merger:

On March 7, 2011, the Large Growth Fund acquired all of the net assets of the Large Cap Growth Fund, an open-end investment company, pursuant to a Plan of Reorganization approved by the Large Cap Growth Fund shareholders on February 28, 2011. The purpose of the transaction was to combine the two Funds managed by the Adviser with similar investment objectives and policies. The acquisition was accomplished by a tax-free exchange of 10,966,460 Institutional Class shares and 119,229 Investor Class shares of the Large Growth Fund, valued at $140,366 (000) and $1,518 (000), respectively, for 23,818,691 Institutional Class shares and 258,725 Investor Class shares of the Large Cap Growth Fund outstanding on March 7, 2011. The exchange ratios (Large Growth Fund shares issued/Large Cap Growth Fund shares outstanding) were 0.46:1 and 0.46:1 for the Institutional Class and Investor Class, respectively.

The investment portfolio of the Large Cap Growth Fund, with a fair value of $141,865 (000) and identified cost of $110,700 (000) at March 7, 2011, was the principal asset acquired by the Large Growth Fund. For financial reporting purposes, assets received and shares issued by the Large Growth Fund were recorded at fair value; however, the cost basis of the investments received from the Large Cap Growth Fund was carried forward to align ongoing reporting of the Large Growth Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Upon the business combination of the Funds on March 7, 2011, the net assets of the Large Cap Growth Fund, which included portfolio capital of $123,626 (000), accumulated net investment loss of $39 (000), accumulated realized losses of $12,869 (000) and unrealized gains of $31,165 (000), combined with the Large Growth Fund were $666,940 (000). The undistributed net investment income and unrealized gains of the Large Cap Growth Fund may be distributed by the Large Growth Fund in future periods. Immediately prior to the merger, the net assets (000) of the Large Cap Growth Fund and the Large Growth Fund were $141,884 and $525,056, respectively. All fees and expenses incurred by the Large Cap Growth Fund and the Large Growth Fund directly in connection with the Plan of Reorganization were borne by the Adviser.

Assuming the acquisition had been completed on October 1, 2010, the beginning of the annual reporting period of the Large Growth Fund, the Fund's pro forma results of operations for the year ended September 30, 2011, are as follows (000):

Net investment income/(loss):	$(393)
Net realized/unrealized gains/(losses):	39,672
Change in net assets resulting from operations:	$39,279

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Large Cap Growth Fund that have been included in the Large Growth Fund Statement of Operations since March 7, 2011.

13. Subsequent Events:

The Trust has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued and two events are reported below.

On September 7, 2012, the Board approved the reorganization of the Concentrated Growth Fund into the Large Growth Fund. The decision is subject to shareholder approval at a Special Meeting expected to take place during the first quarter of 2013. In anticipation of the reorganization, the Concentrated Growth Fund will close to new investors effective December 28, 2012.

On September 7, 2012, the Board also approved the reorganization of the International Growth Fund into the John Hancock International Growth Equity Fund. The decision is subject to shareholder approval at a Special Meeting expected to take place during the first quarter of 2013. In anticipation of the reorganization, the International Growth Fund will close to new investors effective October 12, 2012.

Based on this evaluation, other than the items noted above, no additional disclosures were required, and no adjustments were required as of September 30, 2012.

TURNER FUNDS 2012 ANNUAL REPORT 81

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Turner Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Turner Funds, comprising the Turner Market Neutral Fund, Turner Medical Sciences Long/Short Fund, Turner Spectrum Fund, Turner Titan Fund, Turner All Cap Growth Fund, Turner Concentrated Growth Fund, Turner Emerging Growth Fund, Turner Large Growth Fund, Turner Midcap Growth Fund, Turner Small Cap Growth Fund, Turner Global Opportunities Fund, and Turner International Growth Fund, (collectively, the Funds), as of September 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising Turner Funds as of September 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 29, 2012

82 TURNER FUNDS 2012 ANNUAL REPORT

NOTICE TO SHAREHOLDERS  (Unaudited)

For shareholders that do not have a September 30, 2012 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2012 year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended September 30, 2012, each portfolio is designating the following items with regard to distributions paid during the year.

	Long-term capital gain distribution	Ordinary income distributions	Total distributions	Dividends qualifying for corporate dividends receivable deduction(1)	Qualifying dividend income(2)	Qualifying interest income(3)	Qualifying short-term capital gain(4)
Market Neutral Fund	0.94%	99.06%	100.00%	16.90%	19.64%	0.00%	100.00%
Medical Sciences Long/Short Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Spectrum Fund	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	100.00%
Titan Fund	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	100.00%
All Cap Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Concentrated Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Emerging Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Large Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Midcap Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Small Cap Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Global Opportunities Fund	66.93%	33.07%	100.00%	17.08%	29.66%	0.00%	100.00%
International Growth Fund*	0.00%	0.00%	0.00%	0.20%	100.00%	0.00%	0.00%

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of "Ordinary Income Distributions".

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions". It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)  The percentage of this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the Internal Revenue Code will be expiring for tax years beginning after December 31, 2011.

(4)  The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the Internal Revenue Code will be expiring for tax years beginning after December 31, 2011.

*  The Turner International Growth Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended 2012, the total amount of foreign source income is $370,203. The total amount of foreign tax paid is $41,228. Your allocable share of the foreign tax credit will be reported on the Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the Shareholders for the calendar year ending December 31, 2012. Complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV.

TURNER FUNDS 2012 ANNUAL REPORT 83

DISCLOSURE OF FUND EXPENSES  (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these on-going costs, which include (among others) costs for portfolio management, distribution (12b-1) and/or shareholder services and other expenses. It is important for you to understand the impact of these costs on your investment returns. Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below and on the next page illustrates your Fund's costs in two ways:

• Actual Fund Return. This section helps you estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

• Hypothetical 5% Return. This section helps you compare your Fund's cost with those of other mutual funds. It provides information about hypothetical account values and expenses based on the Fund's actual expense ratio (column 3) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This section is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund's actual return — the hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period.

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Annualized Expense Ratios	Expenses Paid During Period*
Turner Market Neutral Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$985.50	1.95%	$9.68
Hypothetical 5% Return	1,000.00	1,015.25	1.95	9.82
Turner Market Neutral Fund — Investor Class Shares
Actual Fund Return	1,000.00	983.50	2.20	10.91
Hypothetical 5% Return	1,000.00	1,014.00	2.20	11.08
Turner Market Neutral Fund — Class C Shares
Actual Fund Return	1,000.00	980.40	2.95	14.61
Hypothetical 5% Return	1,000.00	1,010.25	2.95	14.83
Turner Medical Sciences Long/Short Fund — Institutional Class Shares
Actual Fund Return	1,000.00	998.00	1.88	9.39
Hypothetical 5% Return	1,000.00	1,015.60	1.88	9.47
Turner Medical Sciences Long/Short Fund — Investor Class Shares
Actual Fund Return	1,000.00	997.10	2.13	10.63
Hypothetical 5% Return	1,000.00	1,014.35	2.13	10.73
	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Annualized Expense Ratios	Expenses Paid During Period*
Turner Medical Sciences Long/Short Fund — Class C Shares
Actual Fund Return	$1,000.00	$993.10	2.88%	$14.35
Hypothetical 5% Return	1,000.00	1,010.60	2.88	14.48
Turner Spectrum Fund — Institutional Class Shares
Actual Fund Return	1,000.00	974.90	1.91	9.43
Hypothetical 5% Return	1,000.00	1,015.45	1.91	9.62
Turner Spectrum Fund — Investor Class Shares
Actual Fund Return	1,000.00	974.70	2.16	10.66
Hypothetical 5% Return	1,000.00	1,014.20	2.16	10.88
Turner Spectrum Fund — Class C Shares
Actual Fund Return	1,000.00	970.60	2.91	14.34
Hypothetical 5% Return	1,000.00	1,010.45	2.91	14.63
Turner Titan Fund — Institutional Class Shares
Actual Fund Return	1,000.00	984.60	1.94	9.63
Hypothetical 5% Return	1,000.00	1,015.30	1.94	9.77

84 TURNER FUNDS 2012 ANNUAL REPORT

  (Unaudited)

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Annualized Expense Ratios	Expenses Paid During Period*
Turner Titan Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$982.70	2.19%	$10.86
Hypothetical 5% Return	1,000.00	1,014.05	2.19	11.03
Turner Titan Fund — Class C Shares
Actual Fund Return	1,000.00	978.60	2.94	14.54
Hypothetical 5% Return	1,000.00	1,010.30	2.94	14.78
Turner All Cap Growth Fund — Investor Class Shares
Actual Fund Return	1,000.00	956.50	0.89	4.35
Hypothetical 5% Return	1,000.00	1,020.55	0.89	4.50
Turner Concentrated Growth Fund — Investor Class Shares
Actual Fund Return	1,000.00	920.90	0.90	4.32
Hypothetical 5% Return	1,000.00	1,020.50	0.90	4.55
Turner Emerging Growth Fund — Institutional Class Shares
Actual Fund Return	1,000.00	1,007.90	1.15	5.77
Hypothetical 5% Return	1,000.00	1,019.25	1.15	5.81
Turner Emerging Growth Fund — Investor Class Shares
Actual Fund Return	1,000.00	1,006.50	1.40	7.02
Hypothetical 5% Return	1,000.00	1,018.00	1.40	7.06
Turner Large Growth Fund — Institutional Class Shares
Actual Fund Return	1,000.00	972.00	0.69	3.40
Hypothetical 5% Return	1,000.00	1,021.55	0.69	3.49
Turner Large Growth Fund — Investor Class Shares
Actual Fund Return	1,000.00	971.00	0.94	4.63
Hypothetical 5% Return	1,000.00	1,020.30	0.94	4.75
	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Annualized Expense Ratios	Expenses Paid During Period*
Turner Midcap Growth Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$945.80	0.93%	$4.52
Hypothetical 5% Return	1,000.00	1,020.35	0.93	4.70
Turner Midcap Growth Fund — Investor Class Shares
Actual Fund Return	1,000.00	944.70	1.18	5.74
Hypothetical 5% Return	1,000.00	1,019.10	1.18	5.96
Turner Midcap Growth Fund — Retirement Class Shares
Actual Fund Return	1,000.00	944.20	1.43	6.95
Hypothetical 5% Return	1,000.00	1,017.85	1.43	7.21
Turner Small Cap Growth Fund — Investor Class Shares
Actual Fund Return	1,000.00	995.30	1.25	6.24
Hypothetical 5% Return	1,000.00	1,018.75	1.25	6.31
Turner Global Opportunities Fund — Institutional Class Shares
Actual Fund Return	1,000.00	949.40	1.10	5.36
Hypothetical 5% Return	1,000.00	1,019.50	1.10	5.55
Turner Global Opportunities Fund — Investor Class Shares
Actual Fund Return	1,000.00	948.30	1.35	6.58
Hypothetical 5% Return	1,000.00	1,018.25	1.35	6.81
Turner International Growth Fund — Institutional Class Shares
Actual Fund Return	1,000.00	974.90	1.10	5.43
Hypothetical 5% Return	1,000.00	1,019.50	1.10	5.55
Turner International Growth Fund — Investor Class Shares
Actual Fund Return	1,000.00	973.80	1.35	6.66
Hypothetical 5% Return	1,000.00	1,018.25	1.35	6.81

  *  Unless otherwise indicated, expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period from 4/1/12 - 9/30/12).

TURNER FUNDS 2012 ANNUAL REPORT 85

TRUSTEE AND OFFICERS OF THE TRUST

Name, address and age(1)	Position held with Trust and length of service(2)	Principal occupation(s) during past 5 years	Number of portfolios in complex overseen by trustee	Other directorships held
Interested Trustee*
Thomas R. Trala, Jr. (45)	Trustee (since 2010); President (since 2004)	Executive Managing Director (since 2010) and Chief Operating Officer (since 2004), Turner.	12

Turner Global Financial Services Offshore, Ltd. (since 2012); Turner Global Financial Services Master, Ltd. (since 2012); Turner Navigator Offshore, Ltd. (since 2012); Turner Navigator Master, Ltd. (since 2012); Turner International, Ltd. (since 2007).

* Mr. Trala is deemed to be an "Interested Trustee" by virtue of his relationship with Turner.

Non-Interested Trustees
Alfred C. Salvato (54)	Chairman of the Board (since 2004); Trustee (since 1996)	Chief Investment Officer (since 2003) and Treasurer (since 1995), Thomas Jefferson University.	12	None
Janet F. Sansone (67)	Trustee (since 1996)	Chief Management Officer, United States Government Printing Office (2008-2010); Self-employed Consultant (since 1999).	12	None
John T. Wholihan (74)	Trustee (since 1996)	Dean Emeritus (since 2007), Professor (since 1984) and Dean (1984-2007), College of Business Administration, Loyola Marymount University.	12	None
Executive Officers
Ty S. Edwards 3435 Stelzer Road, Columbus, OH 43219 (46)	Controller and Chief Financial Officer (since 2010)

Senior Vice President, Financial Services, Citi Fund Services (since 2010); Director, Product Management, Columbia Management (2007-2009); Deputy Treasurer, Columbia Funds, (2006-2007); Director, Fund Administration, Columbia Management (2004-2007).

			N/A	N/A
Brian F. McNally (54)	Vice-President (since 2002), Secretary and Chief Compliance Officer (since 2004)	General Counsel and Chief Compliance Officer (since 2004), Deputy General Counsel (2002-2004), Turner.	N/A	Turner Investment Partners (Australia) Pty Ltd. (since 2012); Turner Funds plc (since 2008).

86 TURNER FUNDS 2012 ANNUAL REPORT

TRUSTEE AND OFFICERS OF THE TRUST

Name, address and age(1)	Position held with Trust and length of service(2)	Principal occupation(s) during past 5 years	Number of portfolios in complex overseen by trustee	Other directorships held
Executive Officers
Jennifer L. Page (46)	Vice-President and Assistant Secretary (since 2011)

Director – Fund Administration and Compliance (since 2011), Director – Fund Administration – Offshore & Alternatives (2011), Turner; Senior Project Manager, AC Lordi Consulting (2010-2011); Senior Manager – Internal Audit (2006-2010), Senior Compliance Manager (2004-2006), Senior Risk Manager (2001-2006), Senior Fund Accounting Manager (1996-2001), Vanguard.

			N/A	N/A

(1)  Each Trustee and executive officer, unless noted otherwise, may be contacted by writing to such Trustee or Officer c/o Turner Funds, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, Attn: Turner Chief Legal Officer.

(2)  Each Officer serves a one-year term. All Trustees elected to office on or after February 19, 2010, are subject to a 12-year term of office ending on December 31st of the 12-year anniversary of the year in which he or she was first elected to the position of Trustee, subject to a one-time renewal for a second 12-year term by vote of a majority of the Trustees, including a majority of the "non-interested" Trustees. Additionally, each Trustee who had not reached the age of 70 as of December 31, 2009, is subject to a retirement age of 75, so that any Trustee who reaches such age shall resign as of the December 31st immediately following his or her 75th birthday. All other Trustees serve until his or her respective successor has been duly elected and qualified.

The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1.800.224.6312.

TURNER FUNDS 2012 ANNUAL REPORT 87

Turner Funds

Turner Funds' trustees

Alfred C. Salvato

Chief Investment Officer & Treasurer

Thomas Jefferson University

Janet F. Sansone

Executive Director

JFS Consulting

Thomas R. Trala, Jr.

Executive Managing Director & Chief Operating Officer

Turner Investments, L.P.

Dr. John T. Wholihan

Professor (Retired), Dean Emeritus, College of Business

Loyola Marymount University

Investment adviser

Turner Investments, L.P.

Berwyn, Pennsylvania

Distributor

Foreside Fund Services, LLC

Portland, Maine

Administrator

Turner Investments, L.P.

Berwyn, Pennsylvania

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

This report was prepared for shareholders of the Turner Funds. It may be distributed to others only if preceded or accompanied by a Turner Funds' Prospectus, which contains detailed information. All Turner Funds are offered by prospectus only.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Forms N-Q are available on the Commission's Web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Board of Trustees of the Turner Funds has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to Turner Investments, L.P. Turner Investments, L.P. will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to the SAI. The Board of Trustees will periodically review each Fund's proxy voting record.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) via the Funds' Web site, www.turnerinvestments.com; (ii) on the Commission's Web site at http://www.sec.gov; and (iii) without charge by calling 1.800.224.6312.

88 TURNER FUNDS 2012 ANNUAL REPORT

Turner Funds

P.O. Box 219805

Kansas City, Missouri 64121-9805

Telephone: 1.800.224.6312

Email: mutualfunds@turnerinvestments.com

Web Site: www.turnerinvestments.com

TUR-AR-002-0309

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Turner Funds has determined that the Board’s Audit Committee does not have an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term.  After carefully considering all of the factors involved in the definition of “audit committee financial expert,” the Board determined that none of the members of the Audit Committee possessed all five attributes in the definition, although some members of the Audit Committee possessed some of the attributes.  The Board also determined that the Audit Committee members have general financial expertise, and given the size and types of the Turner Funds and in light of the nature of the accounting and valuation issues presented over the past several years, it did not appear that the Audit Committee members lacked any necessary skill to serve on the Audit Committee.

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) Related to the Trust

KPMG billed the Trust the aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

	2012			2011
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees (1)	$255,000	N/A	N/A	$261,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees (2)	$101,844	N/A	N/A	$120,328	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)         Audit Fees include fees related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)         Tax Fees consist of tax compliance services for the Trust.  These services primarily included review of federal income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(e)(1) The Audit Committee has delegated pre-approval of non-audit services to the Chairman of the Audit Committee, subject to ratification by the Audit Committee.

(e)(2)  Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2012	2011
Audit-Related Fees	0.00%	0.00%
Tax Fees	0.00%	0.00%
All Other Fees	0.00%	0.00%

(f)  Not applicable.

(g)  The aggregate non-audit fees and services billed by KPMG for the last two fiscal years were $101,844 and $120,328 for 2012 and 2011, respectively, as described above.

(h)  The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides on-going services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.         Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.         Schedule of Investments.

Schedule of Investments is included as part of report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant’s last proxy solicitation.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 as amended (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities and Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) of the Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics is attached hereto.

(a)(2) A separate certification for the Principal Executive Officer and the Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)), also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Turner Funds

By (Signature and Title)	/s/ Thomas R. Trala, Jr.
Thomas R. Trala, Jr., President (Principal Executive Officer)

Date	December 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Thomas R. Trala, Jr.
Thomas R. Trala, Jr., President (Principal Executive Officer)

Date	December 6, 2012

By (Signature and Title)	/s/ Ty Edwards
Ty Edwards, Controller and Chief Financial Officer (Principal Financial Officer)

Date	December 6, 2012